Reg. Nos. 33-30394/ 811-5857


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                         [ X ]
       Pre-Effective Amendment No. ____                        [   ]


       Post-Effective Amendment No. 19                         [ X ]


                                               and/or

REGISTRATION STATEMENT UNDER THE

INVESTMENT COMPANY ACT OF 1940                                 [ X ]
       Amendment No. 18


                        (Check appropriate box or boxes.)

                                 CMC Fund Trust
               (Exact Name of Registrant as Specified in Charter)

1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207
(Address of Principal Executive Offices)           (Zip Code)

Registrant's Telephone Number, including Area Code:  (503) 222-3600


Jeff B. Curtis

1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon  97207
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.


It is proposed that this filing will become effective:
    X    immediately upon filing pursuant to paragraph (b)
 _______
 _______ on _______________ pursuant to paragraph (b)
 _______ 60 days after filing pursuant to paragraph (a)(1)
 _______ on _______________ pursuant to paragraph (a)(1)
 _______ 75 days after filing pursuant to paragraph (a)(2)
 _______ on pursuant to paragraph (a)(2) of Rule 485


If appropriate:
 _______ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



                                     [LOGO]
                                    Columbia


                               CMC SMALL CAP FUND
                             CMC SMALL/MID CAP FUND
                          CMC INTERNATIONAL STOCK FUND



         CMC Small Cap Fund, CMC Small/Mid Cap Fund, and CMC International Stock Fund (each a "Fund" and together the "Funds") are portfolios of CMC Fund Trust. The Small Cap Fund and the Small/Mid Cap Fund seek to provide investors with long-term capital appreciation. The Small Cap Fund will invest primarily in smaller capitalization companies, and the Small/Mid Cap Fund will invest primarily in companies with small to medium market capitalizations. The International Stock Fund seeks to provide investors with long-term capital appreciation by investing primarily in international stocks.










     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



                                December 21, 2000

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Risk/Return Summary...........................................................3
         Overview.............................................................3
         Investment Strategy..................................................3
         Risks of Investing in Common Stock...................................3
         Information About the Funds..........................................3
         CMC Small Cap Fund...................................................4
                  Goal........................................................4
                  Strategy....................................................4
                  Risk Factors................................................4
                  Historical Performance......................................5
                  Expenses....................................................7
                  Financial Highlights........................................8
         CMC SMALL/MID CAP FUND...............................................9
                  Goal........................................................9
                  Strategy....................................................9
                  Risk Factors................................................9
                  Historical Performance.....................................10
                  Expenses...................................................10
                  Financial Highlights.......................................12
         CMC INTERNATIONAL STOCK FUND........................................12
                  Goal.......................................................12
                  Strategy...................................................12
                  Risk Factors...............................................12
                  Historical Performance.....................................13
                  Expenses...................................................14
                  Financial Highlights.......................................16
MANAGEMENT...................................................................16
INFORMATION ABOUT YOUR INVESTMENT............................................17
         Your Account........................................................17
                  Buying Shares..............................................17
                  Selling Shares.............................................18
                  Pricing of Shares..........................................18
         Distribution and Taxes..............................................18
                  Income and Capital Gains Distributions.....................18
                  Tax Effect of Distributions and Transactions...............19
MORE ABOUT THE FUNDS.........................................................20
         Investment Strategy.................................................20
                  Small Cap Fund and Small/Mid Cap Fund......................20
                  International Stock Fund...................................21
                  Changes to Investment Objective and Temporary Investments..22
                  Portfolio Turnover.........................................22
         Other Risks.........................................................22
                  Foreign Securities.........................................23
FOR MORE INFORMATION.........................................................24

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

OVERVIEW
--------

                  This section introduces the Funds offered by this Prospectus. For your convenience, concise descriptions of each Fund begin on the next page. The descriptions provide the following information about each Fund:

         o        GOAL
         o        STRATEGY
         o        RISK FACTORS
         o        HISTORICAL PERFORMANCE
         o        EXPENSES
         o        FINANCIAL HIGHLIGHTS

INVESTMENT STRATEGY
-------------------

                  Columbia Management Co., the investment adviser for the Funds ("CMC" or "Adviser"), takes a unique approach to investing, where all Funds are managed using the expertise of the entire investment team. Through this team effort, individual analysts and portfolio managers have responsibility for tracking specific sectors or industries of the market, identifying securities within those areas that are expected to reward shareholders. Through this process the Adviser is able to determine the emphasis to be placed on different industries and selection of individual stocks in which the Funds may invest. In the case of the International Stock Fund, this process enables the Adviser to identify attractive regions, countries and industries in which to invest. This approach is intended to uncover opportunities that offer long-term financial reward. In building each Fund's portfolio, the Adviser combines this top down approach with intensive bottom up research of individual securities issues. The Small Cap and Small/Mid Cap Funds focus on investment in small capitalization stocks and securities, and in the case of the Small/Mid Cap Fund, both small capitalization and medium capitalization stocks. Accordingly, these Funds place a greater emphasis on bottom up research. Both types of analysis, however, play an integral role in the investment process and are explained in greater detail under "MORE ABOUT THE FUNDS, INVESTMENT STRATEGY" in this Prospectus.

RISKS OF INVESTING IN COMMON STOCK
----------------------------------

                  Because the Funds invest primarily in common stocks, they are subject to the risks associated with stock investing. Although common stocks have historically provided long-term returns that are greater than other types of investments, stock returns have also been volatile over shorter periods of time. Consequently, the Funds' portfolios - and likewise your investment in the Funds - will fluctuate in value in response to changes in the economy and the activities, financial prospects and results of the individual companies whose stock is held by the Funds.

INFORMATION ABOUT THE FUNDS
---------------------------

                               CMC SMALL CAP FUND

GOAL
----

What is the Fund's Investment Goal?

                  The Fund seeks to provide investors long-term capital appreciation.

STRATEGY
--------

What investment strategies does the Fund use to pursue this goal?


                  Under normal market conditions, the Fund invests at least 65% of its total asset value in common stocks of companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. As of November 30, 2000, under the above definition, companies with a market capitalization of $2.1 billion or less would be considered small cap. Most of the assets will be invested in U.S. common stocks. The Fund, however, may invest in equity securities of foreign issuers when consistent with the Fund's investment directive.


RISK FACTORS
------------

What are the principal risks of investing in the Fund?

                  In addition to the risks of investing in common stocks described above under "RISKS OF INVESTING IN COMMON STOCK", investment in small cap stocks present additional investment risks. This is because small cap companies:

                  o May have limited operating histories, fewer financial resources, and inexperienced management

                  o May be dependent on a small number of products or services

                  o May have low trading volumes, making it difficult for the Fund to sell a particular security, resulting in erratic or abrupt price movements

                  The Fund invests in small cap companies in the technology market sector. The risks of investing in technology related stocks may be greater than investing in other market sectors because of:

                  o Competitive pressures among technology companies that result in aggressive pricing of their products or services

                  o Short product cycles due to accelerated rate of technological developments

                  o Varying investor enthusiasm for technology and technology-related stocks

                 The price of technology stocks will likely fluctuate more than securities of companies not dependent upon or associated with technology because technology companies are affected by scientific and technological developments and advancements and may be subject to government regulation, including approval of their products.

                  You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program. Because the Fund may invest in foreign issuers, the Fund's total return may be affected by fluctuations in curency exchange rates or political or economic conditions in a particlular country.

                  See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?

                  The bar chart and table on the following page illustrate the Small Cap Fund's annual returns as well as its long term performance. The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of the Russell 2000 Index, a widely recognized unmanaged index used as a benchmark for small cap stock performance. The bar chart and table assumes the reinvestment of dividends and distributions. The Funds' historical performance does not indicate how the Fund will perform in the future.

                                 Small Cap Fund

         The bar chart shows the Year-By-Year Total Return As Of 12/31 Each Year

         1990      -11.56%
         1991       45.44%
         1992       12.31%
         1993       16.33%
         1994        1.70%
         1995       36.39%
         1996       21.82%
         1997       21.93%
         1998       -1.05%
         1999       60.00%


         Best Quarter:                      4Q '99          51.50%
         Worst Quarter:                     3Q '90         -28.29%
         -----------------------------------------------------------------------


         Average Annual Total Returns As Of 12/31/99



                                            1 Year     5 Year    10 Year
         -----------------------------------------------------------------------
         CMC Small Cap Fund                 60.00%     26.25%      18.55%
         Russell 2000 Index                 21.26%     16.69%      13.40%


         The Fund's total return for the nine month period ended 9/30/00 was 15.76%.

EXPENSES
--------

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return on the Fund.

              ------------------------------------------------------------------
                The Fund does not charge a sales load or 12b-1 distribution fee.
              ------------------------------------------------------------------


--------------------------------------------------------------------------------
         Fee Table

         Shareholder transaction fees (fees paid directly              None
         from your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)

                    Management Fees                                    0.75%
                    Distribution and/or Service (12b-1) Fees           None
                    Other Expenses                                     0.04%

                                   Total Fund Operating Expenses       0.79%

         -----------------------------------------------------------------------

         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                     1 Year         3 Years         5 Years        10 Years
                     ------         -------         -------        --------
                      $81             $252           $439            $978

FINANCIAL HIGHLIGHTS
--------------------

         The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "Financial Statements."

                                 Small Cap Fund

                                                                    Year Ended October 31,

                                                    -------------------------------------------------------

                                                     2000       1999        1998        1997        1996
                                                     ----      -----       ------      ------      ------


Net asset value, beginning of year...............   $13.59     $9.96       $13.60      $13.01      $14.00
                                                    ------     -----       ------      ------      ------

Income from investment operations:

Net investment income (loss).....................   (0.09)     (0.04)      (0.03)      (0.01)      (0.02)
Net realized and unrealized gains (losses)
  on investments.................................    6.80       3.69       (2.21)       3.52        4.20
                                                     ----       ----       ------       ----        ----
    Total from investment operations.............    6.71       3.65       (2.24)       3.51        4.18
                                                     ----       ----       ------       ----        ----

Less distributions:

Distributions from net capital gains.............   (1.52)     (0.02)      (1.40)      (2.92)      (5.17)
                                                    ------     ------      ------      ------      ------
    Total distributions..........................   (1.52)     (0.02)      (1.40)      (2.92)      (5.17)
                                                    ------     ------      ------      ------      ------

Net asset value, end of year.....................   $18.78     $13.59      $ 9.96      $13.60      $13.01
                                                    ======     ======      =====       ======      ======

Total return.....................................   50.49%     36.70%     -16.49%      26.98%      30.30%

Ratios/Supplemental data
Net assets, end of year
  (in thousands) ................................  $258,480   $240,129    $267,789    $521,770    $522,408
Ratio of expenses to average net assets..........    0.79%      0.79%       0.77%        0.76%       0.78%
Ratio of net loss to average
  net                                              (0.39)%    (0.33)%     (0.20)%      (0.08)%     (0.14)%
assets.....................................
Portfolio turnover rate..........................    163%       186%        159%        169%        148%


NOTE: Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.

                             CMC SMALL/MID CAP FUND

GOAL
----

What is the Fund's Investment Goal?

                  The Fund seeks to provide investors long-term capital appreciation.

STRATEGY
--------

What investment strategies does the Fund use to pursue this goal?



                  The Small/Mid Cap Fund's investment objective is to provide long term growth of capital by investing primarily in common stocks of companies with small and medium sized market capitalizations Under normal market conditions, the Fund will invest at least 65% of its assets in companies with a market capitalization equal to or less than 300 percent of the dollar weighted median market capitalization of the S&P Mid Cap 400 Index. As of November 30, 2000, securities of a company with a market capitalization of $8.2 billion or less would be eligible for purchase by the Fund under this definition. Most of the assets will be invested in U.S. common stocks. The Fund, however, may invest in equity securities of foreign issuers when consistent with the Fund's investment directive.


RISK FACTORS
------------

What are the principal risks of investing in the Fund?

                  In addition to the risks of investing in common stocks described above under "RISKS OF INVESTING IN COMMON STOCK", investment in small/mid cap stocks present additional investment risks. This is because small/mid cap companies:

                  o May have limited operating histories, fewer financial resources, and inexperienced management

                  o May be dependent on a small number of products or services

                  o May have low trading volumes, making it difficult for the Fund to sell a particular security, resulting in erratic or abrupt price movements

                  The Fund invests in small cap companies in the technology market sector. The risks of investing in technology related stocks may be greater than investing in other market sectors because of:

                  o Competitive pressures among technology companies that result in aggressive pricing of their products or services

                  o Short product cycles due to accelerated rate of technological developments

                  o Varying investor enthusiasm for technology and technology-related stocks

                  The price of technology stocks will likely fluctuate more than securities of companies not dependent upon or associated with technology because technology companies are affected by scientific and technological developments and advancements and may be subject to government regulation, including approval of their products.


                  You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in the value of your investment. An investment in this Fund should be part of a balanced investment program. Because the Fund may invest in foreign issuers, the Fund's total return may be affected by fluctuations in curency exchange rates or political or economic conditions in a particlular country.


                  See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?

         Because the Small/Mid Cap Fund is new, no historical performance is presented.

EXPENSES
--------

What expenses do I pay as an investor in the Fund?


                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. The Fund is new, so the annual fund operating expenses for the Fund are based on estimates for the current fiscal year. In the future, the amount of fees and expenses will depend on the actual average net assets of the Fund during those years and a number of other factors.


              ------------------------------------------------------------------
                The Fund does not charge a sales load or 12b-1 distribution fee.
              ------------------------------------------------------------------

--------------------------------------------------------------------------------
         Fee Table

         Shareholder transaction fees (fees paid directly            None
         from your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)

                  Management Fees                                    0. 75%
                  Distribution and/or Service (12b-1) Fees           None
                  Other Expenses                                     0.10%(1)

                  Total Fund Operating Expenses                      0. 85%
                           Expense Reimbursement                     0. 05%(2)
                           Net Expenses                              0. 80%


                  (1) "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its first fiscal year of operation.

                  (2) For the fiscal years ending October 31, 2001, 2002 and
                      2003, CMC has agreed to reimburse the Fund for all ordinary expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses at 0.80%.


--------------------------------------------------------------------------------

         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                              1 Year                 3 Years
                              ------                 -------
                                $82                    $255

FINANCIAL HIGHLIGHTS
--------------------

         Because the Small/Mid Cap Fund is new, no financial information is presented.

                          CMC INTERNATIONAL STOCK FUND

GOAL
----

What is the Fund's Investment Goal?

                  The Fund seeks to provide investors long-term capital appreciation.

STRATEGY
--------

What investment strategies does the Fund use to pursue its goal?

                  Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of companies from at least three countries other than the United States and may invest in companies located anywhere in the world. While the Fund's investments are not limited as to market capitalization, the Fund intends to invest primarily in companies considered to be large and well-established, based on standards of the applicable country or foreign market.

RISK FACTORS
------------


What are the principal risks of investing in the Fund?


                  In addition to the risks of investing in common stocks described above under "RISKS OF INVESTING IN COMMON STOCK", investment in foreign securities present additional investment risks. The risks associated with foreign investing include:

                  o Foreign securities may be subject to greater fluctuations in price than domestic securities

                  o The price of foreign securities are affected by changes in currency exchange rates

                  o Foreign taxes may reduce a foreign investment's effective yield

                  o A foreign security may be affected by potential political or economic instability of the country of the issuer, especially in emerging or developing countries

                  o Foreign companies are generally not subject to uniform accounting, auditing, and financial reporting standards, and have less governmental regulation and oversight than U.S. companies

                  o There is generally less public information available about foreign companies

                  o Foreign securities are generally less liquid than U.S. securities

                  You could lose money as a result of your investment in the Fund. Additionally, the Fund could underperform other investments. You should invest in this Fund only if you are willing to assume substantial risks of significant fluctuations in your investment. An investment in this Fund should be part of a balanced investment program.

                  See "MORE ABOUT THE FUNDS" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?

                  The bar chart and table on the following page illustrates the International Stock Fund's annual returns as well as its long term performance. The bar chart shows how the Fund's performance has varied from year to year. The table compares the International Stock Fund's performance to that of the Morgan Stanley Capital Index (MSCI) EAFE, an unmanaged index which reflects the movement of stock markets in Europe, Australasia, and the Far East by representing a broad selection of domestically listed companies within each market. The bar chart and table assume the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.

                            International Stock Fund


         The bar chart shows the Year-By-Year Total Return As Of 12/31 Each Year

         1995        5.52%
         1996       16.77%
         1997       10.18%
         1998       12.17%
         1999       59.02%

         Best Quarter:                      4Q '99          32.73%
         Worst Quarter:                     3Q '98         -18.24%
         -----------------------------------------------------------------------


         Average Annual Total Returns As Of 12/31/99


                                                                     Inception
                                            1 Year      5 Year       (2/1/94)
         -----------------------------------------------------------------------
         CMC International Stock Fund         59.02%      19.35%       14.63%
         (MSCI) EAFE Index                    27.30%      16.06%       10.97%


         The Fund's total return for the nine month period ended 9/30/00 was -20.75%.


EXPENSES
--------

What expenses do I pay as an investor in the Fund?


                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

              ------------------------------------------------------------------
                The Fund does not charge a sales load or 12b-1 distribution fee.
              ------------------------------------------------------------------


         -----------------------------------------------------------------------
         Fee Table

         Shareholder transaction fees (fees paid directly                 None
         from your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)


                    Management Fees                                       0.75%
                    Distribution and/or Service (12b-1) Fees              None
                    Other Expenses                                        0.36%

                                    Total Fund Operating Expenses         1.11%


         -----------------------------------------------------------------------


         Expense Examples

         These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                   1 Year          3 Years         5 Years         10 Years
                   ------          -------         -------         --------
                    $133             $353            $612           $1,352

FINANCIAL HIGHLIGHTS
--------------------

         The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total returns in each table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "Financial Statements."

                            International Stock Fund

                                                                     Year Ended October 31,
                                                     -------------------------------------------------------
                                                      2000       1999        1998         1997        1996
                                                      ----       ----        ----         ----        ----
Net asset value, beginning of year...............    $17.86     $12.54      $42.71       $42.46      $37.06
                                                     ------     ------      ------       ------      ------

Income from investment operations:

Net investment income (loss).....................     0.04      (0.02)       0.25         0.41        0.32
Net realized and unrealized gains (losses)
  on investments.................................    (0.36)      5.34       (0.78)        6.16        5.86
                                                     ------      ----       ------        ----        ----
     Total from investment operations............    (0.32)      5.32       (0.53)        6.57        6.18
                                                     ------      ----       ------        ----        ----

Less distributions:

Dividends from net investment income.............        -         -           -         (0.46)      (0.78)
Distributions from net capital gains.............    (1.34)     (0.00)*     (29.64)      (5.86)          -
                                                     ------      ----       ------        ----        ----

     Total distributions.........................    (1.34)      0.00       (29.64)      (6.32)      (0.78)
                                                     ------      ----       ------        ----        ----

Net asset value, end of year.....................    $16.20     $17.86      $12.54       $42.71      $42.46
                                                     ======     ======      ======       ======      ======

Total return.....................................    -3.58%     42.44%      -1.24%       15.47%      16.67%

Ratios/Supplemental data

Net assets, end of year (in thousands)...........   $22,975     $30,492     $15,377     $81,471      $73,542
Ratio of expenses to average net assets..........    1.11%       1.31%       1.04%       1.05%        1.00%
Ratio of net income (loss) to average net assets.    0.12%      (0.14)%      0.60%       0.88%        0.78%
Portfolio turnover rate..........................     140%        96%         53%         127%        120%

* Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

         The Funds' investment adviser is Columbia Management Co., 1300 S.W. Sixth avenue, P.O. Box 1350, Portland, Oregon 97207-1350 ("CMC" or "Adviser"). CMC has acted as an investment adviser since 1969.

         The Funds' have contracted with CMC to provide research, advice and supervision with respect to investment matters and to determine what securities to purchase or sell and what portion of the Funds' assets to invest. For the fiscal year ended October 31, 2000, the Small Cap Fund and the International Stock Fund paid CMC a management fee, expressed as a percentage of average net assets, of 0.75%. Under its advisory contract with the Adviser, the Small/Mid Cap Fund will pay a management fee, expressed as a percentage of average net assets of 0.75%.

         CMC uses an investment team approach to analyze investment themes and strategies for the Funds. Members of the investment team are responsible for the analysis of particular industries and market sectors within those industries and for recommendations on individual securities within those industries or market sectors.

         Richard J. Johnson, a Vice President of CMC and a Chartered Financial Analyst, has had principal responsibility for investment decisions of the Small Cap Fund (since April 1995). Mr. Johnson joined the Adviser in 1994 as a portfolio analyst and member of the investment team. Before joining the Adviser, Mr. Johnson was a portfolio manager and analyst for Provident Investment Counsel (1990-1994).

         Mr. Johnson also has principal oversight responsibility for investment strategies developed on behalf of the Small/Mid Cap Fund and is responsible for overseeing Steven N. Marshman who, using the expertise and input of the Investment Team, implements on a daily basis the investment strategies for the Fund. Mr. Marshman, a Vice president of Columbia and a Chartered Financial Analyst, joined Columbia in 1992.

         James M. McAlear, a Vice President of CMC (since 1992), has had principal responsibility for investment decisions of the International Stock Fund since its inception in 1994. He joined the Adviser in 1992 as a portfolio analyst and member of the investment team. Previously, Mr. McAlear was Senior Vice President for American Express Financial Advisers in London (1985-1992) and Executive Director for Merrill Lynch Europe (1972-1985).


--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT
------------

         Buying Shares
         -------------

                  Shares in the Funds are available for purchase by institutional buyers, enabling them to invest in diversified portfolios of either small cap securities , small/mid cap or foreign securities in a pooled environment, rather than purchasing securities on an individual basis.

                  If you want to invest in a Fund, contact a CMC representative at 1-800-547-1037. Additionally, CMC may, at its discretion also use the Funds as a way to diversify the portfolios of its separately managed accounts. If the separately managed account is governed by the rules and regulations promulgated under the Employee Retirement Income Securities Act of 1974, any investment in the Funds will only be made after the investment has been approved by an independent fiduciary and certain conditions are satisfied. See the Statement of Additional information for more detail.

                  The price for a Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

                  Although none of the Funds has a policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of the Fund.

         Selling Shares
         --------------

                  You may sell shares at any time. Upon redemption you will receive the Fund's next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling a CMC Representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

                  Each Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

         Pricing of Shares
         -----------------

                  Each Fund's investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. If applicable to a Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by a Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, CMC determines that a particular event would materially affect the Fund's NAV, then CMC, under the general supervision of the Board of Trustees, will use all relevant information available to it to determine a fair value for the affected portfolio securities.

DISTRIBUTION AND TAXES
----------------------

         Income and Capital Gains Distributions
         --------------------------------------

                  Each Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the capital gain distribution in cash.

         Tax Effect of Distributions and Transactions
         --------------------------------------------

                  The dividends and distributions of each Fund are taxable to most investors, unless the shareholder is exempt from federal or state income taxes or the investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. In general, distributions are taxable as follows:

                  ------------------------------------------------------------------------------------
                  Taxability of Distributions
                  ------------------------------------------------------------------------------------

                  Type of                           Tax Rate for           Tax Rate for
                  Distribution                      15% Bracket            28% Bracket or Higher
                  ------------                      -----------            ---------------------

                  Income Dividends                  Ordinary Income Rate   Ordinary Income Rate

                  Short Term Capital Gains          Ordinary Income Rate   Ordinary Income Rate

                  Long Term Capital Gains           10%                    20%
                  ------------------------------------------------------------------------------------

                  Each Fund expects that, as a result of its investment objective to achieve capital appreciation, its distributions will consist primarily of capital gains. Each year the Fund's will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

                  The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Adviser is the same as a sale.


                ----------------------------------------------------------------
                  Your investment in a Fund could have additional tax consequences. Please consult your tax professional for assistance as to the possible application of foreign, state and local income tax laws to Fund dividends and
                  capital distributions.
                ----------------------------------------------------------------

--------------------------------------------------------------------------------
MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY
-------------------

         Small Cap Fund and Small/Mid Cap Fund
         -------------------------------------

                  In identifying attractive securities for investment in the Funds, the Adviser begins with a bottom up, fundamental analysis of individual companies. The bottom up analysis is intended to provide insights about the financial condition and growth prospects of a company whose stock is under consideration. As part of this intensive research process, the Adviser evaluates a company's balance sheets and income statements to draw conclusions about earnings growth and profitability. The Adviser also examines quality of management, a company's level of investment in research and development, as well as the company's potential for new products or services. In addition, the Adviser looks at sales trends and factors affecting stock price, such as price earnings and price to book ratios. To round out the bottom up research, the Adviser uses top down analysis to determine how macro changes in the economy may affect the prospects for the industry in which the company under consideration is operating. By utilizing this investment strategy, the Funds strive to anticipate and act upon market change, understand its effects on the risks and rewards of the Funds' securities, and thereby generate consistent, competitive results over the long-term.


                  The Funds may invest in securities convertible into common stock. Securities convertible into common stock may include both debt securities and preferred stock. The Funds may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants.


                  There is no minimum aggregate market valuation for a company to be considered an appropriate investment for either Fund. Both Funds may invest up to 35% of the value of its total assets in the securities of larger, more established companies when these securities offer capital appreciation potential that is generally comparable to small or mid cap securities.

         International Stock Fund
         ------------------------

                  For the International Stock Fund, the Adviser uses a top down analysis to identify attractive countries, stock markets, industries, sectors and securities for investment. As part of this approach, the Adviser conducts an ongoing evaluation of the global economic and investment environments to anticipate how potential change may influence the prospects for particular global regions, countries and the industries in those countries. This is because even small shifts in such macroeconomic factors as interest rates, inflation, government regulation, political activity, flows of capital and international monetary policy can affect the overall economic health of an entire global region or a country, including the industries in that region or country. Once the Adviser has identified attractive regions, countries and industries for emphasis through the top down approach, fundamental security analysis is used to evaluate the merits of individual companies being considered for investment. By utilizing this investment strategy, the Adviser strives to anticipate and act upon economic and stock market changes, thereby generating consistent, competitive investment results over the long-term.

                  The Fund may invest up to 25% of its assets in smaller, less seasoned companies when these securities offer attractive opportunities consistent with the Fund's investment objective. These investments are subject to the risks of investing in small cap companies discussed in the Risk/Return Summary of the Small Cap Fund.


                  The Fund intends to invest principally in the equity securities of companies located in the following countries: Australia, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Hong Kong, India, Ireland, Italy, Japan, Korea, Mexico, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand, and the United Kingdom.



                  The value of the International Stock Fund is measured in U.S. dollars and will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to adverse change in currency exchange rates (referred to as "hedging"), the Fund may enter into forward currency exchange contracts that in effect lock in a rate of exchange during the period of the forward contract. The Fund will only enter into forward contracts for hedging and not for speculation. When required by the Investment Company Act or the SEC, the Fund will "cover" its commitment under the forward contracts by segregating cash or liquid, high-grade securities with the Fund's custodian in an amount not less than the value of the Fund's total assets committed to the forward contracts. Under normal market conditions, no more than 25% of the Fund's assets may be committed to currency exchange contracts.

                  The International Stock Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund may use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

                  In addition to investing directly in foreign equity securities, the Fund may also purchase securities in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a European bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

         Changes to Investment Objective and Temporary Investments
         ---------------------------------------------------------

                  The investment objective of each Fund may be changed by the Board of Trustees, without shareholder approval, upon 30 days written notice. Additionally, under adverse market conditions, a Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse economic or market conditions. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

         Portfolio Turnover
         ------------------

                  Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance.

OTHER RISKS
-----------

         In addition to the certain risks stated in the "RISK/RETURN SUMMARY," there are other risks of investing in the Funds such as:

         Foreign Securities. The International Stock Fund may invest a portion of its assets in companies located in developing countries or in countries with new or developing capital markets, such as countries in Eastern Europe and South America or Southeast Asia. The considerations noted above concerning the risk of investing in foreign securities are generally more significant for these investments. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing countries may generally be more volatile than markets of more developed countries. Investments in these markets may involve significantly greater risks, as well as the potential for greater gains.

         Additional costs may be incurred in connection with the International Stock Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

         You can find additional information on the Funds' structure and performance in the following documents:

         o Annual/Semiannual Reports. While the Prospectus describes the Funds' potential investments, these reports detail the Funds' actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected a Fund's performance during the reporting period.

         o Statement of Additional Information ("SAI"). A supplement to the Prospectus, the SAI contains further information about each Fund and its investment restrictions, risks and polices. It also includes the most recent annual report and the independent accountant's report.

         A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

         A copy of the SAI and current annual report is attached to this Prospectus. To obtain additional copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of a Fund, you may contact:

                         CMC Fund Trust
                         1300 S.W. Sixth Avenue
                         Portland, Oregon  97201
                         Telephone:  1-800-547-1037

Information about a Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.


SEC file number:  811-5857

-----------------------------------------------------------------------------

                               CMC SMALL CAP FUND
                             CMC SMALL/MID CAP FUND
                          CMC INTERNATIONAL STOCK FUND
------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

         This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and three portfolios of the Trust, CMC Small Cap Fund, CMC Small/Mid Cap Fund and CMC International Stock Fund (each a "Fund" and together the "Funds").


         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 21, 2000 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.




                                TABLE OF CONTENTS


Description of the Funds.....................................................2
Management...................................................................11
Investment Advisory and Other Fees Paid to Affiliates........................17
Portfolio Transactions.......................................................18
Capital Stock and Other Securities...........................................20
Purchase, Redemption and Pricing of Shares...................................20
Custodians...................................................................23
Independent Accountants......................................................23
Taxes........................................................................24
Performance..................................................................28
Financial Statements.........................................................29


                                December 21, 2000

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

         The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are seven portfolios established under the Trust: the Funds, CMC High Yield Fund, CMC Short Term Bond Fund, CMC Fixed Income Securities Fund and CMC International Bond Fund. With the exception of the International Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for each of the Funds is Columbia Management Co. (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Adviser.

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------

                               CMC SMALL CAP FUND

         The Small Cap Fund's investment objective is capital appreciation. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.


         To achieve its investment objective, the Fund will generally invest at least 65% of its total asset value in common stocks or securities convertible into common stock of companies with market capitalizations of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. The S&P Small Cap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalization. As of November 30, 2000, under the above definition, companies with a market capitalization of $2.1 billion or less would be considered small cap. The Fund may, however, invest from time to time up to 35% of the value of its total assets in the securities of larger companies when the Adviser believes these securities offer capital appreciation potential that is generally comparable to small cap securities.


                             CMC SMALL/MID CAP FUND

         The Small/Mid Cap Fund's investment objective is capital appreciation. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days' written notice. There is no assurance that the Fund will achieve its investment objective.

         To achieve its investment objective, the Fund will generally invest at least 65% of its total asset value in common stocks or securities convertible into common stock of companies with small to medium-size market capitalizations equal to or less than 300 percent of the dollar weighted median market capitalization of the S&P Mid Cap 400 Index. Under this definition, as of November 30, 2000, companies with a market capitalization of $8.2 billion or less would be considered small to medium size market capitalization and be eligible for purchase by the Fund. Investments by the Fund in companies which grow above these medium capitalization criteria may continue to be held if the Adviser believes they are still attractive investments and offer similar returns as other securities held by the Fund.



                          CMC INTERNATIONAL STOCK FUND

         The International Stock Fund's investment objective is capital appreciation. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.


         To achieve its investment objective, under normal conditions, the Fund will invest at least 65% of the Fund's assets in equity securities, including securities convertible into equity securities, of issuers from at least three countries other than the United States and may invest in companies located anywhere in the world. Generally the Fund will invets in companies that each have an aggregate market valuation of at least $500 million or are considered large and well-established, based on the standards of the applicable country or foreign market. The Fund may invest in smaller, less seasoned companies when the Adviser believes these companies offer attractive opportunities consistent with the Fund's overall investment objective. As discussed further below, an investment in a less seasoned company may involve greater risks than an investment in a larger, more established company.


INVESTMENTS HELD BY THE FUNDS
-----------------------------

         Under normal conditions, the Funds will invest in equity securities, including securities convertible into equity securities. Additional information with respect to certain securities in which the Funds may invest is set forth below.

Options and Financial Futures Transactions
------------------------------------------

         Each Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Funds may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Each Fund may enter into closing transactions, exercise its options, or permit the options to expire.
         The Funds may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Adviser, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. A call option is covered if it is written on a security the Fund owns. Each Fund may write such options on up to 25% of its net assets.

         The Funds may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Funds' investment restrictions do not limit the percentage of the Funds' assets that may be invested in financial futures transactions. Each Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Funds may engage in futures transactions only on commodities exchanges or boards of trade.

         The Funds will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. Each Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

         Upon entering into a futures contract, each Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

         The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Adviser.

Foreign Securities
------------------

         Both the Small Cap Fund and the Small/Mid Cap Fund may invest up to one-third of its total assets in securities of foreign issuers in developed foreign countries, primarily companies in

Canada, Western Europe and Asia, including securities issued by foreign governments, denominated in U.S. dollars. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. For a discussion of the risks of investing in foreign securities, see the summary of the International Stock Fund in the Prospectus under "RISK/RETURN SUMMARY" and "MORE ABOUT THE FUNDS, OTHER RISKS."

Repurchase Agreements
---------------------


         Each Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. Each Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy by the Adviser. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.


Illiquid Securities
-------------------

         No illiquid securities will be acquired by any of the Funds if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the Securities and Exchange Commission ("SEC"), the following instruments in which the Fund may invest will be considered illiquid:

(1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions);
(3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

         Each of the Funds may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund's 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule 144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4)the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants
-----------------------------------

         Each Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Funds in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

         The Funds may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that each Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Investments in Small and Unseasoned Companies
---------------------------------------------

         The Funds may invest in companies that are unseasoned; that is, companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Funds may need to sell them over an extended period or below the original purchase price. Investments by the Funds in these small or unseasoned companies may also be regarded as speculative. Each of the Small Cap Fund and Small/Mid Cap Fund has a fundamental policy not to invest more than 10% of its total assets in companies that have a record of less than three years of continuous operations. The International Stock Fund limits investments in small and unseasoned companies to 5% of its total assets.

Temporary Investments
---------------------

         When, as a result of market conditions, the Adviser determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The International Stock Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of capital appreciation.

Technology Sector
-----------------

         The Small Cap and Small/Mid Cap Funds may invest a significant portion of their assets in companies in the technology sector. The Funds consider technology to be a sector larger than any one industry. Accordingly, investments by any Fund in companies within the technology sector will not be considered a concentration of investments in an industry.


INVESTMENT RESTRICTIONS
-----------------------

         The following is a list of investment restrictions applicable to the Funds. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will a Fund's investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the applicable Fund.

The Small Cap Fund may not:

         1. Buy or sell commodities. The Fund may, however, invest in futures contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 15.

         2.     Concentrate investments in any industry. The Fund, however, may
(a) invest up to 25% of the value of its total assets in any one industry and
(b) invest for temporary defensive purposes up to 100% of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3.     Buy or sell real estate.

         4. Make loans to other persons (except by purchase of short-term commercial paper, repurchase agreements, bonds, debentures, or other debt securities constituting part of an issue). For purposes of this restriction, the making of a loan by the Fund will not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase is made upon the original issuance of the securities.

         5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund.

         8. Purchase securities of other open-end investment companies. The Fund may, however, purchase securities of closed-end investment companies so long as the Fund does not own in the aggregate more than 10% of the outstanding voting securities of such investment company.

         9.     Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended ("1933 Act").

         11. Borrow money in excess of 5% of its net asset value. Any borrowing must only be temporary, from banks, and for extraordinary or emergency purposes.

         12. Invest its assets in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation including the operation of predecessors and parents.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that such sales are "against the box"; that is, only to the extent the Fund owns the securities sold short or owns other securities convertible into an equivalent amount of securities sold short. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10% of the value of the Fund's net assets may, at the time, be held as collateral for such sales.

         15. Buy and sell puts and calls on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

The Small/Mid Cap Fund may not:

         1. Buy or sell commodities. The Fund may, however, invest in futures contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 15.

         2.     Concentrate investments in any industry. The Fund, however, may
(a) invest up to 25% of the value of its total assets in any one industry and
(b) invest for temporary defensive purposes up to 100% of the value of the total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         3.     Buy or sell real estate.

         4. Make loans to other persons (except by purchase of short-term commercial paper, repurchase agreements, bonds, debentures, or other debt securities constituting part of an issue). For purposes of this restriction, the making of a loan by the Fund will not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase is made upon the original issuance of the securities.

         5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund.

         8. Purchase securities of other open-end investment companies. The Fund may, however, purchase securities of closed-end investment companies so long as the Fund does not own in the aggregate more than 10% of the outstanding voting securities of such investment company.

         9.     Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended ("1933 Act").

         11. Borrow money in excess of 5% of its net asset value. Any borrowing must only be temporary, from banks, and for extraordinary or emergency purposes.

         12. Invest its assets in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation including the operation of predecessors and parents.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that such sales are "against the box"; that is, only to the extent the Fund owns the securities sold short or owns other securities convertible into an equivalent amount of securities sold short. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 10% of the value of the Fund's net assets may, at the time, be held as collateral for such sales.

         15. Buy and sell puts and calls on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange.

The International Stock Fund may not:

         1. Buy or sell commodities. However, the Fund may invest in futures contracts or options on such contracts relating to broadly based stock indices, subject to the restrictions set forth below in restriction 15, and may enter into foreign currency transactions.

         2.     Concentrate investments in any industry. However, the Fund may
(a) invest up to 25% of the value of its assets in any one industry and (b) invest for temporary defensive purposes up to 100% of the value of its assets in securities issued or guaranteed by the United States or its agencies or instrumentalities.

         3. Buy or sell real estate. However, the Fund may purchase or hold readily marketable securities issued by companies, such as real estate investment trusts, which deal in real estate or interests therein.

         4. Make loans to other persons, except by purchase of short-term commercial paper, bonds, repurchase agreements, debentures, or other debt securities constituting part of an issue and except to the extent the entry into repurchase agreements in accordance with the Fund's investment restrictions may be deemed a loan.

         5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's assets (taken at current value) would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENTS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held by the Fund.

         7. Purchase the securities of any issuer (including any foreign government issuer) if the purchase, at the time thereof, would cause more than 5% of the value of the total assets of the Fund at market value to be invested in the securities of that issuer (other than obligations of the U.S. government and its agencies and instrumentalities), with reference to 75% of the assets of the Fund.

         8. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets would be invested in any one such company, and (iii) 10% of the Fund's total assets would be invested in such securities.

         9.     Issue senior securities, bonds, or debentures.

         10. Underwrite securities of other issuers, except that the International Stock Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

         11. Borrow money, except temporarily for extraordinary or emergency purposes. For all amounts borrowed, the Fund will maintain an asset coverage of 300%. The Fund will not make any additional investments while borrowings exceed 5% of the Fund's total assets.

         12. Invest its funds in the securities of any company if the purchase would cause more than 5% of the value of the Fund's total assets to be invested in companies which have a record of less than three years of continuous operation, including operation of predecessors and parents.

         13. Invest in companies for the purpose of exercising control or management.

         14. Engage in short sales of securities except to the extent that the Fund owns other securities convertible into an equivalent amount of such securities. Such transactions may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event, no more than 5% of the value of the Fund's net assets taken at market may, at any time, be held as collateral for such sales.

         15. Buy and sell puts and calls on securities, stock index futures, or options on stock index futures, or financial futures or options on financial futures, unless such options are written by other persons and the options or futures are offered through the facilities of a recognized securities association or are listed on a recognized securities or commodities exchange or similar entity.


--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------


         The Trust is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Strategic Value Fund, Inc. and Columbia Technology Fund, Inc. since October 2000; Columbia National Municipal Bond Fund, Inc. since January 1999; Columbia Small Cap Fund, Inc. since August 1996; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund,

Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and Columbia Fixed Income Securities Fund, Inc.

J. JERRY INSKEEP, JR.,* Age 69, Chairman and Trustee of the Trust; Chairman and Director of each of the Columbia Funds; Consultant with Columbia Management Co. (the "Adviser"), the investment adviser of the Fund (since December 2000); formerly President of the Trust and each of the Columbia Funds; formerly Chairman and a Director of the Adviser, Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"), the Fund's transfer agent; and formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.


JAMES C. GEORGE, Age 68, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1966-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

PATRICK J. SIMPSON, Age 56, Trustee of the Trust (since April 2000) and Director of each of the Columbia Funds (since April 2000); attorney with Perkins Coie LLP. Mr. Simpson's business address is 1211 S.W. Fifth Avenue, Suite 1500, Portland, Oregon 97204.

RICHARD L. WOOLWORTH, Age 59, Trustee of the Trust and Director of each of the Columbia Funds; Chairman of Regence BlueCross BlueShield of Oregon. Mr. Woolworth's address is 200 S.W. Market Street, Portland, Oregon 97201.


JEFF B. CURTIS,* Age 47, President and Assistant Secretary of the Trust and each of the Columbia Funds (since April 2000); Chief Operating Officer (since July
2000) and Secretary (April 1993 - October 1999), Director and President of Columbia Financial (since October 1999); President and Chief Operating Officer (since October 2000), Chairman (since March 2000), Director (since January
1999), Senior Vice President (January 1999-October 2000) and Secretary (April 1993-October 2000) of the Trust Company; President (since October 2000), Chief Operating Officer (since July 2000), Director (since December 1997) and Senior Vice President (January 1999-October 2000) of the Adviser and CFMC. Prior to his current officer positions, Mr. Curtis was Vice President and General Counsel of the Adviser, CFMC, the Trust Company and Columbia Financial (from April 1993 to December 1998). Mr. Curtis's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

THOMAS L. THOMSEN,* Age 56, Vice President of the Trust and each of the Columbia Funds (since April 2000); Chief Executive Officer (since October 2000), President

(December 1997-October 2000), Chief Investment Officer (since December 1997) and Director (since 1980) of the Trust Company; Chairman (since October 2000), Director (since 1989), President (December 1997-October 2000), Chief Investment Officer (since December 1997) of the Adviser; Chief Executive Officer and Chairman (since October 2000) Director (since 1982), Chief Investment Officer (since December 1997) and President (December 1997-October 2000) of CFMC. Prior to his current officer positions, Mr. Thomsen was Vice President of the Adviser, CFMC and the Trust Company. Mr. Thomsen's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.


MYRON G. CHILD,* Age 60, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December
1997); Vice President of the Adviser and CFMC (since December 1997). Prior to becoming Vice President to the Adviser and CFMC, Mr. Child was Corporate Controller (from March 1981 to November 1997). Mr. Child's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

KATHLEEN M. GRIFFIN,* Age 41, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of Columbia Financial (since December 1997). Prior to becoming a Vice President of Columbia Financial, Ms. Griffin was Manager of Shareholder Communications (from January 1995 to November
1997). Ms. Griffin's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

JEFFREY L. LUNZER,* Age 39, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since April
2000), the Adviser and CFMC (since January 1999). Prior to becoming a Vice President of the Trust Company, Adviser and CFMC, Mr. Lunzer was the Funds' Controller (from December 1998 to December 1999). Prior to joining the Adviser and CFMC, Mr. Lunzer was Vice President and Accounting Manager for WM Shareholder Services, Inc., a subsidiary of Washington Mutual Bank (from 1984 to November 1998), and Treasurer and Fund Officer of WM Group of Funds, a mutual fund company (from 1988 to November 1998). Mr. Lunzer's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

SUSAN J. WOODWORTH,* Age 48, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December 1997). Prior to becoming Vice President of the Trust Company, Ms. Woodworth was Manager of Mutual Fund Operations (from July 1980 to November
1997). Ms. Woodworth's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.



MARK A. WENTZIEN,* Age 40, Secretary of the Trust and each of the Columbia Funds (since April 2000); Director, Vice President, Compliance Officer and Secretary of Columbia Financial (since January 1999); Secretary (since October 2000); Associate Counsel of the Trust Company (since January 1999); Vice President-Legal of the Adviser and CFMC (since July 1999), and Associate Counsel (from April 1997 to June 1999). Prior to joining the Adviser and CFMC, Mr. Wentzien was an attorney with the law firm of Davis Wright Tremaine LLP (from September 1985 to April 1997). Mr. Wentzien's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

         *These individuals are "interested persons" as defined by the Investment Company Act of 1940 (the "1940 Act") and receive no fees or salaries from the Trust or the Funds.


         The following table sets forth the compensation received by the disinterested trustees of the Trust for the fiscal year ended October 31, 2000:



                                                     Total Compensation from the
Trustee                  Compensation From Trust     Trust  and Columbia Funds
-------                  -----------------------     ---------------------------

Richard L.  Woolworth              $9,000                        $33,000
Thomas R. Mackenzie*               $4,500                        $16,000
James C. George                    $9,000                        $32,000
Patrick J. Simpson**               $4,500                        $16,000


*  Mr. Mackenzie retired as a trustee of the Trust in April 2000.

** Mr. Simpson was elected as Trustee of the Trust to fill the vacancy created by the retirement of Mr. Mackenzie.

         At November 30, 2000 (for CMC Small Cap and CMC International Funds) and December 1, 2000 (for CMC Small/Mid Cap Fund), to the knowledge of the Trust, the following persons owned of record or beneficially more than 5% of the outstanding shares of the Funds:


                                                     Shares Beneficially Owned

Name and Address                                        at November 30, 2000
----------------                                    ---------------------------


CMC Small Cap Fund


OSU Foundation - Small Cap                        1,127,870           (8.30%)
850 SW 35th Street

Corvallis, OR  97333


JELD-WEN, Inc. Pension Trust                        928,897           (6.83%)
3250 Lakeport Blvd.

Klamath Falls, OR  97601

                                                     Shares Beneficially Owned
Name and Address                                        at November 30, 2000
----------------                                    ---------------------------

Legacy Health System                                899,459           (6.62%)
Employees Retirement Plan-Small Cap
2801 N. Grantenbein Avenue

Portland, OR   97227


Anchorage Police & Fire Retirement Fund             688,964           (5.07%)
Transit Administration, Building A
36507 Tudor Road
Anchorage, AK  99501


CMC Small/Mid Cap Fund


Lumber Industry Pension Fund                        710,156          (24.14%)
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, Oregon  97205

Longview Fibre Company                              634,805          (21.58%)
End of Fibre Way
Longview, Washington  98632

Oregon Community Foundation                         500,000             (17%)
621 S.W. Morrison Street, Suite 725
Portland, Oregon  97205

Freightliner Corporation Pension Plan               473,817          (16.11%)
4747 North Channel Avenue
Portland, Oregon  97217

Lumber Employer &                                   296,551          (10.08%)
Western Counsel-L.P.I.W.
Pension
Associated Administrators, Inc.
2929 N.W. 31st Avenue
Portland, Oregon  97210

                                                     Shares Beneficially Owned
Name and Address                                        at November 30, 2000
----------------                                    ---------------------------



CMC International Stock Fund


Lumber Industry Pension Fund                        387,858          (27.42%)
Associated Administrators, Inc.
2929 N.W. 31st Avenue

Portland, OR  97205


Freightliner Corporation Pension Plan               314,063          (22.20%)
4747 North Channel Avenue

Portland, OR  97217


Oregon Sheet Metal Worker's Pension Trust           219,847          (15.54%)
740 North Knott Street

Portland, OR  97227-2099


AECOM Technology Corp. Pension Plan                 184,905          (13.07%)
3250 Wilshire Blvd., 5th Floor

Los Angeles, CA  90010


Oregon Steel Mills Inc. Pension Plan                101,663           (7.19%)
1000 S.W. Broadway Drive

Portland, OR  97205


         As defined by SEC rules and regulations, the Lumber Industry Pension Fund is a "control person" of the International Stock Fund since it owns over 25% of the voting securities of the Fund. The fact that the Lumber Industry Pension Fund owns over 25% of the Fund's voting securities means it may be able to impact the outcome of any matter in which shareholders are asked to vote.

--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

         The investment adviser to the Funds is Columbia Management Co. (the "Adviser"). The Adviser has entered into an investment contract with each Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. The Adviser and the Trust Company are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

         The Adviser provides office space and pays all executive salaries and executive expenses of each Fund. Each Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.


         For its services provided to each Fund, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for each Fund equals the annual rate of 0.75 of 1% of its daily net assets. While comparable to the advisory fees paid by other mutual funds with similar investment objectives, these fees are higher than the advisory fees paid by most other mutual funds. The Small/Mid Cap Fund commenced operations on December 1, 2000. Advisory fees paid by the Small Cap Fund to the Adviser were $2,509,116, $1,784,355, and $2,429,552 for fiscal years 2000, 1999, and 1998, respectively.
Advisory fees paid by the International Stock Fund to the Adviser were $303,553, $139,065, and $395,072 for fiscal years 2000, 1999, and 1998, respectively.


         The Trust Company acts as transfer agent and dividend crediting agent for each Fund. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays the Trust Company a per account fee of $1 per month for each shareholder account with the Funds existing at any time during the month, with a minimum aggregate fee of $1,500 per month for each Fund. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 on behalf of each Fund (except the Small/Mid Cap Fund)


to the Trust Company for services performed for fiscal 2000 under the respective transfer agent agreement relating to that Fund.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         Each Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

         The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

         Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where brokerage fees are involved. Additional factors considered by the Adviser in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission.

         Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

         The Adviser receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Adviser does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Adviser's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Adviser for its research.

         In limited circumstances, the Adviser may use a Fund's commissions to acquire third party research and products that is not available through its full service brokers. In these arrangements, the Adviser pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Adviser. Proposed research to be acquired in this manner must be approved by the Adviser's Chief

Investment Officer, who is responsible for determining that the research provides appropriate assistance to the Adviser in connection with its investment management of the Funds and that the price paid for research services and products with broker commissions is fair and reasonable.


         The receipt of research services and products from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Funds. The Small/Mid Cap Fund commenced operations December 1, 2000. Total brokerage commissions paid by the Small Cap Fund for the last three fiscal years were $496,862, $802,523, and $1,136,316 for fiscal years 2000, 1999, and 1998, respectively. Total brokerage commissions paid by the International Stock Fund for the last three fiscal years were $246,370, $100,706, and $307,219 for fiscal years 2000, 1999, and 1998, respectively. Of the commissions paid in fiscal year 2000 and in the fiscal year ended in 2000, the Small Cap Fund paid $15,880 for third party research and products provided by brokerage firms.

         The Adviser may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate, primarily Robertson Stephens, is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

         Investment decisions for the Funds are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliate, Columbia Funds Management Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Adviser may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

         Both the Trust and the Adviser have adopted a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Code does not prohibit employees from purchasing securities that may be held or purchased by the Funds, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that trades of access persons be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.


         The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.


--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

         The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Funds, CMC Short Term Bond Fund, CMC High Yield Fund, CMC Fixed Income Securities Fund and CMC International Bond Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Funds, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the


Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.


--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------

         Investments in each Fund are made directly by instutional buyers, by clients of the Adviser or by the Adviser in its role as discretionary investment adviser over a portion of the shareholder's assets. With respect to assets of an investment advisory client of the Adviser invested in a Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

         If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

         The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

         The transfer agent for the Funds may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------

         Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in
(2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

         Each Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------

         The net asset value per share of each Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

         Each Fund's securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the price is not available on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds' NAV calculation. In the case of such foreign security, if an event that is likely to materially affect the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to revalue the security in light of that event. Securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.


--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------

         U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust (a "Custodian"). The Chase Manhattan Bank ("Chase" or a "Custodian"), 3 Chase Metrotech Center, Brooklyn, New York 11245, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by each of the Funds. The Custodians hold all securities and cash of the Funds, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Funds, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

         Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Chase (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Trustees of the Trust or a delegate of the Trustees in accordance with regulations under the 1940 Act.

--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.


--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------

         Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, a Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90% Test"); and

         (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to the Funds during a taxable year only if it meets certain additional requirements. Among other things, a Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

         The Trust currently has seven portfolios, including the Funds. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each Fund as a separate corporation (provided that each Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to each Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

         If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         Shareholders of each Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

         Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year (October 31), each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

         If a fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         A special tax may apply to a Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act. Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by either Fund.

         Special Aspects of 90% Test with Respect to Foreign Currency. For purposes of the 90% Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

         Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

         Two possible exceptions to marking-to-market relate to hedging transactions and mixed straddles. A hedging transaction is defined for purposes of Section 1256 as a transaction that (1) a Fund properly identifies as a hedging transaction, (2) is entered into in the normal course of business primarily to reduce the risk of price changes or currency fluctuations with respect to the Fund's investments, and (3) results in ordinary income or loss. A mixed straddle is a straddle where (1) at least one (but not all) of the straddle positions are Section 1256 contracts and (2) the Fund properly identifies each position forming part of the straddle. A straddle for these purposes generally is offsetting positions with respect to personal property. A Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions.


         Foreign Income Taxes. The International Stock Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce the International Stock Fund's distributed income. For the fiscal year ended October 31, 2000, the Fund did incur a withholding tax of $43,670.


         The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The International Stock Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by that Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.


         Foreign Capital Gains Taxes. The International Stock Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose capital gains tax on the sale of securities in certain countries at the Fund level. The tax rates range from approximately 10% to 30%. The Fund accounts for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction. These foreign taxes will reduce the International Stock Fund's distributed capital gains. For the fiscal year ended October 31, 2000, the Fund did incur a tax on the sale of securities in India of $124,675.


         U.S. Foreign Tax Credits or Deductions for Shareholders of the International Stock Fund. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50% of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain holding period requirements. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so.

         If the International Stock Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax adviser.

         No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

         Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

         Investment in Passive Foreign Investment Companies. If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Fund. It is anticipated that any taxes on a Fund with respect to investments in PFICs would be insignificant.

State Income Taxes
------------------

         The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------

         The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.


--------------------------------------------------------------------------------
                                   PERFORMANCE
--------------------------------------------------------------------------------

         The Trust may from time to time advertise or quote total return performance for the Funds. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

         The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           n
                     P(1+T)   =  ERV

         Where:      P       =   a hypothetical initial payment of $1000

                     T       =   average annual total return

                     n       =   number of years

                     ERV     =   ending redeemable value of a hypothetical
                                 $1000 payment made at the beginning of the 1, 5, and 10-year periods (or a fractional portion thereof)


         Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value. If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 2000, the average annual return for the Small Cap Fund for the 1, 5 and 10 year periods was 50.49%, 23.24% and 23.52%, respectively. For the period ended October 31, 2000, the average annual return for the International Stock Fund for the 1 year, 5 year periods and since inception (February 1, 1994) was -3.58%, 12.81% and 8.14%, respectively.

         The Funds may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's, Financial World, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.

         The Funds may also compare their performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, and Nasdaq stock indices and with respect to the International Stock Fund other suitable international indices, such as the Morgan Stanley Capital International Europe, Australasia, Far East Index or the FT-S&P Actuaries Europe-Pacific Index . The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.


--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         The financial statements for the CMC Small Cap Fund and the CMC International Stock Fund for the fiscal year ended October 31, 2000, together with the Report of Independent Accountants of PricewaterhouseCoopers LLP, are attached hereto and incorporated by reference into this Statement of Additional Information. There are no financial statements for CMC Small/Mid Cap Fund as the fund is new and had not commenced performance as of October 31, 2000, the year end for the Fund.

                               CMC SMALL CAP FUND
                            A Portfolio of CMC Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

We are pleased to provide you with an investment review of the CMC Small Cap Fund. The Fund returned 50.49% for the fiscal year ended October 31, 2000. For the same period, the Fund's benchmark, the Russell 2000 Index, returned 17.41%.


Small cap stocks began the fiscal year with very strong performance, benefiting from continued robust economic growth, low inflation and strong corporate profits. Leading sectors, such as technology and telecommunications performed very well and the Fund benefited from overweighted positions in these areas. Since mid-March 2000, however, the stock market has been in a correction phase, and these same market leaders have suffered the most. The Fund benefited early in the calendar year from having trimmed holdings in the technology sector, as well as from a focus on technology companies with established, profit-producing business models.

Markets continued to be quite volatile through the second and third quarters of 2000. Concerns about the sustainability of earnings growth rates as economic growth showed signs of slowing have plagued the market, in addition to concerns about the potential impact of high energy prices. The Fund has benefited relative to the benchmark from its significant stake in energy issues. Additionally, proceeds from sales of technology issues were used to build up holdings in the health care sector in the spring and summer, resulting in more favorable performance versus the Russell 2000 Index.


Historically, the strongest relative performance period for small cap stocks compared to larger cap issues is in the November through March period. Therefore we are focusing on companies that we believe can maintain strong earnings growth even as economic activity cools. We are maintaining the Fund's cash position at a somewhat higher than average level to take advantage of any further correction.

The Fund's top ten holdings (as a percentage of net assets) as of October 31, 2000 were:

         Axciom Corp. (2.4%)
         Retek, Inc. (2.2%)
         Tetra Tech, Inc. (2.1%)
         Power-One, Inc. (2.0%)
         Avocent Corp. (1.8%)
         PerkinElmer Inc. (1.8%)
         First Health Group Corp. (1.8%)
         Amphenol Corp. (Class A) (1.7%)
         Biovail Corp. (1.6%)
         Sandisk Corp. (1.5%)

We appreciate your continued confidence in the CMC Small Cap Fund.

The Investment Team

December 10, 2000

Graphic line chart depicting "Growth of $10,000 Over 10 Years" showing the growth in dollar amounts ($10,000-$90,000) of CMC Small Cap, Russell 2000 and S&P 500 for the period 10/31/90 to 10/31/00 to $82,688, $48,640 and $59,111, respectively:

                                  Average Annual Total Return
                        1 Year           5 Years                10 Years
                        ------           -------                --------
CMC Small Cap           50.49%           23.24%               23.52%
Russell 2000            17.41%           12.39%               17.14%
S&P 500                  6.08%           21.67%               19.44%


Past performance does not guarantee future results. Total return performance is illustrated for the periods ended October 31, 2000. The S&P 500 and Russell 2000 are unmanaged stock indices.

                          CMC INTERNATIONAL STOCK FUND
                            A Portfolio of CMC Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE


We are pleased to provide you with an investment review of the CMC International Stock Fund. For the fiscal year ended October 31, 2000, the Fund posted a total return of -3.58% compared to a return of -2.66% for the MSCI/EAFE Index for the same period.

International stocks began the fiscal year with very strong performance, benefiting from continued robust economic growth worldwide, low inflation and strong corporate profits. Leading sectors such as technology, media and telecommunications performed very well and the Fund benefited from overweighted positions in these areas. Since mid-March 2000, stock markets around the globe have been in a correction phase, and previous market leaders have suffered the most. International stocks have performed poorly in 2000 reflecting expectations that world growth has peaked, weakness in the Euro, and disappointment, once again, in the lack of economic progress in Japan. Japan, the largest foreign market, declined 9% in the third quarter alone with smaller Asian countries posting even larger losses.

Within the portfolio, we have shifted away from the telecommunications and technology sectors throughout the year, investing the proceeds in financials, and consumer staples such as pharmaceuticals and food producers. We have reduced our Japanese holdings somewhat in favor of companies in Europe believing that the Euro is highly oversold and that improvement in Japan may continue to be slow. Moreover, the Euro is likely to gain versus the Yen.

The CMC International Stock Fund portfolio composition as of October 31, 2000 was:

                          % of Net Assets                    % of Net Assets
        United Kingdom            21.1          Finland                1.5
        Japan                     14.1          Australia              1.4
        France                    11.0          Hong Kong              1.1
        Germany                    8.5          Ireland                 .9
        Switzerland                8.2          Sweden                  .8
        Netherlands                5.5
        Italy                      5.9          Other Assets
        Canada                     4.2              Less Liabilities   9.5
        Spain                      2.9
        United States              1.8
        Denmark                    1.6

The Fund's top ten holdings (as a percentage of net assets) as of October 31, 2000 were:

         Vodafone Group PLC (United Kingdom) 2.1%
         Royal Bank of Scotland Group PLC (United Kingdom) 1.6%
         Sumitomo Bank Ltd. (Japan) 1.6%
         Nokia Corp., ADR (Finland) 1.5%
         Mitsui Fudosan Co., Ltd. (Japan) 1.5%
         Nestle SA (Switzerland) 1.4%
         Munich Re Group (Germany) 1.3%
         Euro Aeronautic Def & Space (France) 1.3%
         ING Groep NV (Netherlands) 1.2%
         Mitsubishi Estate Co., Ltd. (Japan) 1.2%

We appreciate your continued confidence in the CMC International Stock Fund.

The Columbia Investment Team

December 10, 2000


Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($5,000-$35,000) of CMC International Stock Fund, FT/S&P Euro Pacific, S&P 500, MSCI EAFE Index and for the period 2/1/94 to 10/31/00 to $17,022, $15,370, $33,927 and $15,942, respectively:

                                     Average Annual Total Return
                                 1 Year      5 Years        Since Inception
                                 ------      -------        ---------------
CMC International Stock Fund     -3.58%       12.81%          8.14%
FT/S&P Euro Pacific              -3.73%        8.49%          6.53%
S&P 500                           6.08%       21.67%         19.68%
MSCI EAFE Index                  -2.66%        8.94%          7.10%

Past performance does not guarantee future results. The Fund's inception date was February 1, 1994. Index performance information is based on the period beginning February 1, 1994. Total return performance is illustrated for the periods ended October 31, 2000. S&P 500 and FT/S&P Euro Pacific are unmanaged stock indices. The MSCI EAFE Index is a market capitalization weighted index composed of companies representative of the market structure of 20 developed market countries in Europe, Australasia and the Far East.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
               (For a Fund Share Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                               CMC SMALL CAP FUND
                               ------------------
                                                                            Year Ended October 31,
                                                      -------------------------------------------------------------------
                                                         2000         1999          1998          1997          1996
                                                      ------------ ------------  ------------  ------------  ------------

Net asset value, beginning of year .............          $ 13.59       $ 9.96       $ 13.60       $ 13.01       $ 14.00
                                                      ------------ ------------  ------------  ------------  ------------
Income from investment operations:
     Net investment loss........................            (0.09)       (0.04)        (0.03)        (0.01)        (0.02)
     Net realized and unrealized gains (losses)
       on investments...........................             6.80         3.69         (2.21)         3.52          4.20
                                                      ------------ ------------  ------------  ------------  ------------
           Total from investment operations.....             6.71         3.65         (2.24)         3.51          4.18
                                                      ------------ ------------  ------------  ------------  ------------

Less distributions:
      Distributions from net capital gains......            (1.52)       (0.02)        (1.40)        (2.92)        (5.17)
                                                      ------------ ------------  ------------  ------------  ------------
           Total distributions..................            (1.52)       (0.02)        (1.40)        (2.92)        (5.17)
                                                      ------------ ------------  ------------  ------------  ------------

Net asset value, end of year ...................          $ 18.78      $ 13.59        $ 9.96       $ 13.60       $ 13.01
                                                      ============ ============  ============  ============  ============

Total return....................................           50.49%       36.70%       -16.49%        26.98%        30.30%

Ratios/Supplemental data
Net assets, end of year (in thousands)..........         $258,480     $240,129      $267,789      $521,770      $522,408
Ratio of expenses to average net assets.........            0.79%        0.79%         0.77%         0.76%         0.78%
Ratio of net loss to average net assets.........           (0.39)%      (0.33)%       (0.20)%       (0.08)%       (0.14)%
Portfolio turnover rate.........................             163%         186%          159%          169%          148%

NOTE: Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.






                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
               (For a Fund Share Outstanding Throughout Each Year)
--------------------------------------------------------------------------------

                          CMC INTERNATIONAL STOCK FUND

                                                                           Year Ended October 31,
                                                   -----------------------------------------------------------------------
                                                       2000           1999          1998           1997          1996
                                                   -------------  -------------  ------------   ------------  ------------

Net asset value, beginning of year .............        $ 17.86        $ 12.54       $ 42.71        $ 42.46       $ 37.06
                                                   -------------  -------------  ------------   ------------  ------------
Income from investment operations:
     Net investment income (loss)...............           0.04          (0.02)         0.25           0.41          0.32
     Net realized and unrealized gains (losses)
       on investments...........................          (0.36)          5.34         (0.78)          6.16          5.86
                                                   -------------  -------------  ------------   ------------  ------------
           Total from investment operations.....          (0.32)          5.32         (0.53)          6.57          6.18
                                                   -------------  -------------  ------------   ------------  ------------

Less distributions:
     Dividends from net investment income.......              -              -             -          (0.46)        (0.78)
     Distributions from net capital gains.......          (1.34)         (0.00) *     (29.64)         (5.86)            -
                                                   -------------  -------------  ------------   ------------  ------------
           Total distributions..................          (1.34)         (0.00)       (29.64)         (6.32)        (0.78)
                                                   -------------  -------------  ------------   ------------  ------------

Net asset value, end of year....................        $ 16.20        $ 17.86       $ 12.54        $ 42.71       $ 42.46
                                                   =============  =============  ============   ============  ============

Total return....................................         -3.58%         42.44%        -1.24%         15.47%        16.67%

Ratios/Supplemental data
Net assets, end of year (in thousands)..........        $22,975        $30,492       $15,377        $81,471       $73,542
Ratio of expenses to average net assets.........          1.11%          1.31%         1.04%          1.05%         1.00%
Ratio of net income (loss) to average net assets          0.12%         (0.14)%        0.60%          0.88%         0.78%
Portfolio turnover rate.........................           140%            96%           53%           127%          120%

* Amount represents less than $0.01 per share.













                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                             CMC SMALL CAP FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
October 31, 2000
                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
COMMON STOCKS (85.4%)
AIRLINES (2.1%)
      ATLANTIC COAST AIRLINES HOLDINGS, INC. *                      72,900           $ 2,606,175
      EGL, INC. *                                                   94,000             2,679,000
                                                                                       5,285,175
BANKS (2.0%)
      BANK UNITED CORP. (CLASS A)                                   43,400             2,460,238
      TCF FINANCIAL CORP.                                           68,700             2,778,056
                                                                                       5,238,294
COMPUTERS (5.7%)
      AVOCENT CORP. *                                               67,383             4,779,982
      C-COR.NET CORP. *                                            117,750             1,839,844
      COMPUTER NETWORK TECHNOLOGY CORP. *                          102,700             3,121,117
      CONCURRENT COMPUTER CORP. *                                  144,500             2,546,812
      RADISYS CORP. *                                               96,250             2,550,625
                                                                                      14,838,380
ELECTRICAL EQUIPMENT/DIVERSIFIED INDUSTRIAL (3.1%)
      C&D TECHNOLOGIES, INC.                                        55,800             3,299,175
      PERKINELMER, INC.                                             39,700             4,744,150
                                                                                       8,043,325
EXPLORATION & PRODUCTION (1.4%)
      DEVON ENERGY CORP.                                            45,900             2,313,360
      TRITON ENERGY LTD. *                                          40,200             1,236,150
                                                                                       3,549,510
FOOD & DRUG RETAIL (0.6%)
      WHOLE FOODS MARKET, INC. *                                    34,300             1,586,375

FOOD, BEVERAGE, TOBACCO (0.5%)
      ADOLPH COORS CO. (CLASS B)                                    18,850             1,200,509

HEALTH CARE (18.3%)
      ALKERMES, INC. *                                              67,600             2,505,425
      ALPHARMA, INC. (CLASS A)                                      84,700             3,287,419
      AMERISOURCE HEALTH CORP. (CLASS A) *                          67,800             2,945,063
      ANGIOTECH PHARMACEUTICALS, INC. *                             21,900             1,204,500
      BARR LABORATORIES, INC. *                                     36,000             2,272,500
      BIOVAIL CORP. *                                               98,400             4,138,950
      ECLIPSYS CORP. *                                              94,300             2,328,031
      FIRST HEALTH GROUP CORP. *                                   120,700             4,707,300
      INSPIRE PHARMACEUTICALS, INC. *                               51,600             1,012,650
      INVITROGEN CORP. *                                            43,600             3,316,325
      KING PHARMACEUTICALS, INC. *                                  66,475             2,978,911
      PATTERSON DENTAL CO. *                                       116,900             3,660,431
      SHIRE PHARMACEUTICALS GROUP PLC ADR *                         59,800             3,759,925
      TECHNE CORP. *                                                32,700             3,686,925

                See accompanying notes to financial statements.

                                       36

--------------------------------------------------------------------------------
                             CMC SMALL CAP FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
COMMON STOCKS (CONTINUED)
      TRIAD HOSPITALS, INC. *                                       53,900           $ 1,495,725
      UNIVERSAL HEALTH SERVICES, INC. (CLASS B) *                   46,400             3,891,800
                                                                                      47,191,880
HOTELS & GAMING (0.4%)
      INTRAWEST CORP.                                               65,200             1,108,400

LEISURE PRODUCTS (0.7%)
      CALLAWAY GOLF CO.                                            110,400             1,766,400

MACHINERY (0.2%)
      ASTEC INDUSTRIES, INC. *                                      59,100               609,469

MEDICAL DEVICES (0.8%)
      CIPHERGEN BIOSYSTEMS, INC. *                                  10,800               334,800
      CYBERONICS, INC. *                                            50,600             1,176,450
      WILSON GREATBATCH TECHNOLOGIES, INC. *                        27,600               662,400
                                                                                       2,173,650
OIL SERVICES (10.3%)
      COFLEXIP SA, ADR                                              25,900             1,477,919
      GRANT PRIDECO, INC. *                                         93,900             1,743,019
      HANOVER COMPRESSOR CO. *                                      41,200             1,344,150
      MARINE DRILLING COS., INC. *                                  92,600             2,210,825
      NATCO GROUP, INC. (CLASS A) *                                  1,400                 9,100
      NATIONAL-OILWELL, INC. *                                      98,700             2,886,975
      NOBLE DRILLING CORP. *                                        81,300             3,379,031
      PATTERSON ENERGY, INC. *                                      36,500             1,026,562
      PRECISION DRILLING CORP. *                                   120,700             3,455,037
      STOLT OFFSHORE SA *                                           54,500               650,594
      TEEKAY SHIPPING CORP.                                         46,300             1,730,462
      UTI ENERGY CORP. *                                           159,400             3,197,963
      VERITAS DGC, INC. *                                          115,500             3,465,000
                                                                                      26,576,637
PERIPHERALS (2.1%)
      INRANGE TECHNOLOGIES CORP. *                                   5,000               183,125
      POWER-ONE, INC. *                                             73,100             5,185,531
                                                                                       5,368,656
POLLUTION CONTROL (2.1%)
      TETRA TECH, INC. *                                           156,875             5,451,406

PUBLISHING/ADVERTISING (0.5%)
      LAMAR ADVERTISING CO. *                                       28,700             1,377,600

REAL ESTATE SECURITIES (0.7%)
      COUSINS PROPERTIES, INC.                                      68,000             1,768,000

                See accompanying notes to financial statements.

                                       37

--------------------------------------------------------------------------------
                             CMC SMALL CAP FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
COMMON STOCKS (CONTINUED)
RESTAURANTS (2.0%)
      CALIFORNIA PIZZA KITCHEN, INC. *                              62,200           $ 2,177,000
      CHEESECAKE FACTORY, INC. (THE) *                              29,600             1,311,650
      OUTBACK STEAKHOUSE, INC. *                                    59,600             1,698,600
                                                                                     -----------
                                                                                       5,187,250
                                                                                     -----------
RETAIL (2.2%)
      LINENS N' THINGS, INC. *                                      46,600             1,432,950
      MICHAELS STORES, INC. *                                       93,000             2,261,062
      PACIFIC SUNWEAR OF CALIFORNIA, INC. *                         72,400             1,484,200
      TWEETER HOME ENTERTAINMENT GROUP, INC. *                      19,450               468,016
                                                                                     -----------
                                                                                       5,646,228
                                                                                     -----------
SEMICONDUCTORS (4.6%)
      EXAR CORP. *                                                  22,600             1,009,937
      LATTICE SEMICONDUCTOR CORP. *                                 70,600             2,060,638
      METHODE ELECTRONICS, INC. (CLASS A)                           77,000             2,897,125
      MIPS TECHNOLOGIES, INC. (CLASS A) *                           13,550               543,694
      SANDISK CORP. *                                               73,600             3,954,850
      VIASYSTEMS GROUP, INC. *                                     107,000             1,518,062
                                                                                     -----------
                                                                                      11,984,306
                                                                                     -----------
SERVICES (5.5%)
      ACXIOM CORP. *                                               152,700             6,146,175
      GETTY IMAGES, INC. *                                          64,700             2,054,225
      INTERNATIONAL FIBERCOM, INC. *                                48,200               620,575
      MULTEX.COM, INC. *                                           118,650             1,527,619
      NOVA CORP. *                                                  45,170               708,604
      TELETECH HOLDINGS, INC. *                                    111,600             3,096,900
                                                                                     -----------
                                                                                      14,154,098
                                                                                     -----------
SOFTWARE (10.0%)
      ACTUATE CORP. *                                                5,900               166,306
      ADEPT TECHNOLOGY, INC. *                                      45,600             1,271,100
      ADVENT SOFTWARE, INC. *                                       43,700             2,613,806
      BINDVIEW DEVELOPMENT CORP. *                                 105,100               821,094
      BSQUARE CORP. *                                               24,050               375,781
      DOCUMENTUM, INC. *                                            39,600             3,366,000
      HNC SOFTWARE, INC. *                                         140,600             2,855,938
      MACROMEDIA, INC. *                                            26,900             2,072,981
      MATRIXONE, INC. *                                              7,800               231,563
      MENTOR GRAPHICS CORP. *                                      157,000             3,679,687
      REMEDY CORP. *                                                75,000             1,284,375
      RETEK, INC. *                                                146,073             5,760,754
      VERITY, INC. *                                                49,500             1,163,250
      WATCHGUARD TECHNOLOGIES, INC. *                                4,300               215,000
                                                                                     -----------
                                                                                      25,877,635
                                                                                     -----------
                See accompanying notes to financial statements.

                                       38

--------------------------------------------------------------------------------
                             CMC SMALL CAP FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
COMMON STOCKS (CONTINUED)
TELECOMMUNICATION SERVICES (0.3%)
      GT GROUP TELECOM, INC. (CLASS B) *                            84,300             $ 819,291
                                                                                     -----------
TELECOMMUNICATION EQUIPMENT (8.7%)
      ADAPTIVE BROADBAND CORP. *                                    71,500             1,148,469
      AMPHENOL CORP. (CLASS A) *                                    68,200             4,381,850
      ANDREW CORP. *                                               105,600             2,778,600
      COMMSCOPE, INC. *                                             24,300               615,094
      EFFICIENT NETWORKS, INC. *                                    40,800             1,711,687
      IXIA *                                                         7,600               178,125
      METRICOM, INC. *                                              45,500               807,625
      PROXIM, INC. *                                                54,000             3,273,750
      REMEC, INC. *                                                 63,500             1,893,094
      TEKELEC *                                                     86,150             3,171,397
      TUT SYSTEMS, INC. *                                           34,600             1,141,800
      VIRATA CORP. *                                                66,300             1,284,562
                                                                                     -----------
                                                                                      22,386,053
                                                                                     -----------
TRUCKS (0.6%)
      USFREIGHTWAYS CORP.                                           55,800             1,436,850
                                                                                     -----------
TOTAL COMMON STOCKS
      (COST $185,970,382)                                                            220,625,378
                                                                                     -----------

CONVERTIBLE PREFERRRED STOCK (0.3%)
TELECOMMUNICATION EQUIPMENT
      NANOVATION TECHNOLOGIES, INC. *
      (PRIVATE PLACEMENT)
      (COST $859,635)                                               57,309               859,635
                                                                                     -----------

REPURCHASE AGREEMENTS (12.1%)
      J.P. MORGAN SECURITIES, INC.
      6.59% DATED 10/31/2000, DUE 11/01/2000 IN
      THE AMOUNT OF $18,906,918.
      COLLATERALIZED BY U.S. TREASURY NOTES
      4.625% TO 6.50%
      DUE 12/31/2000 TO 05/31/2001
      U.S. TREASURY BONDS
      6.625% TO 11.75%
      DUE 02/15/2010 TO 02/15/2027
      U.S. TREASURY BILL 6.035% DUE 04/26/2001                 $ 18,903,505            18,903,505

                See accompanying notes to financial statements.

                                       39

--------------------------------------------------------------------------------
                             CMC SMALL CAP FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2000
                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
REPURCHASE AGREEMENTS (CONTINUED)
      MERRILL LYNCH
      6.59% DATED 10/31/2000, DUE 11/01/2000 IN
      THE AMOUNT OF $12,302,221.
      COLLATERALIZED BY U.S. TREASURY STRIPS
      DUE 11/15/2004 TO 11/15/2023                            $ 12,300,000          $ 12,300,000
                                                                                     -----------
TOTAL REPURCHASE AGREEMENTS
      (COST $31,203,505)                                                              31,203,505
                                                                                     -----------
TOTAL INVESTMENTS (97.8%)
(COST $218,033,522)                                                                  252,688,518

OTHER ASSETS LESS LIABILITES (2.2%)                                                    5,791,426
                                                                                     -----------
NET ASSETS (100.0%)                                                                $ 258,479,944
                                                                                     ===========
*     NON-INCOME PRODUCING.






























                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                        CMC INTERNATIONAL STOCK FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2000
                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
COMMON STOCKS (89.7%)
AUSTRALIA (1.4%)
      AMP LTD. (INSURANCE)                                          12,750             $ 114,888
      CSL LTD. (PHARMACEUTICALS)                                     6,400               113,807
      SECURENET LTD. (SOFTWARE/COMPUTER SERVICES) *                 23,200               100,379
                                                                                     -----------
                                                                                         329,074
                                                                                     -----------
CANADA (4.2%)
      ALBERTA ENERGY CO., LTD. (OIL/GAS)                             4,200               154,691
      ATS AUTOMATION TOOLING SYSTEMS, INC. (ENGINEERING/
      MACHINERY) *                                                   4,900                86,948
      BOMBARDIER, INC. (CLASS B) (ENGINEERING/MACHINERY)            15,800               247,774
      C-MAC INDS., INC. (INFORMATION TECHNOLOGY HARDWARE) *          4,600               259,030
      NORTEL NETWORKS CORP. (INFORMATION TECHNOLOGY
      HARDWARE)                                                      3,100               140,260
      PRECISION DRILLING CORP. (OIL/GAS) *                           2,800                79,844
                                                                                     -----------
                                                                                         968,547
                                                                                     -----------
DENMARK (1.6%)
      DANISCO AS (FOOD PRODUCERS/PROCESSORS)                         3,300               130,410
      GENMAB AS (HEALTH) *                                           2,500                65,769
      GN STORE NORD AS (TELECOMMUNICATION SERVICES)                  5,000                96,803
      VESTAS WIND SYSTEMS AS (ENGINEERING/MACHINERY)                 1,500                81,144
                                                                                     -----------
                                                                                         374,126
                                                                                     -----------
FINLAND (1.5%)
      NOKIA CORP., ADR (INFORMATION TECHNOLOGY HARDWARE)             8,300               354,825
                                                                                     -----------
FRANCE (11.0%)
      ACCOR SA (LEISURE/ENTERTAINMENT/HOTELS)                        3,250               131,406
      ALCATEL (INFORMATION TECHNOLOGY HARDWARE)                      3,100               188,932
      AVENTIS SA (PHARMACEUTICALS)                                   2,800               201,740
      AXA (INSURANCE)                                                1,450               191,737
      BNP PARIBAS (BANKS)                                            2,050               176,548
      CARREFOUR SA (FOOD/DRUG RETAILERS)                             2,000               134,097
      COFLEXIP SA, ADR (OIL/GAS)                                     2,800               159,775
      ESTABLISSEMENTS ECONOMIQUES DU CASINO GUICHARD-
      PERRACHON SA (GENERAL RETAILERS)                               1,280               111,645
      EUROPEAN AERONAUTIC DEFENCE AND SPACE CO.
      (AERONAUTIC/DEFENSE) *                                        15,000               305,152
      FRANCE TELECOM SA (TELECOMMUNICATION SERVICES)                 1,100               114,873
      GROUPE DANONE SA (FOOD PRODUCERS/PROCESSORS)                   1,470               205,347
      LVMH MOET HENNESSY LOUIS VUITTON SA (HOUSEHOLD
      GOODS/TEXTILES)                                                2,750               200,468
      SODEXHO ALLIANCE SA (SUPPORT SERVICES)                         1,100               172,030
      TOTAL FINA ELF SA (OIL/GAS)                                    1,650               235,806
                                                                                     -----------
                                                                                       2,529,556
                                                                                     -----------
                See accompanying notes to financial statements.

                                       41

--------------------------------------------------------------------------------
                        CMC INTERNATIONAL STOCK FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
COMMON STOCKS (CONTINUED)
GERMANY (7.8%)
      ADVA AG OPTICAL NETWORKING (INFORMATION
      TECHNOLOGY HARDWARE) *                                           970              $ 71,944
      ALLIANZ AG (INSURANCE)                                           570               193,046
      BAYERISCHE HYPO- UND VEREINSBANK AG (BANKS)                    2,050               112,514
      BAYERISCHE MOTOREN WERKE (BMW) AG (AUTOMOBILES)                4,400               145,530
      BEIERSDORF AG (PERSONAL CARE/HOUSEHOLD PRODUCTS)               1,500               143,676
      DEUTSCHE BANK AG (BANKS)                                       2,360               193,003
      DRESDNER BANK AG (BANKS)                                       4,300               178,963
      E.ON AG (ELECTRICITY)                                          2,300               116,741
      ERGO VERSICHERUNGS GRUPPE AG (INSURANCE)                         950               131,258
      HANNOVER RUECKVERSICHERUNGS AG (INSURANCE)                     1,000                84,002
      MUENCHENER RUECKVERSICHERUNGS-GESELLSCHAFT AG
      (INSURANCE)                                                      975               306,201
      SCHERING AG (PHARMACEUTICALS)                                  1,910               106,854
                                                                                     -----------
                                                                                       1,783,732
                                                                                     -----------
HONG KONG (1.1%)
      ASIA SATELLITE TELECOMMUNICATIONS HOLDINGS LTD.
      (MEDIA/PHOTOGRAPHY)                                           12,000                24,311
      ESPRIT HOLDINGS LTD. (GENERAL RETAILERS)                     123,000               105,670
      GIORDANO INTERNATIONAL LTD. (GENERAL RETAILERS)              200,000               117,325
                                                                                     -----------
                                                                                         247,306
                                                                                     -----------
IRELAND (0.8%)
      CRH PLC (CONSTRUCTION/BUILDING MATERIALS)                      6,200                95,123
      PARTHUS TECHNOLOGIES PLC (INFORMATION TECHNOLOGY
      HARDWARE) *                                                   29,000                98,960
                                                                                     -----------
                                                                                         194,083
                                                                                     -----------
ITALY (5.9%)
      ASSICURAZIONI GENERALI S.P.A (INSURANCE)                       5,690               186,895
      BANCA INTESA S.P.A (BANKS)                                    25,400               105,283
      ENI S.P.A (OIL/GAS)                                           19,800               107,078
      LUXOTTICA GROUP S.P.A, ADR (HEALTH)                           11,800               170,362
      MEDIASET S.P.A (MEDIA/PHOTOGRAPHY)                             3,100                44,802
      RIUNIONE ADRIATICA DI SICURTA S.P.A (INSURANCE)               16,200               212,432
      SAIPEM S.P.A (OIL/GAS)                                        29,800               155,095
      SAN PAOLO-IMI S.P.A (BANKS)                                    8,950               144,901
      TELECOM ITALIA S.P.A, ADR (TELECOMMUNICATION
      SERVICES)                                                      1,850               217,375
                                                                                     -----------
                                                                                       1,344,223
                                                                                     -----------
JAPAN (14.1%)
      BANYU PHARMACEUTICAL CO., LTD. (PHARMACEUTICALS)               9,000               192,881
      FUJISAWA PHARMACEUTICAL CO., LTD.
      (PHARMACEUTICALS)                                              4,000               125,657

                See accompanying notes to financial statements.

                                       42

--------------------------------------------------------------------------------
                        CMC INTERNATIONAL STOCK FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
COMMON STOCKS (CONTINUED)
      JAPAN TELECOM CO., LTD. (TELECOMMUNICATION
      SERVICES)                                                          5             $ 100,745
      MATSUSHITA ELECTRIC INDUSTRIAL CO., LTD.
      (ELECTRONIC/ELECTRICAL EQUIPMENT)                              9,000               261,297
      MITSUBISHI ELECTRIC CORP. (INFORMATION TECHNOLOGY
      HARDWARE)                                                     15,000               107,706
      MITSUBISHI ESTATE CO., LTD. (REAL ESTATE)                     25,000               265,601
      MITSUBISHI HEAVY INDS., LTD. (ENGINEERING/
      MACHINERY)                                                    50,000               194,164
      MITSUI FUDOSAN CO., LTD. (REAL ESTATE)                        28,000               339,017
      NEC CORP. (INFORMATION TECHNOLOGY HARDWARE)                    7,000               133,350
      NIKKO SECURITIES CO., LTD. (SPECIALTY/OTHER
      FINANCE)                                                      30,000               258,824
      NOMURA SECURITIES CO., LTD., THE (SPECIALTY/OTHER
      FINANCE)                                                       6,000               127,214
      OBIC CO., LTD. (SOFTWARE/COMPUTER SERVICES)                      300               100,287
      PIONEER CORP. (ELECTRONIC/ELECTRICAL EQUIPMENT)                5,000               154,781
      SANWA BANK LTD., THE (BANKS)                                  20,000               177,678
      SONY CORP. (HOUSEHOLD GOODS/TEXTILES)                          1,000                79,863
      SUMITOMO BANK LTD., THE (BANKS)                               30,000               364,057
      TOKYU CORP. (REAL ESTATE)                                     30,000               154,965
      TREND MICRO, INC. (SOFTWARE/COMPUTER SERVICES) *               1,000                94,334
                                                                                     -----------
                                                                                       3,232,421
                                                                                     -----------
NETHERLANDS (5.5%)
      AEGON NV (INSURANCE)                                           4,100               162,646
      ASM LITHOGRAPHY HOLDING NV (INFORMATION
      TECHNOLOGY HARDWARE) *                                         3,200                89,000
      GUCCI GROUP NV (HOUSEHOLD GOODS/TEXTILES)                      1,260               123,165
      HEINEKEN NV (RESTAURANTS/PUBS/BREWERIES)                       3,500               189,872
      ING GROEP NV (INSURANCE)                                       4,100               281,225
      KONINKLIJKE NUMICO NV (FOOD PRODUCERS/PROCESSORS)              3,030               141,517
      ROYAL DUTCH PETROLEUM CO. (OIL/GAS)                            2,190               129,740
      STMICROELECTRONICS NV (INFORMATION TECHNOLOGY
      HARDWARE)                                                      2,800               145,425
                                                                                       1,262,590
SPAIN (2.9%)
      BANCO BILBAO VIZCAYA ARGENTARIA, SA (BANKS)                   11,600               154,373
      GRUPO DRAGADOS SA (CONSTRUCTION/BUILDING
      MATERIALS)                                                    21,200               205,758
      NH HOTELES SA (LEISURE/ENTERTAINMENT/HOTELS)                  15,000               169,105
      TELEFONICA SA, ADR (TELECOMMUNICATION SERVICES) *              2,173               125,898
                                                                                     -----------
                                                                                         655,134
                                                                                     -----------
SWEDEN (0.8%)
      SKANDIA INSURANCE CO., LTD. (INSURANCE)                       10,900               184,392
                                                                                     -----------
                See accompanying notes to financial statements.

                                       43

--------------------------------------------------------------------------------
                        CMC INTERNATIONAL STOCK FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
COMMON STOCKS (CONTINUED)
SWITZERLAND (8.2%)
      CHARLES VOEGELE HOLDING AG (BEARER) (GENERAL
      RETAILERS)                                                       700             $ 131,584
      CIE FINANCIERE RICHEMONT AG UNITS (CLASS A) (BEARER)
      (HOUSEHOLD GOODS/TEXTILES)                                        45               125,133
      JULIUS BAER HOLDING LTD. (BEARER) (BANKS)                         30               148,491
      NESTLE SA (REGISTERED) (FOOD PRODUCERS/PROCESSORS)               160               331,464
      NOVARTIS AG (REGISTERED) (PHARMACEUTICALS)                        75               113,746
      SCHINDLER HOLDING AG (PART. CERTIFICATES)
      (ENGINEERING/MACHINERY)                                          118               172,267
      SERONO SA (BEARER) (HEALTH)                                      150               134,894
      SEZ HOLDING AG (REGISTERED) (INFORMATION
      TECHNOLOGY HARDWARE)                                              64                37,195
      SWISS RE (REGISTERED) (INSURANCE)                                 75               147,866
      TECAN GROUP AG (REGISTERED) (HEALTH)                             129               138,464
      UBS AG (REGISTERED) (BANKS)                                    1,500               207,721
      ZURICH FINANCIAL SERVICES AG (REGISTERED) (INSURANCE)            400               193,539
                                                                                     -----------
                                                                                       1,882,364
                                                                                     -----------
UNITED KINGDOM (21.1%)
      ARM HOLDINGS PLC (INFORMATION TECHNOLOGY
      HARDWARE) *                                                   13,200               130,341
      BAE SYSTEMS PLC (AEROSPACE/DEFENSE)                           21,800               123,933
      BALTIMORE TECHNOLOGIES PLC (SOFTWARE/COMPUTER
      SERVICES) *                                                   15,700               120,943
      BARCLAYS PLC (BANKS)                                           6,300               180,403
      BG GROUP PLC (GAS/DISTRIBUTION)                               20,000                80,156
      BOOKHAM TECHNOLOGY PLC (INFORMATION TECHNOLOGY
      HARDWARE) *                                                    2,900                95,550
      BP AMOCO PLC, ADR (OIL/GAS)                                    2,320               118,175
      COLT TELECOM GROUP PLC (TELECOMMUNICATION
      SERVICES) *                                                    7,000               223,624
      COOKSON GROUP PLC (ENGINEERING/MACHINERY)                     59,000               161,924
      DIAGEO PLC (BEVERAGES)                                        13,500               127,520
      ENTERPRISE OIL PLC (OIL/GAS)                                  15,000               118,709
      GLAXO WELLCOME PLC (PHARMACEUTICALS)                           4,200               121,001
      GRANADA COMPASS PLC (RESTAURANTS/PUBS/BREWERIES)*             15,272               131,728
      HSBC HOLDINGS PLC (BANKS)                                     17,600               250,970
      LATTICE GROUP PLC (GAS/DISTRIBUTION) *                        20,000                42,692
      MARCONI PLC (INFORMATION TECHNOLOGY HARDWARE)                 17,700               223,609
      MATALAN PLC (GENERAL RETAILERS)                               12,500               117,983
      NDS GROUP PLC, ADR (SOFTWARE/COMPUTER SERVICES) *              1,600               120,000
      PEARSON PLC (MEDIA/PHOTOGRAPHY)                                8,400               225,534
      PRUDENTIAL PLC (INSURANCE)                                     9,100               122,495

                See accompanying notes to financial statements.

                                       44

--------------------------------------------------------------------------------
                        CMC INTERNATIONAL STOCK FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
COMMON STOCKS (CONTINUED)
      RECKITT BENCKISER PLC (PERSONAL CARE/HOUSEHOLD
      PRODUCTS)                                                     13,100             $ 172,344
      ROYAL BANK OF SCOTLAND GROUP PLC (BANKS)                      16,420               368,859
      SCOTTISH AND SOUTHERN ENERGY PLC (ELECTRICITY)                14,700               122,312
      SHELL TRANSPORT & TRADING CO. PLC (OIL/GAS)                   11,000                88,571
      SHELL TRANSPORT & TRADING CO., ADR (OIL/GAS)                   3,000               147,562
      SMITHKLINE BEECHAM PLC (PHARMACEUTICALS)                      14,061               181,720
      UNITED NEWS & MEDIA PLC (MEDIA/PHOTOGRAPHY)                   10,500               131,506
      VODAFONE GROUP PLC (TELECOMMUNICATION SERVICES)              115,528               481,047
      WILLIAM MORRISON SUPERMARKETS PLC (FOOD/DRUG
      RETAILERS)                                                    45,000               116,967
      WPP GROUP PLC (MEDIA/PHOTOGRAPHY)                             15,400               206,852
                                                                                     -----------
                                                                                       4,855,030
                                                                                     -----------
UNITED STATES (1.8%)
      SANTA FE INTERNATIONAL CORP. (OIL/GAS)                         5,500               200,750
      SCHLUMBERGER LTD. (OIL/GAS)                                    2,750               209,344
                                                                                     -----------
                                                                                         410,094
                                                                                     -----------
TOTAL COMMON STOCKS
      (COST $20,378,445)                                                              20,607,497
                                                                                     -----------
PREFERRED STOCK (0.8%)
GERMANY
      SAP AG-SYSTEMS, APPLICATIONS AND PRODUCTS IN DATA
      PROCESSING (SOFTWARE/COMPUTER SERVICES)
      (COST $174,458)                                                  890               179,179
                                                                                     -----------
REPURCHASE AGREEMENTS (7.7%)
      J.P. MORGAN SECURITIES, INC.
      6.59% DATED 10/31/2000, DUE 11/01/2000 IN
      THE AMOUNT OF $1,123,124.
      COLLATERALIZED BY U.S. TREASURY NOTES
      4.625% TO 6.50%
      DUE 12/31/2000 TO 05/31/2001
      U.S. TREASURY BONDS
      6.625% TO 11.75%
      DUE 02/15/2010 TO 02/15/2027
      U.S. TREASURY BILL 6.035% DUE 04/26/2001             $     1,122,921             1,122,921
      MERRILL LYNCH
      6.59% DATED 10/31/2000, DUE 11/01/2000 IN
      THE AMOUNT OF $650,117.
      COLLATERALIZED BY U.S. TREASURY STRIPS
      DUE 11/15/2004 TO 11/15/2023                                 650,000               650,000
                                                                                     -----------

                See accompanying notes to financial statements.

                                       45

--------------------------------------------------------------------------------
                        CMC INTERNATIONAL STOCK FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
REPURCHASE AGREEMENTS (CONTINUED)

TOTAL REPURCHASE AGREEMENTS
      (COST $1,772,921)                                                              $ 1,772,921
                                                                                     -----------
TOTAL INVESTMENTS (98.2%)
(COST $22,325,824)                                                                    22,559,597

OTHER ASSETS LESS LIABILITIES (1.8%)                                                     415,174
                                                                                     -----------
NET ASSETS (100.0%)                                                                 $ 22,974,771
                                                                                     ===========
*     NON-INCOME PRODUCING.



































                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2000

                                                                              CMC                      CMC
                                                                           Small Cap              International
                                                                              Fund                 Stock Fund
                                                                      ---------------------   ----------------------
ASSETS:
  Investments at identified cost...................................          $ 218,033,522             $ 22,325,824
  Investments at identified cost - federal income tax purposes ....          $ 219,569,008             $.22,342,191
-------------------------------------------------------------------   ---------------------   ----------------------

  Investments at value.............................................          $ 252,688,518             $ 22,559,597
  Cash.............................................................                      -                  127,930
  Cash denominated in foreign currencies (cost $527,669) ..........                      -                  529,441
  Receivable for:
    Capital stock sold.............................................              5,401,936                        -
    Investments sold...............................................              1,915,275                  122,633
    Interest.......................................................                138,465                    7,690
    Foreign tax reclaim ...........................................                      -                   69,253
    Dividends......................................................                 15,513                   40,810
                                                                      ---------------------   ----------------------
  Total assets.....................................................            260,159,707               23,457,354
                                                                      ---------------------   ----------------------

LIABILITIES:
  Payable for:
    Investments purchased..........................................              1,438,469                  219,080
    Capital stock redeemed.........................................                 30,098                  198,648
    Investment management fee .....................................                159,902                   14,781
    Accrued expenses ..............................................                 51,294                   50,074
                                                                      ---------------------   ----------------------
   Total liabilities...............................................              1,679,763                  482,583
                                                                      ---------------------   ----------------------

NET ASSETS.........................................................          $ 258,479,944             $ 22,974,771
                                                                      =====================   ======================

NET ASSETS consist of:
    Paid-in capital ...............................................           $ 96,505,306             $ 18,955,640
    Undistributed net realized gain from investment transactions...            127,319,642                3,788,294
    Unrealized appreciation (depreciation) on:
      Investments..................................................             34,654,996                  233,773
      Translation of assets and liabilities in foreign currencies..                      -                   (2,936)
                                                                      ---------------------   ---------------------

NET ASSETS.........................................................          $ 258,479,944             $ 22,974,771
                                                                      =====================   ======================

Shares of capital stock outstanding................................             13,762,324                1,418,554
                                                                      =====================   ======================

Net asset value, offering and
   redemption price per share......................................                $ 18.78                  $ 16.20
                                                                      =====================   ======================




                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended October 31, 2000

                                                                               CMC                      CMC
                                                                            Small Cap              International
                                                                              Fund                  Stock Fund
                                                                      ----------------------   ----------------------
INVESTMENT INCOME:
     Income:
         Interest.................................................    $           1,002,826    $             173,355
         Dividends................................................                  336,064                  368,871
         Foreign withholding tax on dividend income ..............                        -                  (43,670)
                                                                      ----------------------   ----------------------
             Total income.........................................                1,338,890                  498,556
                                                                      ----------------------   ----------------------

       Expenses:
         Investment management fees ..............................                2,509,116                  303,553
         Custodian fees...........................................                   51,464                   61,033
         Legal, insurance and audit fees..........................                   38,797                   38,684
         Transfer agent fees......................................                   18,000                   18,000
         Trustees' fees...........................................                   10,040                      892
         Other expenses ..........................................                   11,647                   26,152
                                                                      ----------------------   ----------------------
             Total expenses.......................................                2,639,064                  448,314
                                                                      ----------------------   ----------------------
     Net investment income (loss) ................................               (1,300,174)                  50,242
                                                                      ----------------------   ----------------------

NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS:
     Net realized gain(loss) from:
         Investment transactions..................................              155,799,256                3,788,338
         Foreignncurrency transactions............................                        -                  (99,138)
                                                                      ----------------------   ----------------------

            Net realized gain ....................................              155,799,256                3,689,200
                                                                      ----------------------   ----------------------

     Change in net unrealized appreciation or depreciation on:
         Investments..............................................              (16,238,543)              (5,222,799)
         Translation of assets and liabilities in foreign currencies                      -                    4,730
                                                                      ----------------------   ----------------------

           Change in net unrealized appreciation or depreciation..               (16,238,543)              (5,218,069)
                                                                      ----------------------   ----------------------

     Net realized and unrealized gain (loss) on investments.......              139,560,713               (1,528,869)
                                                                      ----------------------   ----------------------

NET INCREASE (DECREASE) RESULTING
     FROM OPERATIONS..............................................    $         138,260,539    $           (1,478,627)
                                                                      ======================   ======================




                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
Year Ended October 31,

                                                                   CMC                                 CMC
                                                              Small Cap Fund                International Stock Fund
                                                     ---------------------------------  ----------------------------------
                                                          2000              1999             2000              1999
                                                     ---------------   ---------------  ---------------   ----------------
Operations:
     Net investment income (loss).................     $ (1,300,174)       $ (781,558)        $ 50,242          $ (26,956)
     Net realized gain (loss) from:
     Investment transactions......................      155,799,256        33,791,649        3,788,338          2,975,930
     Foreign currency transactions................                -                 -          (99,138)          (110,239)
     Change in net unrealized appreciation or
       depreciation on:
     Investments..................................      (16,238,543)       37,005,516       (5,222,799)         3,545,846
     Translation of assets and liabilities
     in foreign currencies........................                -                 -            4,730             (9,281)
                                                     ---------------   ---------------  ---------------   ----------------
     Net increase (decrease)
          resulting from operations...............      138,260,539        70,015,607       (1,478,627)         6,375,300

Distributions to shareholders:
     From net realized gain from
          investment transactions.................      (31,229,115)         (383,387)      (2,822,106)            (3,136)

Net capital share transactions....................      (88,680,243)      (97,292,620)      (3,216,144)         8,742,456
                                                     ---------------   ---------------  ---------------   ----------------

Net increase (decrease) in net assets.............       18,351,181       (27,660,400)      (7,516,877)        15,114,620

NET ASSETS:
     Beginning of year ...........................      240,128,763       267,789,163       30,491,648         15,377,028
                                                     ---------------   ---------------  ---------------   ----------------

     End of year .................................     $258,479,944      $240,128,763     $ 22,974,771       $ 30,491,648
                                                     ===============   ===============  ===============   ================













                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1.  Significant accounting policies:

CMC Small Cap Fund and CMC International Stock Fund (the Funds) are portfolios of CMC Fund Trust (the Trust), an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust has established five other portfolios, CMC Small/Mid Cap, CMC Fixed Income Securities Fund, CMC High Yield Fund, CMC International Bond Fund, and CMC Short Term Bond Fund, which are not included in these financial statements. The CMC Small/Mid Cap Fund and CMC International Bond Fund are not yet operational. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. The policies described below are consistently followed by the Funds for the preparation of their financial statements in conformity with generally accepted accounting principles.

Investment valuation. Portfolio securities are valued based on the last sales prices reported by the principal securities exchanges on which the investments are traded or, in the absence of recorded sales, at the closing bid prices on such exchanges or over-the-counter markets. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investment securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements. The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Investment transactions. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment income and expenses. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums or accretion of discounts. Expenses are recorded on the accrual basis and each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of the Trust and its underlying portfolios.

Forward currency exchange contracts. The CMC International Stock Fund may enter into forward currency contracts in connection with planned purchases or sales of securities or to hedge the US dollar value of the portfolio securities denominated in a foreign currency. Contracts are valued at the prevailing forward exchange rate of the underlying currencies. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in the net realized gains or losses from foreign currency transactions. Fluctuations in the value of forward currency contracts are recorded for financial reporting purposes as unrealized gains or losses. The Fund could be exposed to risks if counterparties to the forward contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The effect of any change in the value of a hedged foreign currency would be offset by the corresponding change (resulting from a change in exchange rates) in value of the securities denominated in that currency. During the years ended October 31, 2000 and October 31, 1999, the Fund did not enter into any such forward currency contracts.

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS

1.       Significant accounting policies, continued:

Foreign currency translations. The books and records of the CMC International Stock Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities of the Fund are translated into US dollars at the daily rates of exchange on the valuation date. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The CMC International Stock Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices on investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

Use of estimates. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividends and distributions to shareholders. Dividends from net investment income are declared and paid annually. Distributions from any net realized gains are generally declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees.

Federal income taxes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner which results in no tax to the Fund. Therefore, no federal income or excise tax provision is required. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, deferral of losses from wash sales and passive foreign investment companies. In 2000, the CMC Small Cap Fund recognized net capital gain of $25,836,308 from the delivery of net appreciated securities in an in-kind redemption transaction. For Federal income tax purposes, this gain is not recognized as taxable income to the Fund and does not need to be distributed to shareholders. During the year ended October 31, 2000, the following distributions were designated as long-term gains: CMC Small Cap Fund - $1,164,356 and CMC International Stock Fund - $2,081,665.

In 2000, the Small Cap Fund recognized net capital gain of $25,836,308 from the delivery of net appreciated securities in an in-kind redemption transaction. For Federal income tax purposes, this gain is not recognized as taxable income to the Fund and does not need to be distributed to shareholders.

Foreign capital gains taxes. Realized gains in certain countries may be subject to foreign taxes at the Fund level, rates ranging from approximately 10% to 30%. The Funds provide for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
2.  Investment transactions:
Aggregate purchases, sales and maturities, excluding short-term investments, net realized gain and net unrealized appreciation on investments, as of and for the year ended October 31, 2000 were as follows:

                                                                      CMC               CMC
                                                                   Small Cap       International
                                                                      Fund           Stock Fund
                                                                 ---------------   ---------------
Purchases:
  Investment securities other than U.S. Government obligations    $ 501,779,818     $  49,572,108
                                                                 ===============   ===============
Sales and Maturities:
  Investment securities other than U.S. Government obligations    $ 651,336,700     $  52,530,240
                                                                 ===============   ===============
Net Realized Gain:
  Investment securities other than U.S. Government obligations    $ 155,799,256     $   3,788,338
                                                                 ===============   ===============
Unrealized Appreciation (Depreciation) for
  federal income tax purposes:
  Appreciation................................................     $ 54,235,907     $   1,641,979
  Depreciation................................................      (21,116,397)       (1,424,573)
                                                                 ---------------   ---------------
    Net unrealized appreciation ..............................     $ 33,119,510     $     217,406
                                                                 ===============   ===============

3.  Capital Stock:

At October 31, 2000, each Fund had 100 million shares of no par value capital stock authorized. Transactions of capital shares ended were as follows:

                                                      CMC Small Cap Fund             CMC International Stock Fund
                                                    Year ended October 31,              Year ended October 31,
                                               ---------------------------------   ----------------------------------
                                                    2000              1999              2000               1999
                                               ---------------   ---------------   ---------------    ---------------
  Shares:
     Shares sold..............................      7,021,087         1,948,298         1,392,510            869,316
     Shares issued for reinvestment
       of dividends...........................      1,829,474            28,298           132,493                181
     Shares issued for share split *..........              -        13,253,670                 -                  -
                                               ---------------   ---------------   ---------------    ---------------
                                                    8,850,561        15,230,266         1,525,003            869,497
     Less shares redeemed.....................    (12,757,166)       (4,284,571)       (1,813,809)          (388,425)
                                               ---------------   ---------------   ---------------    ---------------

     Net increase (decrease) in shares........     (3,906,605)       10,945,695          (288,806)           481,072
                                               ===============   ===============   ===============    ===============

  Amounts:
     Sales....................................   $122,730,857      $ 69,448,331      $ 27,764,989       $ 14,220,602
     Reinvestment of dividends................     31,229,115           384,566         2,822,106              3,243
                                               ---------------   ---------------   ---------------    ---------------
                                                  153,959,972        69,832,897        30,587,095         14,223,845
     Less redemptions.........................   (242,640,215)**   (167,125,517)      (33,803,239)        (5,481,389)
                                               ---------------   ---------------   ---------------    ---------------

     Net increase (decrease)..................  $ (88,680,243)     $(97,292,620)     $ (3,216,144)       $ 8,742,456
                                               ===============   ===============   ===============    ===============

* 4 for 1 stock split effective September 1, 1999
**Includes $92,177,577 from the delivery of securities in an in-kind redemption.

--------------------------------------------------------------------------------
                               CMC SMALL CAP FUND
                          CMC INTERNATIONAL STOCK FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. Transactions with affiliates and related parties:

The amounts of fees and expenses described below are shown on each Fund's statement of operations.

The investment adviser of the Funds is Columbia Management Co. (CMC). CMC is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation (Fleet), a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956.

Investment management fees were paid by each Fund monthly to CMC. The Funds' fees are based on an annual rate of 0.75 of 1% of average daily net assets.

Trustees' fees and expenses were paid directly by each Fund to trustees having no affiliation with the Funds other than their capacity as trustees. Other officers and trustees received no compensation from the Funds.

The transfer agent for the Fund is Columbia Trust Company (CTC), an affiliate of CMC and indirect wholly-owned subsidiary of Fleet. CTC is compensated based on a per account fee of $1.00 per month, with a minimum aggregate fee of $1,500 per month.

5.  Subsequent event:

On December 8, 2000, the following capital gains distributions per share were paid to shareholders of record on December 7, 2000:

     CMC Small Cap Fund                 $  12.1813
     CMC International Stock Fund       $   2.7180

PRICEWATERHOUSECOOPERS  [logo]

                                                PricewaterhouseCoopers
                                                1300 S.W. Fifth Avenue Suite 310
                                                Portland, OR 97201-5638
                                                Telephone (503) 478-6000
                                                Facsimile (503) 478-6099


                        Report of Independent Accountants


To the Trustees and Shareholders of
CMC Fund Trust


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMC Small Cap Fund and CMC International Stock Fund (the Funds), two of the portfolios of CMC Fund Trust, at October 31, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Portland, Oregon
December 8, 2000

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



                                     [LOGO]
                                    Columbia


                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                           CMC INTERNATIONAL BOND FUND





         CMC Fixed Income Securities Fund, CMC High Yield Fund and CMC International Bond Fund (each a "Fund" and together the "Funds") are portfolios of CMC Fund Trust. The Fixed Income Securities Fund seeks a high level of current income by investing in a broad range of domestic investment-grade Fixed Income Instruments with intermediate to long-term maturities. The High Yield Fund seeks to provide investors a high level of current income by investing in below-investment grade securities, commonly known as "junk bonds." The International Bond Fund seeks to provide investors a high level of current income, consistent with capital preservation by investing primarily in Fixed Income Instruments of issuers from around the world.





         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.







                                December 21, 2000

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY...........................................................3
         OVERVIEW.............................................................3
         INVESTMENT STRATEGY..................................................3
         INFORMATION ABOUT THE FUNDS..........................................4
         CMC FIXED INCOME SECURITIES FUND.....................................4
                    Goal......................................................4
                    Strategy..................................................4
                    Principal Risk Factors....................................5
                    Historical Performance....................................5
                    Expenses..................................................5
                    Financial Highlights......................................6
         CMC HIGH YIELD FUND..................................................8
                    Goal......................................................8
                    Strategy..................................................8
                    Principal Risk Factors....................................8
                    Historical Performance....................................9
                    Expenses.................................................10
                    Financial Highlights.....................................11
         CMC INTERNATIONAL BOND FUND.........................................12
                    Goal.....................................................12
                    Strategy.................................................12
                    Principal Risk Factors...................................13
                    Historical Performance...................................14
                    Expenses.................................................14
                    Financial Highlights.....................................15
MANAGEMENT...................................................................15
INFORMATION ABOUT YOUR INVESTMENT............................................16
         Your Account........................................................16
                  Buying Shares..............................................16
                  Selling Shares.............................................17
                  Pricing of Shares..........................................17
         Distribution And Taxes..............................................18
                  Income and Capital Gains Distributions.....................18
                  Tax Effect of Distributions and Transactions...............18
MORE ABOUT THE FUNDS.........................................................19
         Investment Strategy.................................................19
                  Fixed Income Securities Fund and High Yield Fund...........19
                  International Bond Fund....................................20
SUMMARY OF PRINCIPAL RISKS...................................................21
         Other Risks.........................................................24
                  Zero-Coupon Securities.....................................24
                  Liquidity Risk.............................................24
                  Derivative Risk............................................24
FOR MORE INFORMATION.........................................................25

--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

OVERVIEW
--------

         This Prospectus provides important information about the Funds offered by this Prospectus. For your convenience, concise descriptions of each Fund begin on the next page. The descriptions provide the following information about each Fund:

         o        GOAL
         o        STRATEGY
         o        PRINCIPAL RISK FACTORS
         o        HISTORICAL PERFORMANCE
         o        EXPENSES
         o        FINANCIAL HIGHLIGHTS

INVESTMENT STRATEGY
-------------------

         Columbia Management Co., the investment adviser for the Funds ("CMC" or "Adviser") utilizes a top down analysis to evaluate the macro economic and investment environment. Through this process the Adviser is able to determine the emphasis to be placed on the different types of securities in which a Fund may invest (for example, corporate bonds, Treasuries or mortgage pass through securities) and the desired levels of average quality, maturity and duration of the Fund portfolio. This approach is intended to uncover opportunities that offer long-term financial reward. After determining what industries and market sectors to invest in, the Adviser conducts intensive, fundamental bottom up research to identify attractive individual securities within the targeted industries and market sectors or in the case of the International Bond Fund, attractive regions, countries and industries in which to invest. Both types of analysis, however, play an integral role in the investment process, and are explained in greater detail under "MORE ABOUT THE FUNDS, INVESTMENT STRATEGY" in this Prospectus.

         As used in this Prospectus, the term "Fixed Income Instruments," includes:

         o    securities  issued  or  guaranteed  by the  U.S.  Government,  its agencies or instrumentalities ("U.S. Government Securities");
         o    corporate debt securities of U.S. and non-U.S. issuers,  including convertible securities and corporate commercial paper;
         o    mortgage-backed and other asset-backed securities;
         o    inflation-indexed   bonds   issued   both   by   governments   and
              corporations;
         o structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
         o    delayed funding loans and revolving credit facilities;
         o bank certificates of deposit, fixed time deposits and bankers' acceptances;

         o    repurchase agreements and reverse repurchase agreements;

         o debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

         o    obligations  of  non-U.S.   governments  or  their   subdivisions,
              agencies and instrumentalities; and obligations of international agencies or supranational entities

INFORMATION ABOUT THE FUNDS
---------------------------

                        CMC FIXED INCOME SECURITIES FUND

GOAL
----

What are the Fund's Investment Goals?

                  The Fund seeks to provide investors a high level of current income consistent with capital preservation.

STRATEGY
--------

What investment strategies does the Fund use to pursue these goals?

                  The Fund intends to invest in a broad range of debt securities with intermediate to long-term maturities. Under normal market conditions, the Fund will invest at least 65% of its total asset value in domestic investment-grade Fixed Income Instruments. A Fixed Income Instrument is considered investment grade if it is rated either AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or judged by the Adviser to be of comparable quality, if unrated, to the categories listed above.

                ----------------------------------------------------------------
                  A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
                ----------------------------------------------------------------

                  In selecting debt securities for the Fund, the Adviser uses a top-down approach to determine sector emphasis between different types of instruments (for example, corporate bonds, U.S. Government obligations, or mortgage obligations). Using this approach, the Adviser evaluates and shifts emphasis between the desired levels of average quality, maturity, and duration of the Fund's portfolio and the types of debt securities in which to invest based on the current economic and market environment. This analysis is intended to give the Adviser a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the Adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and thereby generate consistent, competitive results over the long term.

                  The Fund may invest its assets in other investments and utilize investment techniques including, but not limited to, derivative instruments such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

PRINCIPAL RISK FACTORS
----------------------

  What are the principal risk factors of investing in the Fund?

                  Investing in the Fund involves certain risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio, yield and total return.

         o Interest rate risk refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.
         o Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due.
         o Prepayment risk is the possibility that the value of mortgage securities and collateralized mortgage obligations held by the Fund may be adversely affected by changes in the prepayment rates on the underlying mortgages.

                  These risks could impact the total return and yield you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

                  Please see the "SUMMARY OF PRINCIPAL RISKS" section under the heading "MORE ABOUT THE FUNDS" for a description of the principal and other risks of investing in the Fund.

HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?

         Since the Fixed Income Fund is new, no historical performance is presented.

EXPENSES
--------

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. The Fund is new, so the annual fund operating expenses for the Fund are based on estimates for the current fiscal year. In the future, the amount of fees and expenses will depend on the actual average net assets of the Fund during those years and a number of other factors.

               -----------------------------------------------------------------
                 The Fund has no sales charge (load) or 12b-1 distribution fees.
               -----------------------------------------------------------------

--------------------------------------------------------------------------------
Fee Table


         Shareholder transaction fees (fees paid directly           None
         from your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)


                  Management Fees                                   0.35%
                  Distribution and/or Service (12b-1) Fees          None
                  Other Expenses                                    0.22%(1)

                           Total Fund Operating Expenses            0.57%
                           Expense Reimbursement                    0.17%(2)
                           Net Expenses                             0.40%


                  (1) "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its first fiscal year of operation.
                  (2) For the fiscal period ended October 31, 2000, and for the fiscal years ending October 31, 2001 and 2002, CMC has contractually agreed to reimburse the Fund for all ordinary expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses at 0.40%.

--------------------------------------------------------------------------------
                  Expense Example

                  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                          1 Year                 3 Years
                          ------                 -------
                            $41                    $128

FINANCIAL HIGHLIGHTS
--------------------


                  The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "FINANCIAL STATEMENTS."

                        CMC FIXED INCOME SECURITIES FUND

                                                             For the Period September 1
                                                             through October 31, 2000 (1)(2)
                                                             -------------------------------

Net asset value, beginning of period...................      $       10.00
                                                             ----------------

Income from investment operations:

     Net investment income ............................               0.11

    Net realized and unrealized gains

       on investments .................................               0.02
                                                             ----------------

          Total from investment operations.............               0.13
                                                             ----------------


Less distributions:

     Dividends from net investment income..............              (0.11)
                                                             ----------------

          Total distributions..........................              (0.11)
                                                             ----------------


Net asset value, end of period.........................      $       10.02
                                                             ================


Total return...........................................              1.31% (3)

Ratios/Supplemental data

Net assets, end of period (in thousands)...............      $      10,866

Ratio of net expenses to average net assets(4).........              0.40%

Ratio of total expenses to average net assets (4)......              1.46%

Ratio of net income to average net assets..............              6.57%

Portfolio turnover rate................................               103%

(1)  From inception of operations.
(2)  Ratios and portfolio turnover rates are annualized.
(3)  Not annualized.
(4) For the fiscal period ended October 31, 2000, the investment adviser contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the Fund's advisory fee, exceed 0.40% of the Fund's average daily net assets.

                               CMC HIGH YIELD FUND

GOAL
----

What are the Fund's Investment Goals?

                  The Fund seeks to provide investors a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

STRATEGY
--------

What investment strategies does the Fund use to pursue these goals?

                  The Fund invests primarily in non-investment grade corporate debt obligations, commonly referred to as "junk bonds." Under normal market conditions, the Fund invests at least 80% of its total assets in high yield corporate debt obligations rated Ba or B by Moody's Investors Services, Inc. ("Moody's") or BB or B by Standard and Poor's Corporation ("S&P"). The Fund will not invest in fixed income securities rated below Caa by Moody's or CCC by S&P, and the Fund will not invest more than 10% of the Fund's total assets in securities with Caa or CCC ratings.

                 ---------------------------------------------------------------
                   By concentrating on corporate debt obligations rated Ba or B by Moody's or BB or B by S&P, the Fund intends to invest primarily in "upper tier" non-investment grade securities. By emphasizing the "upper tier" of non-investment grade securities, the Fund seeks to provide investors with access to higher yielding bonds without assuming all the risk associated with the broader "junk bond" market. A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
                 ---------------------------------------------------------------

                  In selecting securities for the Fund, the Adviser conducts an ongoing evaluation of the economic and market environment. Such an analysis helps the Adviser anticipate how economic and market change, like movement in interest rates, inflation, government regulation and demographics, may affect certain industries and specific market sectors within those industries, and thereby the companies making up that industry or market sector. After determining what industries and market sectors to invest in, the Adviser conducts intensive, fundamental research and analysis to identify attractive individual securities within the targeted industries and market sectors. This analysis is intended to give the Adviser a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the Adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and thereby generate consistent, competitive results over the long term.

PRINCIPAL RISK FACTORS
----------------------

What are the principal risks of investing in the Fund?

         The fixed income securities held in the Fund's investment portfolio are subject to:

              o Interest rate risk which refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.

              o Credit risk which refers to the ability of an issuer of a bond to meet interest and principal payments when due. The non-investment grade securities primarily purchased by the Fund are subject to greater credit risk than investments in higher quality, lower yielding bonds.

                  Both of these risks could impact the total return and yield you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

                  Please see the "SUMMARY OF PRINCIPAL RISKS" section under the heading "MORE ABOUT THE FUNDS" for a description of the principal and other risks of investing in the Fund.

HISTORICAL PERFORMANCE
----------------------


How has the Fund historically performed?

                  The bar chart and table below illustrate the Fund's annual returns as well as its long-term performance. The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of the Lehman Aggregate Bond Index, a widely recognized unmanaged index representing the average market-weighted performance of U.S. Treasury and aggregate securities, investment grade corporate bonds, and mortgage-backed securities with maturities greater than one year, and the Merrill Lynch Intermediate BB Index, which is a market weighted index consisting of BB rated cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1-10 years. Both the bar chart and the table assume the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.

                                 High Yield Fund

         The bar chart shows Year-By-Year Total Return As Of 12/31 Each Year

         1995       19.86%
         1996        9.70%
         1997       12.12%
         1998        7.33%
         1999        2.35%



         Best Quarter:                         2Q '95                 5.72%
         Worst Quarter:                        3Q '99                -0.87%

         -----------------------------------------------------------------------

         Average Annual Total Returns As Of 12/31/99

                                                                      Inception
                                               1 Year     5 Years     (7/6/94)
         -----------------------------------------------------------------------
         CMC High Yield Fund                    2.35%     10.12%       9.39%

         Lehman Aggregate Bond Index           -0.82%      7.73%       7.14%

         Merrill Lynch Intermediate BB Index    2.02%     10.19%       9.66%


         The Fund's year-to-date total return as of 9/30/00 was 4.63%.



EXPENSES
--------

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. In the future, the amount of fees and expenses will depend on the actual average net assets of the Fund during those years and a number of other factors.

               -----------------------------------------------------------------
                 The Fund has no sales charge (load) or 12b-1 distribution fees.
               -----------------------------------------------------------------
--------------------------------------------------------------------------------
         Fee Table

         Shareholder transaction fees (fees paid directly              None
         from your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)

                  Management Fees                                      0.40%
                  Distribution and/or Service (12b-1) Fees             None
                  Other Expenses                                       0.03%

                           Total Fund Operating Expenses               0.43%
--------------------------------------------------------------------------------

                  Expense Example

                  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                   1 Year            3 Years          5 Years          10 Years
                   ------            -------          -------          --------
                    $44               $138              $241             $542

FINANCIAL HIGHLIGHTS
--------------------

         The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "FINANCIAL STATEMENTS."

                                 High Yield Fund
                                                                             Year Ended October 31,
                                                                             ----------------------
                                                            2000         1999       1998        1997         1996
                                                            ----         ----       ----        ----         ----
Net asset value, beginning of year....................     $8.54        $8.95       $9.21       $8.99        $9.06
                                                           -----        -----       -----       -----        -----

Income from investment operations:

Net investment income.................................      0.73         0.74        0.76        0.80         0.81
Net realized and unrealized gains (losses)
  on investments......................................     (0.24)       (0.41)      (0.21)       0.32         0.03
                                                           ------       ------      ------       ----         ----
     Total from investment operations.................      0.49         0.33        0.55        1.12         0.84
                                                            ----         ----        ----        ----         ----

Less distributions:

Dividends from net investment income..................     (0.73)       (0.74)      (0.76)      (0.80)       (0.81)
Distributions from net capital gains..................       -          (0.00)*     (0.05)      (0.10)       (0.10)
                                                           ------       ------      ------       ----         ----
     Total distributions..............................     (0.73)       (0.74)      (0.81)      (0.90)       (0.91)
                                                           ------       ------      ------      ------       ------
Net asset value, end of year..........................     $8.30        $8.54       $8.95       $9.21        $8.99
                                                           =====        =====       =====       =====        =====

Total return..........................................      6.01%        3.75%       6.00%      12.90%        9.61%

Ratios/Supplemental data

Net assets, end of year (in thousands)................  $319,985     $271,551    $263,912    $119,196      $69,614
Ratio of expenses to average net assets...............      0.43%        0.43%       0.45%       0.45%        0.50%
Ratio of net income to average net assets.............      8.70%        8.39%       8.28%       8.60%        8.90%
Portfolio turnover rate...............................        56%          62%         71%         69%          56%

* Amount represents less than $0.01 per share.

NOTE: Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.

                           CMC INTERNATIONAL BOND FUND
GOAL
----
What is the Fund's Goal?

                  The Fund seeks to provide investors a high level of current income consistent with a high degree of preservation of capital.

STRATEGY
--------
What investment strategies does the Fund use to pursue this goal?

                  The Fund intends to invest primarily in Fixed Income Instruments of issuers from around the world. Generally, the Fund seeks to achieve its goal by investing in debt securities of issuers in at least three foreign countries, including foreign corporate issuers and foreign governments or their subdivisions, agencies, instrumentalities, international agencies and supranational entities. The Fund is not limited as to countries in which it may invest and will invest in the securities of issuers located in developed countries, as well as securities of issuers located in developing countries and countries with emerging securities markets. At times, the portfolio of the Fund may be fully or heavily weighted towards securities of emerging or developing countries. Securities may be denominated in foreign currencies, baskets of foreign currencies (such as the euro), or the U.S. dollar. The Fund invests at least 65% of its assets in Fixed Income Instruments of foreign issuers. Notwithstanding the broad investment discretion given to the Adviser in this Prospectus, the Fund intends to invest 100% of its assets in dollar denominated Fixed Income Instruments, 80% of which will be issued by foreign governments or their subdivisions, agencies, or instrumentalities. The Fund will not deviate from this policy unless such a change is approved by a majority of the trustees of the Fund and shareholders of the Fund receive 30 days' prior written notice.

                  The average portfolio duration of the Fund varies based on the Adviser's forecast for interest rates and, under normal market conditions, is not expected to exceed seven years. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

                  Under normal conditions, the Fund invests substantially all its assets in debt securities rated "B" or higher by Standard & Poors, Inc. ("S&P"), or "B" or higher by Moody's Investor Services, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of comparable quality. The Fund will not invest in fixed income securities rated below Caa by Moody's or CCC by S&P, and the Fund will not invest more than 10% of the Fund's total assets in securities with Caa or CCC ratings. For a discussion of the impact of investing in debt securities rated BB by S&P or Ba by Moody's, see the "Summary of Principal Risks" section under the heading "MORE ABOUT THE FUNDS" in this Prospectus.

                  The Fund may invest its assets in other investments and utilize investment techniques including, but not limited to, derivative instruments such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. In addition, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income.

                ----------------------------------------------------------------
                  A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
                ----------------------------------------------------------------

                 In selecting securities for the Fund the Adviser conducts an evaluation of the fundamental economic and market factors such as exchange and interest rates, currency trends, credit quality, and political and economic trends to determine which countries to invest in. Generally, the Fund invests in issuers in those countries with improving fundamentals and that are denominated in stable or appreciating currencies. The Adviser will also evaluate the risks and returns for investments in each country based on its analysis of economic and market factors.

                  After selecting the countries to invest in, the Adviser conducts intensive, fundamental research and analysis to identify attractive securities in those countries expected to produce the best return with reasonable risk. This analysis is intended to give the Adviser a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the Adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and thereby generate consistent, competitive results over the long term.

PRINCIPAL RISK FACTORS
----------------------

What are the principal risks of investing in the Fund?

                  Investing in the Fund involves certain risks, including the principal risks listed below, which could adversely affect the value of its investment portfolio, yield and total return.

              o Foreign investment risk refers to the greater risks of investing in the securities of foreign issuers as opposed to U.S. issuers.

              o Currency or exchange rate risk is the possibility of a decline in the value of a foreign currency versus the U.S. dollar. Such a decline will reduce the dollar value of any securities of the Fund denominated in that currency.

              o Interest rate risk is the possibility that the value of the Fund's investments will decline due to an increase in interest rates.

              o Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due.

              o Non-diversified risk is the risk associated with the Fund's ability to invest a relatively high percentage of its assets in a limited number of issuers.

              o Emerging market risk refers to the increased risk from investing in the securities of issuers based in less developed and developing countries.

                  Any or all of these risks could impact the total return and yield you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

                  Please see the "SUMMARY OF PRINCIPAL RISKS" section under the heading "MORE ABOUT THE FUNDS" for a description of the principal and other risks of investing in the Fund.

HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?

         Since the International Bond Fund is new, no historical performance is presented.

EXPENSES
--------

What expenses do I pay as an investor in the Fund?




                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. The International Bond Fund is new, so the annual fund operating expenses are based on estimates for the current fiscal year. In the future, the amount of fees and expenses will depend on the actual average net assets of the Fund during those years and a number of other factors.




               -----------------------------------------------------------------
                 The Fund has no sales charge (load) or 12b-1 distribution fees.
               -----------------------------------------------------------------

--------------------------------------------------------------------------------
Fee Table

         Shareholder transaction fees (fees paid directly          None
         from your investment)

         Annual Fund Operating Expenses
         (expenses that are paid out of Fund assets)

                  Management Fees                                  0.40%
                  Distribution and/or Service (12b-1) Fees         None
                  Other Expenses                                   1.03%(1)

                           Total Fund Operating Expenses           1.43%
                           Expense Reimbursement                   0.98%(2)
                           Net Expenses                            0.45%

                  (1) "Other Expenses" are based on the estimated expenses that the Fund expects to incur in its first fiscal year of operation.

                  (2) For the fiscal period ended October 31, 2000, and for the fiscal years ended October 31, 2001 and 2002, CMC has contractually agreed to reimburse the Fund for all ordinary expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses at 0.45%.

--------------------------------------------------------------------------------

                  Expense Example

                  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses set forth above remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

                              1 Year                 3 Years
                              ------                 -------
                                $46                    $144

FINANCIAL HIGHLIGHTS
--------------------

         Since the International Bond Fund is new, no financial information is presented.


--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

         The Funds' investment adviser is Columbia Management Co., 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207-1350 ("Adviser" or "CMC"). CMC has acted as an investment adviser since 1969.


         The Funds have contracted with CMC to provide research, advice and supervision with respect to investment matters and to determine what securities to purchase or sell and what portion of the Fund's assets to invest. The CMC Intermediate Bond Fund is new. Under its advisory contract with CMC, the International Bond Fund will pay CMC an annual management fee, expressed as a percentage of average net assets, of 0.40%. For the fiscal year ended October 31, 2000, the High Yield Fund paid CMC an annual management fee, expressed as a percentage of average net assets, of 0.40%. For the period from September 1, 2000 (inception) through October 31, 2000 the Fixed Income Securities Fund paid CMC an annual management fee, expressed as a percentage of average net assets, of 0.35%.


         CMC uses an investment team approach to analyze the macro economic and investment environment and to determine which securities sectors and the desired levels of portfolio quality, duration and maturity to emphasize. Members of the fixed income investment team are responsible for the analysis of particular industries and market sectors within those industries, and for recommendations on individual securities within those industries and market sectors, based upon the investment team's conclusions. In the case of the International Bond Fund, the fixed income investment team shall be responsible for the analysis of particular foreign countries, and the industries and asset types within those foreign countries.

         Mr. Leonard A. Aplet and Mr. Jeffrey L. Rippey will have responsibility for implementing, on a daily basis, the investment strategies for the Fixed Income Securities Fund. Mr. Aplet, Vice President of Columbia (since 1990) and a Chartered Financial Analyst, joined CMC in 1987. Previously, he was an employee of the Farmers Home Administration (1976-1985). Mr. Aplet received a Master of Business Administration degree from the University of California at Berkeley. A Vice President of CMC (since 1981) and a Chartered Financial Analyst, Mr. Rippey joined Columbia in 1981. Before joining Columbia, Mr. Rippey worked in the Trust Department of Ranier National Bank (1978-1981). Mr. Rippey is a 1978 graduate of Pacific Lutheran University. Mr. Rippey has had responsibility for investment decisions of the High Yield Fund since its inception in July 1994. Mr. Rippey and Mr. Aplet will have responsibility for implementing on a daily basis the investment strategies developed for the International Bond Fund.

--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT
------------


         Buying Shares
         -------------


                  Shares in the Funds are available for purchase by institutional buyers enabling them to invest in a diversified portfolio of foreign debt securities, high quality fixed income securities and lower-rated fixed income securities in a pooled environment, rather than purchasing securities on an individual basis.

                  If you want to invest directly in a Fund, contact a CMC representative at 1-800-547-1037. In addition, CMC, in its role as a discretionary investment adviser, may allocate a portion of a client's investment portfolio into the Funds. If such investment is for the benefit of an employee benefit plan, an independent fiduciary for a CMC client account, after careful review of this Prospectus, including a Fund's expenses and consistency with the client's written investment guidelines, must approve the investment in the Fund. Upon approving the investment, the independent fiduciary will authorize CMC to invest a portion of the client's portfolio in a Fund, at CMC's discretion, subject to limitations imposed by the independent fiduciary.

                ----------------------------------------------------------------
                  If CMC is considered to be a fiduciary of your assets, including the account with the Fund, under the Employee Retirement Income Security Act of 1974, certain conditions must be satisfied before assets may be invested in the Fund by CMC on your behalf. See the Statement of Additional Information for more detail.
                ----------------------------------------------------------------

                  The price for a Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

                  Although none of the Funds has a policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of a Fund.

         Selling Shares
         --------------

                  You may sell shares at any time. Upon redemption you will receive the Fund's NAV next calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your CMC representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

                  The Funds also reserve the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

         Pricing of Shares
         -----------------

                  The Funds use market value to value their securities as quoted by dealers who are market makers in these securities or by an independent pricing service, unless the Adviser determines that a fair value determination should be made using procedures and guidelines established by and under the general supervision of the Funds' Board of Trustees. Market values are based on the average of bid and ask prices or by reference to other securities with comparable ratings, interest rates and maturities. The Funds constantly monitor the price received from market makers and their pricing service and, at times, will price its securities using procedures established by and under the general supervision of the Funds' Board of Trustees. Debt securities with remaining maturities of less than 60 days will generally be valued based on amortized cost.

                  Foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund after a foreign security has been priced, but before the NAV has been calculated, will not generally be used to adjust the NAV calculated that day.

                  Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares of the Funds.

DISTRIBUTION AND TAXES
----------------------

         Income and Capital Gains Distributions
         --------------------------------------

                  Income dividends, consisting of net investment income, are declared and paid monthly by the Fixed Income Securities Fund and the High Yield Fund and declared and paid annually by the International Bond Fund. All income dividends paid by the Funds will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date, unless you have elected to receive the dividends in cash. If all of your shares in a Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. Each of the Funds generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount distributed will depend on the amount of capital gains realized from the sale of a Fund's portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the distribution in cash.

         Tax Effect of Distributions and Transactions
         --------------------------------------------

                  The dividends and distributions of the Funds are taxable to most investors, unless the shareholder is exempt from state or federal income taxes or your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in a Fund and whether you reinvest your distributions or take them as income. In general, distributions are taxable as follows:

                 ---------------------------------------------------------------------------------
                 Taxability of Distributions
                 Type of                         Tax Rate for              Tax Rate for
                 Distribution                    15% Bracket               28% Bracket or Higher
                 ------------                    -----------               ---------------------

                 Income Dividends                Ordinary Income Rate      Ordinary Income Rate

                 Short Term Capital Gains        Ordinary Income Rate      Ordinary Income Rate

                 Long Term Capital Gains         10%                       20%
                 ---------------------------------------------------------------------------------

                  Each Fund expects that, as a result of its investment objective to achieve current income, its distributions will consist primarily of income dividends. Each year the Funds will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

                  The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Adviser is the same as a sale.

                ----------------------------------------------------------------
                  Your investment in the Fund could have additional tax consequences. Please consult your tax professional for assistance as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions.
                ----------------------------------------------------------------

--------------------------------------------------------------------------------
MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT STRATEGY
-------------------

         The specific investment objectives for each Fund are described in the sections titled "Strategy" under the heading "INFORMATION ABOUT THE FUNDS" in this Prospectus. What follows is an explanation of the overall investment strategies used to achieve each Fund's investment objective. There is no assurance that the Funds will achieve their investment objectives. For information about a Fund's specific investment practices, see the chart on page 29 of the Statement of Additional Information, which is part of this Prospectus.

Fixed Income Securities Fund and High Yield Fund
------------------------------------------------

                  In selecting investments, and to supplement any credit rating analysis supplied by Moody's and S&P, the Adviser uses a top down analysis, supplemented by, in the case of corporate debt securities, a bottom up company analysis. Top down analysis begins with an overall evaluation of the investment environment, which allows the Adviser to determine the specific types of fixed income instruments, and desired levels of portfolio quality, maturity and duration to emphasize in a Fund. Factors the Adviser considers in its top down analysis include:

         o        economic growth
         o        inflation
         o        interest rates
         o        federal reserve policy
         o        corporate profits
         o        demographics
         o        money flows.

                  Once individual sectors, types of instruments and desired portfolio characteristics have been identified, in the case of corporate debt securities, the Adviser employs fundamental analysis to select individual securities. Fundamental analysis includes the evaluation of:

         o        a company's financial condition
         o        quality of management
         o        industry dynamics
         o        earnings growth and profit margins
         o        sales trends
         o        potential for new product development
         o        financial ratios
         o        investment in research and development.

                  By utilizing this investment process the Adviser strives to anticipate and act upon market change, understand its effect on the risks and rewards of a Fund's securities, and thereby generate consistent, competitive results over the long term.

                  Either Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic or political conditions. When a

         Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

International Bond Fund
-----------------------

                  In selecting investments, and to supplement the credit rating analysis supplied by Moody's and S&P, the Adviser uses a top down analysis to identify attractive countries, industries, sectors and securities for investment. As part of this approach, the Adviser conducts an evaluation of the global economic and investment environments to anticipate how potential change may influence the prospects for particular global regions, countries and industries in those countries. This is because even small shifts in such macroeconomic factors as interest rates, inflation, government regulation, political activity, flows of capital and international monetary policy can affect the overall economic health of an entire global region or a country, including the industries in that region or country. The Adviser's top down analysis also includes overall evaluation of fundamental global economic and market factors, which allows the Adviser to determine specific foreign countries to invest in. Economic and market factors considered by the Adviser include:

         o        political and economic trends
         o a foreign country's monetary and fiscal policies, and its trade and account balances
         o        interest rates
         o        exchange rates and currency trends
         o        prospects for inflation.

                  Once the Adviser has identified attractive regions, countries and industries to invest in, the Adviser employs fundamental analysis to evaluate the merits of individual sectors (such as corporate, government, asset-backed) and individual securities in those sectors expected to produce the best return with reasonable risk. The Adviser's fundamental analysis includes an evaluation of:

         o        a company's financial condition
         o        quality of management
         o        earnings growth and profit margins
         o        political stability of foreign government
         o        financial ratios
         o        sales trends
         o        creditworthiness of foreign government, issuer or guarantor
         o        long-term economic outlook for foreign country.

                  By using this investment process, the Adviser strives to anticipate and act upon economic and market change, understand its effect on the risks and rewards of Fund securities, and thereby generate consistent, competitive results over the long term.

                  The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indices. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The portfolio manager may decide not to employ any of these strategies, and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the Statement of Additional Information.

                  The value of the Fund is maintained in U.S. dollars and will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which the foreign securities or bank deposits held by the Fund are denominated. To reduce or limit exposure to adverse changes in currency exchange rates (referred to as "hedging"), the Fund may enter into forward currency exchange contracts that in effect lock in a rate of exchange during the period of the forward contract. The Fund will only enter into forward contracts for hedging and not for purposes of speculation. When required by the Investment Company Act or the SEC, the Fund may "cover" its commitment under the forward contracts by segregating cash or liquid, high-grade securities with the Fund's custodian in an amount not less than the value of the Fund's total assets committed to the forward contracts. Under normal market conditions, no more than 25 percent of the Fund's assets may be committed to currency exchange contracts.

                  The Fund may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund may use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a debt security is purchased or sold and the date on which payment is made or received.

                  The Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, political or economic conditions. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

SUMMARY OF PRINCIPAL RISKS
--------------------------

         The principal risks of investing in a Fund, as stated above in the "Risk/Return Summary," are described in greater detail in this section. These risks are more likely to have a material effect on the Funds than other factors potentially affecting the Funds. The section "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the Statement of Additional Information contains more information about these and other risks.

                  CREDIT RISK refers to the ability of the issuer of a bond to meet interest and principal payments when due. The High Yield Fund and the International Bond Fund may invest in both investment grade and non-investment grade securities, although the High Yield Fund will invest primarily in non-investment grade securities. The Fixed Income Securities Fund may only invest in investment grade securities. Investment grade securities are those issued by the U.S. Government, its agencies, and instrumentalities, as well as those rated as shown below by the following rating agencies:

         -----------------------------------------------------------------------
         Investment-Grade Securities

                                      Long-Term            Short-Term
                                      Debt Security        Debt Security
         Rating Agency

         Standard & Poors (S&P)       At least BBB         At least A-3 or SP-2

         Moody's Investors                                 At least Prime-3 or
         Services, Inc. (Moody's)     At least Baa         MIG 4/FMIG4
         -----------------------------------------------------------------------

         The Funds may also invest in securities unrated by these agencies if CMC determines the security to be of equivalent investment quality to an investment grade security. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for higher-rated bonds.

                  Generally, higher yielding bonds are rated below investment grade and are subject to greater credit risk than higher quality, lower yielding bonds. High yield bonds, commonly referred to as junk bonds, may be issued in connection with corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events. High yield bonds are often issued by smaller, less creditworthy companies or by companies with substantial debt. Since the price of a high yield bond is generally very sensitive to the financial conditions of the issuer, the market for high yield bonds can behave more like the equity market. Adverse changes in economic conditions, an issuer's financial condition, and increases in interest rates may negatively affect the market for lower-rated debt securities, more than higher-rated debt securities. In addition, the secondary markets for lower-rated securities may be less liquid and less active than markets for higher-rated securities, which may limit the ability of the Fund to sell lower-rated securities at their expected value.

                  The ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See the Fund's Statement of Additional Information for a complete discussion of bond ratings.

                  INTEREST RATE risk refers to the possibility that the value of a Fund's investments will decline due to an increase in interest rates.

                ----------------------------------------------------------------
                  When interest rates go up, the value of a Fund's portfolio will likely decline because fixed income securities in the portfolio are paying a lower interest rate than what investors could obtain in the current market. When interest rates go down, the value of a Fund's portfolio will likely rise, because fixed income securities in the portfolio are paying a higher interest rate than newly issued fixed income securities.
                ----------------------------------------------------------------

         The amount of change in the value of a Fund's portfolio depends upon several factors, including the maturity date of the fixed income securities in the portfolio. In general, the price of fixed income securities with longer maturities are more sensitive to interest rate changes than the price of fixed income securities with shorter maturities.

                  FOREIGN INVESTMENT RISK. Securities of foreign issuers may be subject to greater fluctuations in price than domestic securities. The price of foreign securities are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in emerging or developing countries, could cause rapid and extreme changes in the value of the International Bond Fund's assets. Each of the High Yield Fund and the Fixed Income Securities Fund may invest up to 10% of its assets in securities of foreign issuers. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where the International Bond Fund, and to a lesser extent the High Yield Fund and the Fixed Income Securities Fund, invest are not as politically or economically developed as the United States. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Funds.

                  In addition, additional costs may be incurred in connection with the Funds' foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

                  CURRENCY RISK and EXCHANGE RATE RISK refer to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. To the extent any of the Funds hold non-dollar denominated securities, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency trends are unpredictable.

                  PREPAYMENT RISK. Prepayment risk refers to the possibility that the mortgage securities and collateralized mortgage obligations held primarily by the Fixed Income Securities Fund may be adversely affected by changes in the prepayment rates on the underlying mortgages. Principal on individual mortgages underlying mortgage-backed securities and collateralized mortgage obligations can be prepaid at any time. Unscheduled or early payments on the underlying mortgages may shorten the securities's effective maturities and reduce their growth potential. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and, accordingly, expose the Fund to a lower rate of return upon reinvestment.

                  NON-DIVERSIFIED RISK. Because the International Bond Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers. Accordingly, the Fund's investment returns may be more likely to be impacted by changes in the market value and returns of any one portfolio holding.

                  EMERGING MARKET RISK refers to the increased investment risk associated with a Funds' investments in issuers based in less developed and developing countries, which are sometimes referred to as emerging markets. The International Bond Fund, and to a much lesser extent the High Yield Fund and the Fixed Income Securities Fund, may invest in the securities of issuers located in emerging markets. Investments in these countries are subject to severe and abrupt price declines. Certain countries have experienced hyperinflation and devaluation of their currencies versus the U.S. dollar, which have adversely affected returns to U.S. investors. In addition, securities of issuers located in these markets may present credit, currency, liquidity, legal, political and other risks different from risks associated with investing in developed countries.

                  The Funds' investments can change over time and, accordingly, the Funds may become subject to additional principal and other risks. See "OTHER RISKS" in this section and the Funds' Statement of Additional Information for more information regarding the risks of investing in the Funds.

OTHER RISKS
-----------

         In addition to the risks stated in each Fund's "RISK/RETURN SUMMARY" and described in greater detail above under the section "SUMMARY OF PRINCIPAL RISKS", there are other risks of investing in the Funds, some of which are described below:

         Zero-Coupon Securities
         ----------------------

                  The High Yield Fund may invest in lower-rated debt securities structured as zero-coupon securities. A zero-coupon security does not pay periodic interest. Instead, the issuer sells the security at a substantial discount from its stated value at maturity. The interest equivalent received by the investor from holding this security to maturity is the difference between the stated maturity value and the purchase price. The Fund accrues taxable income on zero-coupon securities prior to the receipt of cash payments. The Fund intends to distribute substantially all of its income to its shareholders to qualify for pass through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

         Liquidity Risk
         --------------

                  The International Bond Fund may purchase debt securities which can become difficult to sell for a variety of reasons, such as lack of an active trading market. Foreign securities and derivatives purchased by the International Bond Fund, and in particular bonds of issuers based in emerging or developing countries, are especially exposed to liquidity risk. Because some of these debt securities in developing countries do not trade frequently, when they do trade, their price may be substantially higher or lower than had been expected.

         Derivative Risk
         ---------------

                  The International Bond Fund and the Fixed Income Securities Fund, and to a lesser extent the High Yield Fund, may invest their assets in derivative instruments. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. To the extent the Funds use these instruments, they may be exposed to additional volatility and potential losses. The Adviser must use different skills and abilities to manage the increased risks associated with investments in derivative securities. A description of various risks associated with particular derivative instruments is included in "INVESTMENT OBJECTIVES, POLICIES AND RISKS" in the Statement of Additional Information.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

         You can find additional information on the Funds' structure and their performance in the following documents:

         o Annual/Semiannual Reports. While the Prospectus describes the Funds' potential investments, these reports detail the Funds' actual investments as of the report date. Reports include a discussion by the Funds' management of recent market conditions, economic trends, and strategies that significantly affected the Funds' performance during the reporting period.

         o Statement of Additional Information ("SAI"). A supplement to the Prospectus, the SAI contains further information about the Funds and their investment restrictions, risks and polices. It also includes the most recent annual report and the independent accountant's report.

         A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

         A copy of the SAI and the current annual report is attached to this Prospectus. To obtain additional copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Funds, you may contact:

                              CMC Fund Trust
                              1300 S.W. Sixth Avenue
                              Portland, Oregon  97201
                              Telephone:  1-800-547-1037

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Funds are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.





SEC file number:  811-5857

================================================================================

                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                           CMC INTERNATIONAL BOND FUND
                          Portfolios of CMC Fund Trust

================================================================================


                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

         This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and three portfolios of the Trust, CMC Fixed Income Securities Fund, CMC High Yield Fund and CMC International Bond Fund (each a "Fund" and together the "Funds").


         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 21, 2000 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.


                                TABLE OF CONTENTS


Description Of The Funds......................................................2
   Investment Objectives, Policies And Risks..................................2
   Investment Restrictions...................................................30
Management...................................................................34
Investment Advisory And Other Fees Paid To Affiliates........................37
Portfolio Transactions.......................................................39
Capital Stock And Other Securities...........................................40
Purchase, Redemption And Pricing Of Shares...................................41
   Purchases.................................................................41
   Redemptions...............................................................42
   Pricing Of Shares.........................................................42
Custodians...................................................................43
Independent Accountants......................................................44
Taxes........................................................................44
Yield And Performance........................................................48
Financial Statements.........................................................50


                                December 21, 2000

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

          The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are seven portfolios established under the Trust: the Funds, CMC Short Term Bond Fund, CMC Small Cap Fund, CMC Small/Mid Cap Fund, and CMC International Stock Fund. With the exception of the International Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, those Funds will not invest more than 5% of their assets in the securities of any single issuer. The International Bond Fund is non-diversified, which means that the Fund may invest a greater percentage of its assets in the securities of a single issuer (such as bonds issued by a single foreign government or corporate issuer) than the other funds in the Trust. Because the International Bond Fund may invest in a relatively small number of issuers, it will be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. The investment adviser for the Funds is Columbia Management Co. (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further discussion regarding the Adviser.


INVESTMENT OBJECTIVES, POLICIES AND RISKS
-----------------------------------------

         The investment objectives and principal investment strategies and policies of the Funds are described in the Prospectus. None of the Fund's objectives may be changed without a vote of its outstanding voting securities. There is no assurance that the Funds will achieve their investment objectives. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. To determine whether a Fund purchases such securities or engages in such practices, and to what extent, see the chart on page 29 of this Statement of Additional Information.

Corporate Debt Securities
-------------------------

         The Funds' investments in U.S. dollar or foreign currency-denominated corporate debt securities of U.S. and foreign issues are limited to corporate debt securities rated B or higher by Moody's and S&P, or, if unrated, are in the Adviser's opinion comparable in quality, although both the International Bond Fund and the High Yield Fund may each invest up to 10% of its assets in corporate debt securities noted Caa by Moody's or CCC by S&P. These include corporate bonds, debentures, notes, convertible securities and other similar corporate debt instruments. The following is a description of the bond ratings used by Moody's and S&P. Subsequent to its purchase by the Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of bonds from a Fund's portfolio, but the Adviser will consider that event in its determination of whether a Fund should continue to hold such security in its portfolio.

         Bond Ratings. Moody's -- The following is a description of Moody's bond ratings:

         Aaa - Best quality; smallest degree of investment risk.

         Aa - High quality by all standards; Aa and Aaa are known as high-grade bonds.

         A - Many favorable investment attributes; considered upper medium-grade obligations.

         Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

         Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

         B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

         S&P -- The following is a description of S&P's bond ratings:

         AAA - Highest rating; extremely strong capacity to pay principal and interest.

         AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

         A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

         Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

         BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

         B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

High Yield Securities ("Junk Bonds")
------------------------------------

         Investment in securities rated below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&P) are described as "speculative" by both Moody's and S&P ("high yield securities" or "junk bonds"). Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of high quality debt securities. The High Yield Fund and International Bond Fund may invest up to 10% of its assets in corporate debt securities rated Caa by Moody's or CCC by S&P. In no event, however, may either Fund invest in corporate debt securities rated lower than Caa or CCC.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Adviser seeks to minimize the risks of investing in high yield securities through diversification, in-depth credit analysis and attention to current developments and trends in both the economy and financial markets.

         The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Adviser deems it in the best interest of shareholders.

Convertible Securities
----------------------

         A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

         The convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Foreign Securities
------------------

         The International Bond Fund will invest in obligations of foreign governments or their subdivisions, agencies, and instrumentalities and in debt securities of foreign corporate issuers. The International Bond Fund may also invest in debt securities issued by supranational organizations such as the World Bank, the European Investment Bank, and the Asian Development Bank. The High Yield Fund and the Fixed Income Securities Fund may invest up to 10% of their assets in foreign securities, however the High Yield Fund may not invest in securities issued by a foreign government. Any of these securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

         Investing in foreign securities involve certain risks such as:

         o     interest rate risk
         o     credit risk
         o     exchange rate risk
         o     currency fluctuations
         o political, economic and social instability in the country of the issuer, such as expropriation of assets or nationalization of industries.

         As a result, securities held by a Fund may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. The prices of foreign securities denominated in foreign currency are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in developing or less developed countries (which are sometimes referred to as emerging markets), could cause rapid and extreme changes in the value of a Fund's assets. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where a Fund invests are not as politically or economically developed as the U.S. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Funds.

         In addition, a portion of a Fund's investments may be held in the foreign currency of the country where the investment is made. These securities are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency trends are unpredictable.

         Another risk of investing in foreign securities is that additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

         Securities traded in countries with emerging securities market may be subject to risks in addition to the risks typically posed by global investing due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and political and economic instability. Investments in these countries are subject to severe and abrupt price declines. Certain countries have experienced hyperinflation and devaluation of their currencies versus the U.S. dollar, which have adversely affected returns to U.S. investors. In addition, securities of issuers located in these markets may present credit, currency, liquidity, legal, political and other risks different from risks associated with investing in developed countries.

         The Funds may also invest in mortgage-backed securities issued or guaranteed by foreign government entities, and Brady Bonds, which are long-term bonds issued by government entities in developing countries as part of a restructuring of their commercial loans. A Brady bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady bonds may be collateralized or uncollateralized and issued in various currencies (usually in the U.S. dollar, however). They are often fully collateralized as to principal in U.S.

Treasury zero coupon bonds. Even with this collateralization feature, however, Brady bonds are often considered speculative, below investment-grade investments because the timely payment of interest is the responsibility of the issuing party (the foreign country or entity), and the value of the bonds can fluctuate significantly based on the issuer's ability or perceived ability to make these payments. Brady bonds may be structured with floating rate or low fixed-rate coupons.

         Brady bonds have been issued only recently, and accordingly do not have a long payment history. Brady bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady bonds. There can be no assurance that Brady bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

         Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         The International Bond Fund's investments, and to a lesser extent the investments of the High Yield Fund and Fixed Income Securities Fund, in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of a Fund's income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Bank Obligations
----------------

         Bank obligations in which each of the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. The Funds will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

         Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper
----------------

         Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

         Commercial Paper Ratings. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's respectively.

         Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Foreign Currency Transactions
-----------------------------

         A Fund may engage in foreign currency transactions either on a spot
(cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A Fund may engage in these transactions to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of foreign securities. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the portfolio from adverse currency movements, based on the Adviser's outlook, and a Fund might be expected to enter into such contracts in the following circumstances:

         Lock In. When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

         Cross Hedge. If a currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of that Fund's portfolio holdings denominated in the currency sold.

         Direct Hedge. If the Adviser wants to eliminate substantially all of the risk of owning a particular currency, or if the Adviser believes the portfolio may benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the bond.

         Proxy Hedge. The Adviser might choose to use a proxy hedge, which is less costly than a direct hedge. In this case, a Fund, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of bonds denominated in the currency of the original holding. The type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and because the relationships can be very unstable at times.

         Forward contracts involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency moves may not occur exactly as the Adviser expected, so use of forward contracts could adversely affect a Fund's total return.

         Costs of Hedging. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if a Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

         Hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead these costs will, over time, be reflected in a Fund's net asset value per share.

         Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the "Code"). These provisions could result in an increase or decrease in the amount of taxable dividends paid by a Fund and could affect whether dividends paid by that Fund are classified as capital gains or ordinary income.

U.S. Government Securities
--------------------------

         Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

         Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

         Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities
---------------------------------------------------------------

         The Funds may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Funds to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund's shares.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.


         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.


         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/services and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")
--------------------------------------------

         The Funds may invest in CMOs, which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments is first returned to investors holding the shortest maturity class.

Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

         In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by that Fund.

Other Mortgage-Backed Securities
--------------------------------

         The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities
-----------------------------

         The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. None of the Funds will pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities
------------------------------------

         Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by a Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by that Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Participations and Assignments
-----------------------------------

         Each Fund may purchase participations in loans to corporations or governments, including governments of less-developed countries. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower or government, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service such as Moody's or S&P.

         A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments in such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated.

         Loan participations and assignments may not be readily marketable and may be subject to restrictions on resale. Investments in loans through direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. If a loan is foreclosed, for example, the Fund could be come part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Lending of Portfolio Securities
-------------------------------

         Each Fund may lend securities to a broker-dealer or institutional investor for the investor's use in connection with short sales, arbitrage, or other securities transactions. Lending of a Fund's portfolio securities will be made (if at all) in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it. The principal risk of a transaction involving the lending of portfolio securities is the potential insolvency of the broker-dealer or, other borrower.

         Management of the Funds understands that it is the view of the Staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) a Fund must be able to terminate the loan, after notice, at any time; (4) a Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Derivative Instruments
----------------------

         In pursuing its investment objective each Fund may purchase and sell (write) both put options and call options on securities and securities indexes, and the International Bond Fund and the Fixed Income Securities Fund may enter into interest rate, and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of its overall investment strategies. In addition, the International Bond Fund, and to a lesser extent the Fixed Income Securities Fund may also purchase and sell foreign currency futures contracts and related options. The Funds may purchase and sell such foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The International Bond Fund and Fixed Income Securities Fund also may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, future contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Trustees determine that their use is consistent with the Fund's investment objective and does not violate a Fund's investment restrictions.

         The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

         A Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

         Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

         An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

         A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets, in an amount equal to the contract value of the index, determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A call option is also covered if the Fund holds a call on the same security or index as the call written in which the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets that are determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees and that are equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written in which the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees.

         If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Before the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

         A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. Before exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options when the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, when a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without being exercised. As the writer of a covered call option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

         Foreign Currency Options. A Fund may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

         Futures Contracts and Options on Futures Contracts. The International Bond Fund and the Fixed Income Securities Fund may invest in interest rate futures contracts and options thereon, and may also invest in foreign currency futures contracts and options thereon.

         An interest rate, foreign currency, or index futures contract provides for the future sale by one party and the future purchase by another party of a specified quantity of a financial instrument, foreign currency, or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including the S&P 500, the S&P Midcap 400, the Nikkei 225, the NYSE composite, U.S. Treasury notes, GNMA Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the French franc, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

         A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity operator," the Funds intend generally to limit their use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations, and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

         When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in the value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions.

         A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options when the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

         Limitations on Use of Futures and Futures Options. In general, the International Bond Fund and the Fixed Income Securities Fund intend to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5 percent of that Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

         When purchasing a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees, that when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by a Fund.

         When selling a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets that are determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees and that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based) or by holding a call option permitting that Fund to purchase the same futures contract at a price no higher than the price of the contract written by that Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

         When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees and that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting a Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by that Fund.

         When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets that are determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees and that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by that Fund.

         To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus the use of a longer term security may require a Fund to hold offsetting short-term securities to balance that Fund's portfolio such that the Fund's duration does not exceed the maximum permitted in the Fund's Prospectus.

         The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options, or forward contracts. See "Taxes."

         Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures contracts on U.S. government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. government securities reacted. Thus the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets.  The  spread  also may be  distorted  by  differences  in  initial  and variation margin requirements, the liquidity of such markets, and the participation of speculators in such markets.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, and Forward Currency Exchange Contracts and Options Thereon. Many options on securities, futures contracts, options on futures contracts, and options on currencies purchased or sold by a Fund will be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

When-Issued, Delayed Delivery and Forward Commitment Transactions
-----------------------------------------------------------------

         Each of the Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When-issued, delayed delivery or forward commitment transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. When such purchases are outstanding, a Fund will segregate cash or other liquid assets, determined in accordance with procedures established by the Board of Trustees, in an amount equal to or greater than the purchase price. The securities so purchased are subject to market fluctuation and at the time of delivery of the securities the value may be more or less than the purchase price. Generally, no income or interest accrues on the securities a Fund has committed to purchase prior to the time delivery of the securities is made. A Fund may earn income, however, on securities it has segregated. Subject to the segregation requirement, a Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis without limit. A Fund's net asset value may be subject to increased volatility if the Fund commits a large percentage of its assets to the purchase of securities on this basis.

Repurchase Agreements
---------------------

          A Fund may invest in repurchase agreements, which are agreements by which a Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by a Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, a Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, a Fund may incur costs and delays in realizing upon the collateral. A Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Adviser. There is no limit on the portion of a Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities
-------------------

         No illiquid securities will be acquired by a Fund if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

         Each of the Funds may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus not subject to the Funds' 10 percent limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, a Fund's adviser determines the liquidity of Rule 144A securities and, through reports from the adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the adviser will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, a Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Dollar Roll Transactions
------------------------

         A Fund may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

         A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions.

         Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, that Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging the Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

         The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty might be restricted. Additionally, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security.

Borrowing
---------

         A Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940 ("1940 Act") require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The High Yield Fund's borrowings, however, may not exceed 5% of its gross assets at any time. As previously noted, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Short Sales
-----------

         Except for the High Yield Fund, a Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

         When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Adviser in accordance with procedures established by the Board of Trustees. None of the Funds intends to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of a Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Investments in Small and Unseasoned Companies
---------------------------------------------

         Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Zero Coupon and Pay-in-Kind Securities
--------------------------------------

         A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. A Fund accrues income on these securities prior to the receipt of cash payments. The Funds intend to distribute substantially all of their income to their shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Duration and Portfolio Turnover
-------------------------------

         A Fund's average portfolio duration will vary based on the Adviser's forecast for interest rates. Under normal market conditions, the average portfolio duration for the International Bond Fund is not expected to exceed seven years. There are no limitations on the average portfolio duration for the High Yield Fund or the Fixed Income Securities Fund. Securities will be selected on the basis of the Adviser's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average portfolio duration of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired duration range. This may result in a greater level of realized capital gains and losses than if a Fund held all securities to maturity.

         A change in the securities held by a Fund is known as "portfolio turnover." The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the securities owned by a Fund during the particular fiscal year. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, such as brokerage commissions or dealer mark-ups and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains.

         Chart of Securities and Investment Practices

         Set forth below is a chart detailing the specific securities and investment practices for each of the Funds. Each of these practices is discussed in detail in the sections of this Statement of Additional Information preceding this chart.

  ---------------------------------------------------------------------------------------------------------------
                  Securities and Investment Practices 1
  ---------------------------------------------------------------------------------------------------------------
                                                              CMC FISF           CMC HYF            CMC IBF
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Investment Grade Securities                                    +                  O                  +
  ------------------------------------------------------- ----------------- ------------------- -----------------
  High Yield Securities                                          NF                 +                  +
  ------------------------------------------------------- ----------------- ------------------- -----------------
  U.S. Government Securities                                     +                  *                  *
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Foreign Government Securities                                  O                  X                  +
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Domestic Bank Obligations                                      *                  *                  *
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Commercial Paper                                               *                  *                  *
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Mortgage Backed Securities                                     +                  O                  O
  ------------------------------------------------------- ----------------- ------------------- -----------------
  CMOs                                                           +                  O                  O
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Asset Backed Securities                                        +                  O                  O
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Floating or Variable Rate                                      +                  O                  O
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Loan Transactions                                              O                  O                  O
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Options                                                        +                  +                  +
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Financial Futures                                              +                  X                  +
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Foreign Fixed Income Securities                                O                  O                  +
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Currency Contracts
  ------------------------------------------------------- ----------------- ------------------- -----------------
    Hedging                                                      O                  O                  +
  ------------------------------------------------------- ----------------- ------------------- -----------------
    Speculation                                                  O                  O                  NF
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Repurchase Agreements                                          *                  *                  *
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Restricted/Illiquid (excluding 144A from definition          O, 10%             O, 10%             O, 10%
  of illiquid)
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Convertible Securities                                         O                  O                  O
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Unseasoned/less than three years operating history             O                  O                  O
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Dollar Roll Transactions                                       O                  O                  O
  ------------------------------------------------------- ----------------- ------------------- -----------------
  When-Issued Securities                                         O                  O                  O
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Zero Coupon/Pay in Kind                                        O                  O                  O
  ------------------------------------------------------- ----------------- ------------------- -----------------
  Borrowing                                                      *                  *                  *
  ------------------------------------------------------- ----------------- ------------------- -----------------

  + Permitted - Part of principal investment strategy
  X Fundamental policy/not permitted
  O Permitted - Not a principal investment strategy
  * Temporary Investment or cash management purposes
  % Percentage of total or net assets that fund may invest
  NF Non-Fundamental policy - will not engage in

  1 Notwithstanding the securities and investment practices set forth herein, the International Bond Fund will invest
  100% of its assets in dollar denominated Fixed Income Instruments (as described in the Prospectus), 80% of which will be issued by foreign governments or their subdivisions, agencies, or instrumentalities. The Fund will not deviate from this policy unless such a change is approved by a majority of the trustees of the Fund and shareholders of the Fund receive 30 days' prior written notice.

INVESTMENT RESTRICTIONS
-----------------------

         The following is a list of investment restrictions applicable to the Funds. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will a Fund's investment in illiquid securities exceed 15 percent of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the applicable Fund.

The Fixed Income Securities Fund may not:

         1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

         2. Concentrate more than 25 percent of the value of its total assets in any one industry (the SEC takes the position that investments in government securities of a single foreign country represent investments in a separate industry for these purposes).

         3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

         5. Purchase illiquid securities if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of such illiquid securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5 percent of any class of securities of the issuer.

         7. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act.

         8. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

         9. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

         10. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

         11. Invest in companies to exercise control or management.

         12. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

         13. Engage in short sales, except as permitted in this Statement of Additional Information.

The High Yield Fund may not:

         1. Buy or sell commodities or commodity futures contracts.

         2. Concentrate investments in any industry. However, it may invest up to 25 percent of the value of its total assets in any one industry and more than 25 percent of the value of its total assets in cash, cash equivalents, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20 percent of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the adviser determines that such action is desirable for investment reasons. The Trustees will periodically review these decisions of the adviser.

         3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

         5. Purchase illiquid securities, if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10 percent of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5 percent of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75 percent of the assets of the Fund.

         8. Purchase or retain securities of an issuer if those officers or directors of the Fund or the Adviser who individually own more than 1/2 of 1 percent of the outstanding securities of that issuer together own more than 5 percent of such securities.

         9.  Purchase securities of other open-end investment companies.

         10. Issue senior securities, bonds, or debentures.

         11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the 1933 Act.

         12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

         13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

         14. Invest in companies to exercise control or management.

         15. Buy any securities or other property on margin, except for short-term credits necessary for clearing transactions and except that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

         16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10 percent of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.

         17. Invest directly in oil, gas, or other mineral development or exploration programs or leases; although, the Fund may own securities of companies engaged in those businesses.

The International Bond Fund may not:

         1. Buy or sell commodities or commodities contracts or oil, gas or mineral programs, except that the Fund may purchase, sell or enter into financial futures contracts and options on future contracts, foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

         2. Concentrate more than 25 percent of the value of its total assets in any one industry (the SEC takes the position that investments in government securities of a single foreign country represent investments in a separate industry for these purposes).

         3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3 percent of its total assets.

         5. Purchase illiquid securities if upon the purchase more than 10 percent of the value of the Fund's net assets would consist of such illiquid securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS HELD BY THE FUNDS" for a complete discussion of illiquid securities.

         6. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5 percent of any class of securities of the issuer.

         7. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act.

         8. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

         9. Borrow money, issue senior securities, or pledge, mortgage or hypothecate its assets, except that the Fund may (i) borrow from banks, but only if immediately after each borrowing there is asset coverage of 300 percent, (ii) enter into transactions in options futures, options on futures, and other derivative instruments as described in the Prospectus and this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis, collateral arrangements with respect to initial or variation margin deposit for futures contracts and commitments entered into under swap agreements or other derivative instruments, will not be deemed to be pledges of the Fund's assets), (iii) enter into reverse repurchase agreements, dollar roll transactions or economically similar transactions to the extent its commitment under such transaction is covered by the segregation of assets, and (iv) borrow money as a temporary measure for extraordinary or emergency purposes provided that such borrowings do not exceed 5 percent of the gross assets of the Fund valued at the lesser of cost or market value, and the Fund does not pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10 percent of the gross assets valued at cost of the Fund.

         10. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5 percent of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

         11. Invest in companies to exercise control or management.

         12. Buy any securities or other property on margin except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures or purchase or sell puts or calls, or confirmations thereof.

         13. Engage in short sales, except as permitted in the Fund's Statement of Additional Information.

--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------


          The Trust is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Strategic Value Fund, Inc. and Columbia Technology Fund, Inc. since October 2000; Columbia National Municipal Bond Fund, Inc. since January 1999; Columbia Small Cap Fund, Inc. since August 1996; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc., and Columbia Fixed Income Securities Fund, Inc.

J. JERRY INSKEEP, JR.,* Age 69, Chairman and Trustee of the Trust; Chairman and Director of each of the Columbia Funds; Consultant with Columbia Management Co. (the "Adviser"), the investment adviser of the Fund (since December 2000);
formerly  President  of the  Trust  and  each of the  Columbia  Funds;  formerly
Chairman and a Director of the Adviser, Columbia Funds Management Company ("CFMC"),

Columbia Trust Company (the "Trust Company"), the Fund's transfer agent; and formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

JAMES C. GEORGE, Age 68, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1966-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

PATRICK J. SIMPSON, Age 56, Trustee of the Trust (since April 2000) and Director of each of the Columbia Funds (since April 2000); attorney with Perkins Coie LLP. Mr. Simpson's business address is 1211 S.W. Fifth Avenue, Suite 1500, Portland, Oregon 97204.

RICHARD L. WOOLWORTH, Age 59, Trustee of the Trust and Director of each of the Columbia Funds; Chairman of Regence BlueCross BlueShield of Oregon. Mr. Woolworth's address is 200 S.W. Market Street, Portland, Oregon 97201.

JEFF B. CURTIS,* Age 47, President and Assistant Secretary of the Trust and each of the Columbia Funds (since April 2000); Chief Operating Officer (since July
2000) and Secretary (April 1993-October 1999), Director and President of Columbia Financial (since October 1999); President and Chief Operating Officer (since October 2000), Chairman (since March 2000), Director (since January
1999), Senior Vice President (January 1999-October 2000) and Secretary (April 1993-October 2000) of the Trust Company; President (since October 2000), Chief Operating Officer (since July 2000), Director (since December 1997) and Senior Vice President (January 1999-October 2000) of the Adviser and CFMC. Prior to his current officer positions, Mr. Curtis was Vice President and General Counsel of the Adviser, CFMC, the Trust Company and Columbia Financial (from April 1993 to December 1998). Mr. Curtis's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

THOMAS L. THOMSEN,* Age 56, Vice President of the Trust and each of the Columbia Funds (since April 2000); Chief Executive Officer (since October 2000), President (December 1997-October 2000), Chief Investment Officer (since December
1997) and Director (since 1980) of the Trust Company; Chairman (since October
2000), Director (since 1989), President (December 1997-October 2000), Chief Investment Officer (since December 1997) of the Adviser; Chief Executive Officer and Chairman (since October 2000) Director (since 1982), Chief Investment Officer (since December 1997) and President (December 1997-October 2000) of CFMC. Prior to his current officer positions, Mr. Thomsen was Vice President of the Adviser, CFMC and the Trust Company. Mr. Thomsen's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.


MYRON G. CHILD,* Age 60, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December
1997); Vice President of the Adviser and CFMC (since December 1997). Prior to becoming Vice President to the Adviser and CFMC, Mr. Child was Corporate Controller (from March 1981 to November 1997). Mr. Child's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

KATHLEEN M. GRIFFIN,* Age 41, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of Columbia Financial (since December 1997). Prior to becoming a Vice President of Columbia Financial, Ms. Griffin was Manager of Shareholder Communications (from January 1995 to November 1997). Ms. Griffin's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

JEFFREY L. LUNZER,* Age 39, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since April
2000), the Adviser and CFMC (since January 1999). Prior to becoming a Vice President of the Trust Company, Adviser and CFMC, Mr. Lunzer was the Funds' Controller (from December 1998 to December 1999). Prior to joining the Adviser and CFMC, Mr. Lunzer was Vice President and Accounting Manager for WM Shareholder Services, Inc., a subsidiary of Washington Mutual Bank (from 1984 to November 1998), and Treasurer and Fund Officer of WM Group of Funds, a mutual fund company (from 1988 to November 1998). Mr. Lunzer's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

SUSAN J. WOODWORTH,* Age 48, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December 1997). Prior to becoming Vice President of the Trust Company, Ms. Woodworth was Manager of Mutual Fund Operations (from July 1980 to November
1997). Ms. Woodworth's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.


MARK A. WENTZIEN,* Age 40, Secretary of the Trust and each of the Columbia Funds (since April 2000); Director, Vice President, Compliance Officer and Secretary of Columbia Financial (since January 1999); Secretary (since October 2000); Associate Counsel of the Trust Company (since January 1999); Vice President-Legal of the Adviser and CFMC (since July 1999), and Associate Counsel (from April 1997 to June 1999). Prior to joining the Adviser and CFMC, Mr. Wentzien was an attorney with the law firm of Davis Wright Tremaine LLP (from September 1985 to April 1997). Mr. Wentzien's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

         *These individuals are "interested persons" as defined by the Investment Company Act of 1940 (the "1940 Act") and receive no fees or salaries from the Trust or the Funds.

         The following table sets forth the compensation received by the disinterested trustees of the Trust for the fiscal year ended October 31, 2000.



                                                     Total Compensation from the
Trustee                  Compensation From Trust     Trust and Columbia Funds
-------                  -----------------------     ---------------------------
Richard L.  Woolworth              $9,000                        $33,000
Thomas R. Mackenzie*               $4,500                        $16,000
James C. George                    $9,000                        $32,000
Patrick J. Simpson**               $4,500                        $16,000

* Mr. Mackenzie retired as a trustee of the Trust in April 2000.
**Mr. Simpson was elected as Trustee of the Trust to fill the vacancy created by the retirement of Mr. Mackenzie.

         At November 30, 2000 to the knowledge of the Trust, the following persons owned of record or beneficially more than 5 percent of the outstanding shares of the Funds:

                                                     Shares Beneficially Owned
Name and Address                                        At November 30, 2000
----------------

                                                    ----------------------------

HIGH YIELD FUND


Carpenters Pension Trust Fund                           4,974,545      (12.90%)
For Southern California
So. Calif.-Nevada Regional Council of Carpenters
520 South Virgil Avenue
Los Angeles, CA  90020

Boilermaker-Blacksmith National                         2,983,019       (7.74%)
Pension Fund
754 Minnesota Avenue, Suite 522
Kansas City, KS 66101


FIXED INCOME SECURITIES FUND

The Sherwood Trust                                      554,883        (51.16%)
7 West Main
Walla Walla, WA  99362

Teamsters Local #142 Pension Fund                       270,985         (25.00%)
1300 Clark Road
Gary, IN  46404

Thomas R. Mackenzie                                     134,232        (12.38%)
P.O. Box 69039
Portland, OR
97201

Linus J. Niedermeyer, Sr.                                63,173         (5.80%)
5911 S.W. Virginia Avenue
Portland, OR 97201



         As defined by SEC rules and regulations, The Sherwood Trust and the Teamsters Local #142 Pension Fund are "control persons" of the Fund, since they each own over 25% of the voting securities of the Fund. The fact that they each own over 25% of the Fund's voting securities means each may be able to impact the outcome of any matter in which shareholders are asked to vote. In fact, The Sherwood Trust holds enough of the Fund's voting securities to actually control the outcome of any matter presented to the shareholders for a vote.

--------------------------------------------------------------------------------

              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

         The investment adviser to each of the Funds is Columbia Management Co. (the "Adviser"). The Adviser has entered into an investment contract with each Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Funds' assets to invest.

         The Adviser and the Trust Company are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

         The Adviser provides office space and pays all executive salaries and executive expenses of each Fund. Each Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.


         For its services provided to each of the Funds, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fixed Income Fund equals the annual rate of 0.35 of 1 percent of its daily net assets, and the advisory fee for the High Yield Fund and International Bond Fund equals the annual rate of 0.40 of 1 percent of its daily net assets. The International Bond Fund has not commenced operations yet and therefore has not paid any advisory fees. Advisory fees paid by the Fixed Income Securities Fund to the Advisor were $4,796 for the period from September 1, 2000 (inception) through October 31, 2000. The Adviser has agreed to reimburse the Fixed Income Securities Fund to the extent Total Fund Operating Expenses exceed 0.40%. If the Adviser had not agreed to reimburse the Fund for such expenses, Total Fund Operating Expenses for the Fund would have been 0.57%. Advisory fees paid by the High Yield Fund to the Adviser were $1,255,523, $1,140,751, and $ 853,566 for fiscal years 2000, 1999, and 1998, respectively.

         The Trust Company acts as transfer agent and dividend crediting agent for the Funds. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Funds, if requested, and records and disburses dividends for the Funds. The Trust pays the Trust Company on behalf of each fund a per account fee of $1 per month for each shareholder account with a Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $3,000 to the Trust Company for services performed for the period September 1, 2000 (inception) through October 31, 2000 under the transfer agent agreement relating to the Fixed Income Securities Fund. The Trust paid $18,000 to the Trust Company for services performed for the fiscal year 2000 under the transfer agent agreement relating to the High Yield Fund. The International Bond Fund has not commenced operations yet and therefore the Trust has not paid the Trust Company for services.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         The Funds will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or a Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

         There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such brokerage commissions vary among different brokers, and a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

         Prompt execution of orders at the most favorable price will be the primary consideration of a Fund in transactions where fees or commissions are involved. Additional factors considered in the process of selecting a broker-dealer to execute a transaction include: (i) professional capability of the executing broker-dealer and the value and quality of the services provided by the broker-dealer; (ii) size and type of the transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security purchased or sold; (v) the broker-dealer's execution efficiency and settlement capability; (vi) the executing broker-dealer's stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts.

         Allocation of transactions to obtain research services for the Adviser enables the Adviser to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Adviser by a Fund would not be reduced as a result of the receipt of such information and services by the Fund. The receipt of research services from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to a Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to a Fund. As permitted by
Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of undisclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         The Adviser may use research services provided by, and place agency transactions with, affiliated broker-dealers if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, a Fund may purchase securities from an underwriting syndicate in which an affiliate of the Adviser is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate, primarily Robertson Stephens is a member, the trade will be accomplished in accordance with the rules and regulations of the Investment Company Act of 1940.

         Investment decisions for a Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliate, Columbia Funds Management Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous or closely timed transactions in the same security are likely when several funds or accounts are managed by the same investment adviser and its affiliates, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Adviser may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of these transactions, allocations among the Fund, other portfolios of the Trust and other accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

         Both the Trust and the Adviser have adopted a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Code does not prohibit employees from purchasing securities that may be held or purchased by a Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients, or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that trades of access persons be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U.S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.


         The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.

--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

          The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Funds, CMC Small Cap Fund, CMC International Stock Fund, CMC Small/Mid Cap Fund, and CMC Short Term Bond Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including each Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of each Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of each Fund do not have cumulative voting rights, which means that the holders of more than 50 percent of the shares of each Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67 percent or more of the shares present or represented by proxy at the meeting, if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (ii) more than 50 percent of the outstanding shares, whichever is less.

--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES
---------

         Investments in each Fund are made directly by institutional buyers or by the Adviser in its role as discretionary investment adviser for a portion of the shareholder's assets. However, with respect to assets of an investment advisory client of the Adviser invested in a Fund, that client will pay no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

         If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U.S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as a Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of a Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U.S. Department of Labor in the Exemption.

         The second, independent fiduciary that must approve investments in a Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

         The transfer agent for the Funds may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------

         Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The New York Stock Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

         Each Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash (up to the lesser of $250,000 or 1 percent of the net asset value of the Fund). A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------

         The net asset value per share of each Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

         Each Fund's portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the average between representative bid and asked quotations obtained from a third party pricing service or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value.

         Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the price is not available on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund's NAV calculation. In the case of such foreign security, if an event that is likely to materially affect the value of a portfolio security occurs between the time the foreign price is determined and the time a Fund's NAV is calculated, it may be necessary to revalue the security in light of that event. Such a determination would be made by the Fund's valuation committee using procedures approved by the Board of Trustees.

         Certain fixed income securities for which daily market quotations are not readily available, or for which the Adviser believes accurate quotations have not been received from the pricing service, may be valued by the Adviser, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------

         U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust (a "Custodian"). The Chase Manhattan Bank ("Chase" or a "Custodian"), 3 Chase Metrotech Center, Brooklyn, New York 11245, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by each of the Funds. The Custodians hold all securities and cash of the Funds, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Funds, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

         Portfolio securities purchased outside the United States by the Funds are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Chase (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Funds has been approved by the Trustees of the Trust or a delegate of the Trustees in accordance with regulations under the 1940 Act.

--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------

         Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Code. Each Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, a Fund must, among other things:

         (a) derive at least 90 percent of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90 Percent Test"); and

         (b) diversify its holdings so that at the end of each quarter (i) 50 percent or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5 percent of the value of the assets of the Fund and 10 percent of the outstanding voting securities of such issuer, and (ii) not more than 25 percent of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to the Funds during a taxable year only if it meets certain additional requirements. Among other things, a Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90 percent of its investment company taxable income (computed without any deduction for dividends paid) and 90 percent of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

          The Trust currently has seven portfolios, including the Funds. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each fund as a separate corporation (provided that each fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to each Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

         If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         Shareholders of each Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions from a Fund are unlikely to qualify for the dividends-received deduction for corporate shareholders because the income of the Fund consists largely or entirely of interest rather than dividends. Distributions of any excess of net long-term capital gain over net short-term capital loss from a Fund are ineligible for the dividends-received deduction.

         The International Bond Fund will invest at least 65 percent of its total assets in the securities of foreign corporations and foreign governmental issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. See "Foreign Income Taxes" in this section for more information.

         Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of a Fund less than six months from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year (October 31), each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

         If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         A special tax may apply to a Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98 percent of the ordinary income for the calendar year plus (b) 98 percent of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4 percent applies to the shortfall.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2 percent of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

         Futures Contracts, Options and Foreign Currency Transactions. For purposes of the 90 Percent Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

         Some of the options, futures contracts, forward contracts and swap agreements used by the Funds may be "Section 1256 contracts." Any gain or loss on Section 1256 contracts generally is treated as long-term capital gain or loss to the extent of 60 percent of such gain or loss, and short-term capital gain or loss to the extent of 40 percent of such gain or loss. (Special rules in Section 988 of the Code may require certain foreign currency gain or loss from such contracts to be treated as ordinary gain or loss.) Also, Section 1256 contracts held by a Fund at the end of each taxable year generally are "marked to market," so that a Fund may be required to recognize income with respect to unrealized gain or loss.

         Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may be considered "straddles." Section 1092 of the Code defines a "straddle" as offsetting positions with respect to personal property. A Fund holds offsetting positions generally if there is a substantial diminution of the Fund's risk of loss from holding a position by reason of its holding one or more other positions. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the character of gain or loss realized by a Fund. In addition, loss realized by a Fund on positions that are part of a straddle may be deferred, rather than taken into account in the tax year when realized. A Fund may make one or more elections available under the Code with respect to straddles. An election may affect the amount, character or timing of the recognition of gain or loss from the affected straddle positions. For example, the mark-to-market requirement under Section 1256 does not apply to certain hedging transactions that a Fund identifies, or to certain straddles with respect to which the Fund makes an election.

         Foreign Income Taxes. The International Bond Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce the International Bond Fund's distributed income. The Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign securities. The Fund does not expect to pass through to its shareholders any foreign income taxes paid.

         The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The International Bond Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

         U.S. Foreign Tax Credits or Deductions for Shareholders of the Fund.
Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50 percent of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain holding period requirements. The International Bond Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Bond Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Bond Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so.

         If the International Bond Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the qualifying income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax adviser.

         No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

         Each year, the International Bond Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

         Investment in Passive Foreign Investment Companies. If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the application of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes and interest charges on the Fund. It is anticipated that any taxes on the Fund with respect to investments in PFICs would be insignificant.

State Income Taxes
------------------

         The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------

         The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of an investment in any of the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in any of the Funds are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.

--------------------------------------------------------------------------------
                              YIELD AND PERFORMANCE
--------------------------------------------------------------------------------

         The Trust may from time to time advertise or quote current yield and total return performance for the Funds. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of a Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

         Current yield of a Fund is calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:
                                         6
                  Yield = 2 [(a-b/cd + 1)  -1]


         Where: a =   dividends and interest earned during the period.

                      b =   expenses accrued for the period.

                      c =   the average daily number of shares
                            outstanding during the period that were
                            entitled to receive dividends.

                      d = the maximum offering price per share on the last day of the period.


         Each Fund uses generally accepted accounting principles in determining its income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid. The current yield of the High Yield Fund for the 30-day period ended October 31, 2000 was 9.64%. The current yield of the Fixed Income Securities Fund for the 30-day period ended October 31, 2000 was 6.61%.


         The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                            n
                      P(1+T)  =  ERV

         Where: P =   a hypothetical initial payment of $1000

                      T     =    average annual total return

                      n     =    number of years

                      ERV  =     ending redeemable value of a
                                 hypothetical $1000 payment made at
                                 the beginning of the 1, 5, and
                                 10-year periods (or a fraction
                                 portion thereof)


          Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value. If the Trust's registration statement under the 1940 Act with respect to a Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 2000 the average annual return for the High Yield Fund for the 1-year and 5-year periods and since inception (July 6, 1994) was 6.01%, 7.61% and 8.80%, respectively. For the period September 1, 2000 (inception) through October 31, 2000 the total rate of return (not annualized) for the Fixed Income Securities Fund was 1.31%.


         The Funds may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's, Financial World, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Funds against all other funds over specified categories.

         The Funds may also compare its performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, and NASDAQ stock indices and the Lehman Brothers and Lipper Analytical bond indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.

         The Funds may also compare its performance to other income producing securities such as (i) money market funds; (ii) various bank products (based on average rates of banks and thrift institution certificates of deposit, money market deposit accounts, and NOW accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Funds other than their yields, some of which are summarized below.

         The yield of each of the Funds is not fixed and will fluctuate. The principal value of your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts and NOW accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         The financial statements for the High Yield Fund for the fiscal year ended October 31, 2000, and the Fixed Income Securities Fund for the period from inception September 1, 2000 through October 31, 2000, together with the
Report of Independent Accountants of PricewaterhouseCoopers LLP, are attached hereto and incorporated by reference into this Statement of Additional Information. There are no financial statements for the International Bond Fund as the fund is new and had not commenced performance as of October 31, 2000, the fiscal year end of the Fund.

                               CMC HIGH YIELD FUND
                            A Portfolio of CMC Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE


We are pleased to provide you with an investment review of the CMC High Yield Fund. For the fiscal year ended October 31, 2000, the Fund had a total return of 6.01%. In comparison, the Lehman Aggregate Bond Index had a total return of 7.30%, and the Merrill Lynch Intermediate BB Index reported a return of 1.53% for the same period.

         The high yield market began the fiscal year on a positive note as robust economic growth, low inflation and strong corporate profits continued to drive market gains. As evidence began to mount during the spring and summer that economic growth was slowing, lower quality corporate issues underperformed. As a result, the high yield market suffered this year compared to investment grade alternatives as investor interest turned to safer havens such as government bonds and stocks in the utility and healthcare sectors. During the year, the Fund's focus on higher quality, non-investment grade bonds benefited performance relative to the broader high yield market. In addition, the Fund's emphasis on issues in the energy, gaming, electric utilities and diversified media sectors and de-emphasis on the struggling telecommunications and retail sectors boosted returns.

Yields on high yield bonds are currently at historically high levels compared to Treasuries. This reflects expectations that slower economic growth will lead to slower growth in corporate profits and concerns that the Fed will not successfully engineer a soft landing. Nevertheless, at this time, high yield bonds appear to offer substantial return potential for investors with a longer time horizon and a higher risk tolerance. Looking ahead, our focus continues to be on companies that demonstrate the ability to maintain strong operating fundamentals in an environment of slower growth.

On October 31, 2000, the Fund had a duration of 3.91 years and a weighted average maturity of 6.0 years. The Fund's top ten holdings (as a percentage of net assets) as of October 31, 2000 were:

         USA Waste Services, Inc. (2.5%)
         Park Place Entertainment Corp. (2.4%)
         HCA - The Healthcare Co. (2.4%)
         Lear Corp. (2.3%)
         Precision Castparts Corp. (2.2%)
         Vintage Petroleum, Inc. (2.2%)
         American Axle & Manufacturing (2.2%)
         Harrahs Operating, Inc. (2.2%)
         International Game Technology (2.1%)
         Lamar Media Corp. (2.1%)

We appreciate your continued confidence in the CMC High Yield Fund.

The Columbia Investment Team

December 10, 2000

Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($9,000-$18,000) of CMC High Yield Fund, Merrill Lynch Intermediate BB Index and Lehman Aggregate Bond Index for the period 7/6/94 to 10/31/00 to $17,008, $15,946, and $15,757, respectively:

                             Average Annual Total Return
                             1 Year               5 Year      Since Inception
                             ------               ------      ---------------
CMC High Yield                6.01%               7.61%       8.80%
Merrill Lynch
  Intermediate BB Index       1.53%               6.57%       8.36%
Lehman Aggregate Bond         7.30%               6.33%       7.48%

Past performance does not guarantee future results. Performance for CMC High Yield Fund, Merrill Lynch Intermediate BB Index and the Lehman Aggregate Index begin with the Fund's inception date on 7/6/94. Total return performance is illustrated for the periods ended October 31, 2000. The Lehman Aggregate Bond Index represents average market-weighted performance of U.S. Treasury and aggregate securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year. The Merrill Lynch Intermediate BB Index is a market weighted index consisting of BB rated cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1-10 years.

--------------------------------------------------------------------------------
                                 CMC Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                        CMC FIXED INCOME SECURITIES FUND
                        --------------------------------
                                                                September 1
                                                                  through
                                                                October 31,
                                                                2000 (1)(2)
                                                              ---------------

Net asset value, beginning of period.................                 $ 10.00
                                                              ---------------

Income from investment operations:
     Net investment income ..........................                   0.11
     Net realized and unrealized gains (losses)
       on investments ...............................                   0.02
                                                              ---------------
          Total from investment operations...........                   0.13
                                                              ---------------

Less distributions:
     Dividends from net investment income............                  (0.11)
                                                              ---------------
          Total distributions........................                  (0.11)
                                                              ---------------

Net asset value, end of period.......................                $ 10.02
                                                              ===============


Total return.........................................                  1.31% (3)

Ratios/Supplemental data
Net assets, end of period (in thousands).............               $ 10,866
Ratio of net expenses to average net assets(4).......                   0.40%
Ratio of total expenses to average net assets (4)....                   1.46%
Ratio of net income to average net assets............                   6.57%
Portfolio turnover rate..............................                    103%

(1)  From inception of operations.
(2)  Ratios and portfolio turnover rates are annualized.
(3)  Not annualized.
(4) For the fiscal period ended October 31, 2000, the investment adviser has contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the Fund's advisory fee, exceed 0.40% of the Fund's average daily net assets.











                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                                 CMC Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                               CMC HIGH YIELD FUND
                               -------------------


                                                                           Year Ended October 31,
                                                 ---------------------------------------------------------------------------
                                                     2000           1999             1998           1997           1996
                                                 -------------  --------------   -------------  -------------- -------------

Net asset value, beginning of year .............       $ 8.54          $ 8.95          $ 9.21          $ 8.99        $ 9.06
                                                 -------------  --------------   -------------  -------------- -------------
Income from investment operations:
     Net investment income .....................         0.73            0.74            0.76            0.80          0.81
     Net realized and unrealized gains (losses)
       on investments ..........................        (0.24)          (0.41)          (0.21)           0.32          0.03
                                                 -------------  --------------   -------------  -------------- -------------
          Total from investment operations......         0.49            0.33            0.55            1.12          0.84
                                                 -------------  --------------   -------------  -------------- -------------

Less distributions:
      Dividends from net investment income......        (0.73)          (0.74)          (0.76)          (0.80)        (0.81)
      Distributions from net capital gains......            -           (0.00) *        (0.05)          (0.10)        (0.10)
                                                 -------------  --------------   -------------  -------------- -------------
          Total distributions...................        (0.73)          (0.74)          (0.81)          (0.90)        (0.91)
                                                 -------------  --------------   -------------  -------------- -------------

Net asset value, end of year....................       $ 8.30          $ 8.54          $ 8.95          $ 9.21        $ 8.99
                                                 =============  ==============   =============  ============== =============

Total return....................................        6.01%           3.75%           6.00%          12.90%         9.61%

Ratios/Supplemental data
Net assets, end of year (in thousands)..........    $ 319,985       $ 271,551       $ 263,912       $ 119,196      $ 69,614
Ratio of expenses to average net assets.........        0.43%           0.43%           0.45%           0.45%         0.50%
Ratio of net income to average net assets.......        8.70%           8.39%           8.28%           8.60%         8.90%
Portfolio turnover rate.........................          56%             62%             71%             69%           56%

* Amount represents less than $0.01 per share.

NOTE: Per share amounts have been adjusted to retroactively reflect a 4 for 1 share split effective September 1, 1999.









                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                      CMC FIXED INCOME SECURITIES FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2000

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------

U.S. GOVERNMENT SECURITIES (52.9%)
 U.S. TREASURY NOTES & BONDS (11.7%)
   U.S. TREASURY BONDS
      8.875% 08/15/2017 **                                     $   365,000             $ 474,044
      8.125% 08/15/2019 **                                         300,000               370,359
      6.25% 08/15/2023 **                                          245,000               252,427
   U.S. TREASURY INFLATION INDEX BOND
      3.375% 01/15/2007                                            179,852               175,130
                                                                                     -----------
                                                                                       1,271,960
                                                                                     -----------
 U.S. AGENCY BONDS (2.4%)
   FEDERAL HOME LOAN BANK
      6.875% 07/18/2002                                             50,000                50,336
   FEDERAL NATIONAL MORTGAGE ASSOCIATION
      6.000% 05/15/2008                                            215,000               206,501
                                                                                     -----------
                                                                                         256,837
                                                                                     -----------
 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) (15.2%)
      7.00% 01/15/2028 - 10/15/2030                                370,289               365,082
      7.50% 11/15/2029 - 10/15/2030                                328,011               329,344
      8.00% 12/15/2029 - 09/15/2030                                938,039               954,161
                                                                                     -----------
                                                                                       1,648,587
                                                                                     -----------
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (1.9%)
      8.00% 07/01/2030                                             199,514               202,383
                                                                                     -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (14.2%)
      6.50% 07/01/2029 - 09/01/2029                                726,867               698,928
      7.00% 01/01/2030 - 11/25/2030 *                              398,700               390,574
      7.50% 10/01/2029 - 11/25/2030 *                              459,330               458,805
                                                                                     -----------
                                                                                       1,548,307
                                                                                     -----------
 AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (7.5%)
   FHLMC MULTICLASS MTG. PARTN. CTFS.
      GTD. SERIES 2116 CL. VC
      6.00% 11/15/2014                                              50,000                45,879
   FHLMC MULTICLASS MTG. PARTN. CTFS.
      GTD. SERIES 2207 CL. VD
      7.00% 12/15/2014                                             100,000                97,656
   FHLMC MULTICLASS MTG. PARTN. CTFS.
      GTD. SERIES 1574 CL. O
      6.50% 09/15/2023                                             100,000                92,046
   FHLMC MULTICLASS MTG. PARTN. CTFS.
      GTD. SERIES 2114 CL. PF
      6.00% 04/15/2027                                              90,000                83,707
   FHLMC MULTICLASS MTG. PARTN. CTFS.
      GTD. SERIES 2113 CL. QE
      6.00% 11/15/2027                                              40,000                37,219

                See accompanying notes to financial statements.


                                       55

--------------------------------------------------------------------------------
                      CMC FIXED INCOME SECURITIES FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
U.S. GOVERNMENT SECURITIES (CONTINUED)
   FHLMC MULTICLASS MTG. PARTN. CTFS.
      GTD. SERIES 2132 CL. PD
      6.00% 11/15/2027                                         $    60,000              $ 55,751
   FHLMC MULTICLASS MTG. PARTN. CTFS.
      GTD. SERIES 2131 CL. BE
      6.00% 11/15/2027                                              40,000                37,148
   FHLMC MULTICLASS MTG. PARTN. CTFS.
      GTD. SERIES 2186 CL. PG
      6.00% 07/15/2028                                              70,000                65,046
   FNMA GTD. REMIC PASS THRU CTF.
      REMIC TR. 1998-61 CL. PK
      6.00% 12/25/2026                                             100,000                93,159
   FNMA GTD. REMIC PASS THRU CTF.
      REMIC TR. 1999-60 CL. CG
      6.00% 10/18/2028                                              70,000                64,644
   GNMA GTD. REMIC PASS THRU SECS.
      REMIC TR. 1999-14 CL. VD
      6.00% 03/20/2014                                              70,000                64,690
   GNMA GTD. REMIC PASS THRU SECS.
      REMIC TR. 2000-15 CL. PD
      7.50% 05/20/2026                                              80,000                80,909
                                                                                     -----------
                                                                                         817,854
                                                                                     -----------
TOTAL U.S. GOVERNMENT SECURITIES
      (COST $5,740,226)                                                                5,745,928
                                                                                     -----------
CORPORATE NOTES AND BONDS (35.8%)
 INDUSTRIAL (23.2%)
   ALCOA, INC.
      6.75% 01/15/2028                                              75,000                66,797
   CANADIAN NATIONAL RAILWAY CO.
     SERIES 1997-A2
      7.195% 01/02/2016                                             75,000                68,893
   CATERPILLAR FINANCIAL SERVICES CORP.
      6.875% 08/01/2004                                            200,000               198,042
   COMPUTER SCIENCES CORP.
      7.50% 08/08/2005                                              50,000                50,454
   CONOCO, INC.
      5.90% 04/15/2004                                             200,000               194,020
   DAIMLERCHRYSLER N.A. HOLDINGS CORP.
      7.125% 04/10/2003                                            150,000               150,456
   DEERE (JOHN) CAPITAL CORP.
      5.35% 10/23/2001                                             200,000               196,682

                See accompanying notes to financial statements.


                                       56

--------------------------------------------------------------------------------
                      CMC FIXED INCOME SECURITIES FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
CORPORATE NOTES AND BONDS (CONTINUED)
   DIAGEO CAPITAL PLC
      6.625% 06/24/2004                                        $    75,000              $ 73,861
   DOW CHEMICAL CO.
      7.375% 11/01/2029                                             50,000                48,040
   FORD MOTOR CREDIT CO.
      6.70% 07/16/2004                                              75,000                73,465
      7.375% 10/28/2009                                             25,000                24,274
   FORT JAMES CORP.
      6.625% 09/15/2004                                             75,000                71,482
   HEWLETT-PACKARD CO.
      7.15% 06/15/2005                                             200,000               200,322
   HONEYWELL INTERNATIONAL, INC.
      7.50% 03/01/2010                                              40,000                41,250
   INTERNATIONAL BUSINESS MACHINES CORP.
      5.375% 02/01/2009                                            150,000               132,954
   INTERNATIONAL PAPER CO. (144A)
      8.00% 07/08/2003                                             100,000               101,294
   PHILLIPS PETROLEUM CO.
      8.50% 05/25/2005                                              70,000                73,765
   PRECISION CASTPARTS CORP.
      8.75% 03/15/2005                                             125,000               127,512
   PROCTER & GAMBLE CO.
      5.25% 09/15/2003                                             200,000               192,634
   TIME WARNER, INC.
      7.975% 08/15/2004                                             75,000                76,717
   TYCO INTERNATIONAL GROUP S.A.
      6.25% 06/15/2003                                             125,000               121,509
   UNITED TECHNOLOGIES CORP.
      6.50% 06/01/2009                                              40,000                38,078
   VASTAR RESOURCES, INC.
      6.50% 04/01/2009                                             125,000               121,367
   WMX TECHNOLOGIES, INC.
      6.70% 05/01/2001                                              75,000                74,125
                                                                                     -----------
                                                                                       2,517,993
                                                                                     -----------
FINANCIAL (9.3%)
   BANK ONE CORP.
      7.875% 08/01/2010                                             50,000                50,207
   CHASE MANHATTAN CORP.
     MEDIUM TERM NOTES, SERIES C
      6.75% 12/01/2004                                              75,000                74,291
   CIT GROUP, INC.
      7.25% 08/15/2005                                              75,000                73,433

                See accompanying notes to financial statements.


                                       57

--------------------------------------------------------------------------------
                      CMC FIXED INCOME SECURITIES FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
CORPORATE NOTES AND BONDS (CONTINUED)
   COLONIAL REALTY L.P.
     MEDIUM TERM NOTES
      7.16% 01/17/2003                                         $    75,000              $ 73,521
   EQUITABLE COS., INC.
      9.00% 12/15/2004                                              45,000                47,669
   FIRST INDUSTRIAL L.P.
      7.15% 05/15/2027                                             200,000               196,478
   FIRST UNION NATIONAL BANK
      7.80% 08/18/2010                                              50,000                49,823
   GOLDMAN SACHS GROUP, INC.
      7.50% 01/28/2005                                             125,000               124,970
   LEHMAN BROTHERS HOLDINGS, INC.
      6.50% 10/01/2002                                              75,000                73,877
   MORGAN STANLEY DEAN WITTER & CO.
      7.75% 06/15/2005                                              75,000                76,733
   NORWEST FINANCIAL, INC.
      5.375% 09/30/2003                                            100,000                95,708
   SIMON PROPERTY GROUP L.P.
      6.625% 06/15/2003                                             75,000                72,686
                                                                                     -----------
                                                                                       1,009,396
                                                                                     -----------
UTILITIES (3.3%)
   COASTAL CORP.
      6.50% 05/15/2006                                              75,000                72,257
   EDISON MISSION ENERGY
      7.73% 06/15/2009                                              25,000                24,115
   MCI WORLDCOM, INC.
      7.55% 04/01/2004                                              60,000                60,499
   NATIONAL RURAL UTILITIES
     COOPERATIVE FINANCE CORP.
      6.55% 11/01/2018                                              35,000                31,226
   TCI COMMUNICATIONS, INC.
      8.00% 08/01/2005                                              50,000                50,629
   TXU EASTERN FUNDING CO.
      6.45% 05/15/2005                                              75,000                70,768
   VODAFONE GROUP PLC (144A)
      7.75% 02/15/2010                                              50,000                50,765
                                                                                     -----------
                                                                                         360,259
                                                                                     -----------
TOTAL CORPORATE NOTES AND BONDS
      (COST $3,897,380)                                                                3,887,648
                                                                                     -----------

NON-CORPORATE BONDS (1.5%)
   BRITISH COLUMBIA PROVINCE
      5.375% 10/29/2008                                             30,000                27,327

                See accompanying notes to financial statements.


                                       58

--------------------------------------------------------------------------------
                      CMC FIXED INCOME SECURITIES FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
NON-CORPORATE BONDS (CONTINUED)
   KOREA DEVELOPMENT BANK
      6.50% 11/15/2002                                         $    10,000               $ 9,731
      7.125% 04/22/2004                                             40,000                38,804
   QUEBEC PROVINCE
      6.50% 01/17/2006                                              45,000                44,142
      7.125% 02/09/2024                                             45,000                43,823
                                                                                     -----------

TOTAL NON-CORPORATE BONDS
      (COST $162,622)                                                                    163,827
                                                                                     -----------

OTHER SECURITIZED LOANS (7.7%)
  ASSET BACKED SECURITIES (5.5%)
   CONTIMORTGAGE HOME EQUITY LOAN TRUST
     SERIES 1996-2 CL. A6
      7.25% 06/15/2011                                              62,958                62,853
   IMC HOME EQUITY LOAN TRUST
     SERIES 1997-3 CL. A6
      7.52% 08/20/2028                                              40,000                39,410
   NEW CENTURY HOME EQUITY LOAN TRUST
     SERIES 1997-NC5 CL. A5
      7.13% 10/25/2028                                             110,000               108,803
   NEW CENTURY HOME EQUITY LOAN TRUST
     SERIES 1999-NCA CL. A7
      7.32% 07/25/2029                                              70,884                70,897
   THE MONEY STORE RESIDENTIAL TRUST
     SERIES 1997-II CL. A4
      7.385% 03/15/2029                                            160,000               160,279
   WIMLT SERIES 1997-2  CL. A5
      7.255% 05/25/2028                                            160,000               159,163
                                                                                     -----------
                                                                                         601,405
                                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)
   RESIDENTIAL ASSET SECURITIZATION TRUST
     SERIES 1999-A1 CL. A1
      6.75% 03/25/2029                                              61,377                59,617
                                                                                     -----------

COMMERCIAL MORTGAGE BACKED SECURITIES (1.7%)
   CREDIT SUISSE FIRST BOSTON
   MORTGAGE SECURITIES CORP.
     SERIES 1998-C1 CL. A1B
      6.48% 05/17/2008                                              70,000                67,420
   NATIONSLINK FUNDING CORP.
     SERIES 1999-SL CL. A5
      6.888% 06/10/2007                                             90,000                88,547

                See accompanying notes to financial statements.


                                       59

--------------------------------------------------------------------------------
                      CMC FIXED INCOME SECURITIES FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
OTHER SECURITIZED LOANS (CONTINUED)
   PRUDENTIAL SECURITIES SECURED FINANCING CORP.
     SERIES 1999-C2 CL. A2
      7.193% 04/15/2009                                        $    25,000              $ 25,011
                                                                                     -----------
                                                                                         180,978
                                                                                     -----------
TOTAL OTHER SECURITIZED LOANS
      (COST $837,157)                                                                    842,000
                                                                                     -----------

REPURCHASE AGREEMENTS (7.0%)
   J.P. MORGAN SECURITIES, INC.
      6.59% DATED 10/31/2000, DUE 11/01/2000 IN
      THE AMOUNT OF $466,838.
      COLLATERALIZED BY U.S. TREASURY NOTES
      4.625% TO 6.50%
      DUE 12/31/2000 TO 05/31/2001
      U.S. TREASURY BONDS
      6.625% TO 11.75%
      DUE 02/15/2010 TO 02/15/2027
      U.S. TREASURY BILL 6.035% DUE 04/26/2001                     466,754               466,754
   MERRILL LYNCH
      6.59% DATED 10/31/2000, DUE 11/01/2000 IN
      THE AMOUNT OF $295,053.
      COLLATERALIZED BY U.S. TREASURY STRIPS
      DUE 11/15/2004 TO 11/15/2023                                 295,000               295,000
                                                                                     -----------

TOTAL REPURCHASE AGREEMENTS
      (COST $761,754)                                                                    761,754
                                                                                     -----------

TOTAL INVESTMENTS (104.9%)
(COST $11,399,139)                                                                    11,401,157

OTHER ASSETS LESS LIABILITIES (-4.9%)                                                   (535,289)
                                                                                     -----------

NET ASSETS (100.0%)                                                                  $10,865,868
                                                                                     ===========

*     Security purchased on when-issued basis.
**    A portion of this security was segregated at the custodian to cover a when-issued security




                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                            CMC HIGH YIELD FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2000
                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
CORPORATE NOTES AND BONDS (95.1%)
 AEROSPACE (2.2%)
   PRECISION CASTPARTS CORP.
     SENIOR NOTES
      8.75% 03/15/2005                                         $ 7,000,000           $ 7,140,700
                                                                                     -----------
 AUTOMOTIVE/AUTO PARTS (5.6%)
   AMERICAN AXLE & MANUFACTURING, INC.
     SENIOR SUBORDINATED NOTES
      9.75% 03/01/2009                                           8,000,000             7,040,000
   HAYES WHEELS INTERNATIONAL, INC.
     SENIOR SUBORDINATED NOTES, SERIES B
      9.125% 07/15/2007                                          4,465,000             3,594,325
   LEAR CORP.
     SENIOR NOTES, SERIES B
      7.96% 05/15/2005                                           7,800,000             7,262,291
                                                                                     -----------
                                                                                      17,896,616
                                                                                     -----------
BROADCASTING (2.0%)
   HERITAGE MEDIA CORP.
     SENIOR SUBORDINATED NOTES
      8.75% 02/15/2006                                           6,500,000             6,337,500
                                                                                     -----------
CABLE TV (8.2%)
   CENTURY COMMUNICATIONS CORP.
     SENIOR DISCOUNT NOTES
      0.00% 03/15/2003                                           6,985,000             5,238,750
   CHARTER COMMUNICATIONS HOLDINGS L.L.C./
     CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORP.
     SENIOR NOTES
       8.25% 04/01/2007                                          1,500,000             1,342,500
      10.00% 04/01/2009                                          6,450,000             6,304,875
   CSC HOLDINGS, INC.
     SENIOR SUBORDINATED NOTES
      9.25% 11/01/2005                                           5,200,000             5,278,000
   CSC HOLDINGS, INC.
     SENIOR NOTES
      7.875% 12/15/2007                                          1,000,000               958,500
   CSC HOLDINGS, INC.
     SENIOR DEBENTURES, SERIES B
      8.125% 08/15/2009                                          1,000,000               978,990
   ROGERS CABLESYSTEMS LTD.
     SENIOR SECURED SECOND PRIORITY DEBENTURES
      10.00% 12/01/07                                            1,000,000             1,040,000

                See accompanying notes to financial statements.
                                       61

--------------------------------------------------------------------------------
                            CMC HIGH YIELD FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
CORPORATE NOTES AND BONDS (CONTINUED)
   ROGERS COMMUNICATIONS, INC.
     SENIOR NOTES
      8.875% 07/15/2007                                        $ 5,000,000           $ 5,037,500
                                                                                     -----------
                                                                                      26,179,115
CONSUMER PRODUCTS (1.9%)                                                             -----------
   THE SCOTTS CO. (144A)
     SENIOR SUBORDINATED NOTES
      8.625% 01/15/2009                                          6,450,000             6,192,000
                                                                                     -----------
CONTAINERS (2.8%)
   BALL CORP.
     SENIOR NOTES
      7.75% 08/01/2006                                           2,450,000             2,303,000
   BALL CORP.
     SENIOR SUBORDINATED NOTES
      8.25% 08/01/2008                                           4,740,000             4,455,600
   SILGAN HOLDINGS, INC.
     SENIOR SUBORDINATED DEBENTURES
      9.00% 06/01/2009                                           2,715,000             2,304,356
                                                                                     -----------
                                                                                       9,062,956
DIVERSIFIED MEDIA (5.9%)                                                             -----------
   FOX/LIBERTY NETWORKS L.L.C.
     SENIOR NOTES
      8.875% 08/15/2007                                          5,975,000             6,004,875
   LAMAR MEDIA CORP.
     SENIOR SUBORDINATED NOTES
      9.625% 12/01/2006                                          6,660,000             6,709,950
   OUTDOOR SYSTEMS, INC.
     SENIOR SUBORDINATED NOTES
      9.375% 10/15/2006                                          5,990,000             6,279,676
                                                                                     -----------
                                                                                      18,994,501
ELECTRIC (5.8%)                                                                      -----------
   AES CORP.
     SENIOR SUBORDINATED NOTES
      10.25% 07/15/2006                                          4,700,000             4,782,250
   CALPINE CORP.
     SENIOR NOTES
      7.625% 04/15/2006                                          3,500,000             3,372,635
      10.50% 05/15/2006                                          1,000,000             1,029,240
      8.75% 07/15/2007                                           3,000,000             2,997,300


                See accompanying notes to financial statements.
                                       62

--------------------------------------------------------------------------------
                            CMC HIGH YIELD FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
CORPORATE NOTES AND BONDS (CONTINUED)
   CMS ENERGY X-TRAS (144A)
     PASS THRU TRUST I
      SENIOR UNSECURED NOTES
      7.00% 01/15/2005                                         $ 7,235,000           $ 6,475,325
                                                                                     -----------
                                                                                      18,656,750
ENERGY (9.4%)                                                                        -----------
   GULF CANADA RESOURCES LTD.
     SENIOR SUBORDINATED DEBENTURES
      9.625% 07/01/2005                                          5,750,000             5,915,313
   NEWPARK RESOURCES, INC.
     SENIOR SUBORDINATED NOTES, SERIES B
      8.625% 12/15/2007                                          6,630,000             6,132,750
   PRIDE INTERNATIONAL, INC.
     SENIOR NOTES
      10.00% 06/01/2009                                          3,975,000             4,114,125
   R&B FALCON CORP.
     SENIOR NOTES, SERIES B
      6.50% 04/15/2003                                           1,500,000             1,425,000
   RBF FINANCE CO.
     SENIOR SECURED NOTES
      11.00% 03/15/2006                                          2,000,000             2,280,000
   SANTA FE SNYDER CORP.
     SENIOR NOTES
      8.05% 06/15/2004                                           3,000,000             2,973,066
   VINTAGE PETROLEUM, INC.
     SENIOR SUBORDINATED NOTES
      9.75% 06/30/2009                                           6,750,000             7,070,625
                                                                                     -----------
                                                                                      29,910,879
ENVIRONMENTAL (4.4%)                                                                 -----------
   ALLIED WASTE NORTH AMERICA, INC.
     SENIOR NOTES, SERIES B
      7.625% 01/01/2006                                          6,750,000             5,906,250
   USA WASTE SERVICES, INC.
     NOTES
      6.125% 07/15/2001                                          8,200,000             8,026,816
                                                                                     -----------
                                                                                      13,933,066
GAMING (8.6%)                                                                        -----------
   HARRAHS OPERATING, INC.
     SENIOR SUBORDINATED NOTES
      7.875% 12/15/2005                                          7,200,000             6,984,000
   INTERNATIONAL GAME TECHNOLOGY
     SENIOR NOTES
      7.875% 05/15/2004                                          6,950,000             6,776,250

                See accompanying notes to financial statements.
                                       63

--------------------------------------------------------------------------------
                            CMC HIGH YIELD FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
CORPORATE NOTES AND BONDS (CONTINUED)
   PARK PLACE ENTERTAINMENT CORP.
     SENIOR SUBORDINATED NOTES
      9.375% 02/15/2007                                        $ 7,500,000           $ 7,556,250
   STATION CASINOS, INC.
     SENIOR SUBORDINATED NOTES
      10.125% 03/15/2006                                           500,000               501,250
      9.75% 04/15/2007                                           5,700,000             5,685,750
                                                                                     -----------
                                                                                      27,503,500
HEALTHCARE (5.1%)                                                                    -----------
   HCA-THE HEALTHCARE CO.
     NOTES
      6.91% 06/15/2005                                           8,000,000             7,550,000
   TENET HEALTHCARE CORP.
     SENIOR NOTES
      8.625% 12/01/2003                                          3,250,000             3,270,313
      8.00% 01/15/2005                                           3,000,000             2,958,750
   TENET HEALTHCARE CORP.
     SENIOR SUBORDINATED NOTES, SERIES B
      8.125% 12/01/2008                                          2,500,000             2,412,500
                                                                                     -----------
                                                                                      16,191,563
HOMEBUILDERS/REAL ESTATE (2.4%)                                                      -----------
   TOLL CORP.
     SENIOR SUBORDINATED NOTES
      7.75% 09/15/2007                                           5,200,000             4,836,000
   WEBB (DEL) CORP.
     SENIOR SUBORDINATED DEBENTURES
      9.00% 02/15/2006                                           2,990,000             2,705,950
                                                                                     -----------
                                                                                       7,541,950
MISCELLANEOUS (3.9%)                                                                 -----------
   UNITED RENTALS, INC.
     SENIOR SUBORDINATED NOTES, SERIES B
      9.50% 06/01/2008                                           4,000,000             3,300,000
      8.80% 08/15/2008                                           3,000,000             2,385,000
   UNITED RENTALS, INC.
     SENIOR UNSECURED NOTES, SERIES B
      9.25% 01/15/2009                                           1,000,000               820,000
   UNITED STATIONERS SUPPLY CO.
     SENIOR SUBORDINATED NOTES
      8.375% 04/15/2008                                          6,400,000             5,952,000
                                                                                     -----------
                                                                                      12,457,000
                                                                                     -----------

                See accompanying notes to financial statements.
                                       64

--------------------------------------------------------------------------------
                            CMC HIGH YIELD FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
CORPORATE NOTES AND BONDS (CONTINUED)
PAPER/FOREST PRODUCTS (2.4%)
   BUCKEYE TECHNOLOGIES, INC.
     SENIOR SUBORDINATED NOTES
      8.50% 12/15/2005                                         $ 5,975,000           $ 5,855,500
   STONE CONTAINER CORP.
     SENIOR NOTES
      11.50% 10/01/2004                                          1,600,000             1,624,000
                                                                                     -----------
                                                                                       7,479,500
PUBLISHING/PRINTING (1.1%)                                                           -----------
   PRIMEDIA, INC.
     SENIOR NOTES
      10.25% 06/01/2004                                          3,550,000             3,585,500
                                                                                     -----------
REIT'S (3.0%)
   COLONIAL REALTY L.P.
     MEDIUM TERM NOTES
      7.16% 01/17/2003                                           2,425,000             2,377,179
      7.05% 12/15/2003                                           2,000,000             1,934,320
   HEALTH CARE PROPERTY INVESTORS, INC.
     NOTES
      6.875% 06/08/2005                                          2,675,000             2,439,118
   SIMON PROPERTY GROUP, INC.
     NOTES
      6.75% 02/09/2004                                           3,000,000             2,884,680
                                                                                     -----------
                                                                                       9,635,297
RESTAURANTS (1.6%)                                                                   -----------
   TRICON GLOBAL RESTAURANTS, INC.
     SENIOR NOTES
      7.45% 05/15/2005                                           5,450,000             5,173,854
                                                                                     -----------
SERVICES (2.1%)
   IRON MOUNTAIN, INC.
     SENIOR SUBORDINATED NOTES
      10.125% 10/01/2006                                         3,500,000             3,543,750
   PIERCE LEAHY CORP.
     SENIOR SUBORDINATED NOTES
      11.125% 07/15/2006                                         3,112,000             3,224,810
                                                                                     -----------
                                                                                       6,768,560
SHIPPING (1.7%)                                                                      -----------
   TEEKAY SHIPPING CORP.
     GTD. 1ST PFD. SHIP. MTG. NOTES
      8.32% 02/01/2008                                           5,775,000             5,515,125
                                                                                     -----------



                See accompanying notes to financial statements.
                                       65

--------------------------------------------------------------------------------
                            CMC HIGH YIELD FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
CORPORATE NOTES AND BONDS (CONTINUED)
SPECIALTY RETAILERS (1.8%)
 * FLOORING AMERICA, INC.
     SENIOR SUBORDINATED NOTES, SERIES B
      12.75% 10/15/2002                                        $ 2,293,000             $ 596,180
   ZALE CORP.
     SENIOR NOTES, SERIES B
      8.50% 10/01/2007                                           5,650,000             5,198,000
                                                                                     -----------
                                                                                       5,794,180
TECHNOLOGY (1.8%)                                                                    -----------
   UNISYS CORP.
     SENIOR NOTES
      11.75% 10/15/2004                                          5,550,000             5,772,000
                                                                                     -----------
TELECOMMUNICATIONS (11.4%)
   CROWN CASTLE INTERNATIONAL CORP.
     SENIOR NOTES
      10.75% 08/01/2011                                          6,475,000             6,604,500
   FLAG LTD.
     SENIOR NOTES
      8.25% 01/30/2008                                           6,210,000             5,216,400
   LEVEL 3 COMMUNICATIONS, INC.
     SENIOR NOTES
      9.125% 05/01/2008                                          5,465,000             4,426,650
   LEVEL 3 COMMUNICATIONS, INC.
     SENIOR DISCOUNT NOTES
      0.00% TO 12/01/2003 THEN 10.50% TO 12/01/2008              3,700,000             1,998,000
   MCLEODUSA, INC.
     SENIOR NOTES
      9.25% 07/15/2007                                           3,000,000             2,790,000
      9.50% 11/01/2008                                           4,000,000             3,720,000
   METROMEDIA FIBER NETWORK, INC.
     SENIOR NOTES, SERIES B
      10.00% 11/15/2008                                          6,600,000             5,874,000
   NEXTLINK COMMUNICATIONS, INC.
     SENIOR DISCOUNT NOTES
      0.00% TO 04/15/03 THEN 9.45% TO 04/15/08                   3,450,000             1,932,000
   NEXTLINK COMMUNICATIONS, INC.
     SENIOR NOTES
      10.75% 11/15/2008                                          4,500,000             3,937,500
                                                                                     -----------
                                                                                      36,499,050
                                                                                     -----------
TOTAL CORPORATE NOTES AND BONDSSHIPPING (1.7%)
      (COST $319,257,728)                                                            304,221,162
                                                                                     -----------

                See accompanying notes to financial statements.
                                       66

--------------------------------------------------------------------------------
                            CMC HIGH YIELD FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
NON-CORPORATE BONDS (1.1%)
   UNITED MEXICAN STATES
     NOTES
      9.875% 02/01/2010
      (COST $3,610,915)                                        $ 3,500,000           $ 3,640,000
                                                                                     -----------
REPURCHASE AGREEMENT (2.8%)
   J.P. MORGAN SECURITIES, INC.
      6.59% DATED 10/31/2000, DUE 11/01/2000 IN
      THE AMOUNT OF $8,844,405.
      COLLATERALIZED BY U.S. TREASURY NOTES
      4.625% TO 6.50%
      DUE 12/31/2000 TO 05/31/2001
      U.S. TREASURY BONDS
      6.625% TO 11.75%
      DUE 02/15/2010 TO 02/15/2027
      U.S. TREASURY BILL 6.035% DUE 04/26/2001
      (COST $8,842,808)                                          8,842,808             8,842,808
                                                                                     -----------
TOTAL INVESTMENTS (99.0%)
(COST $331,711,451)                                                                  316,703,971

OTHER ASSETS LESS LIABILITIES (1.0%)                                                   3,280,913
                                                                                     -----------
NET ASSETS (100.0%)                                                                $ 319,984,884
                                                                                     ===========

    * Flooring America, Inc., filed a bankruptcy petition for reorganization on June 15, 2000.
      Effective on that date, interest is not being accrued.



























                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                          Portfolios of CMC Fund Trust
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2000

                                                                            CMC                   CMC
                                                                       Fixed Income           High Yield
                                                                      Securities Fund            Fund
                                                                    --------------------   --------------------
ASSETS:
  Investments at identified cost .................................         $ 11,399,139          $ 331,711,451
  Investments at identified cost - federal income tax purposes ...         $ 11,399,139          $ 331,772,413
----------------------------------------------------------------------------------------   --------------------

  Investments at value............................................         $ 11,401,157          $ 316,703,971
  Receivable for:
    Interest......................................................              134,949              7,936,906
    Investments sold..............................................              183,344              3,165,535
    Expense reimbursement.........................................               14,581                      -
                                                                    --------------------   --------------------
  Total assets....................................................           11,734,031            327,806,412
                                                                    --------------------   --------------------

LIABILITIES:
  Payable for:
    Investments purchased.........................................              851,496              6,820,418
    Capital stock redeemed........................................                    -                580,000
    Dividends ....................................................                    -                282,181
    Investment management fee ....................................                2,901                108,316
    Accrued expenses .............................................               13,766                 30,613
                                                                    --------------------   --------------------
   Total liabilities..............................................              868,163              7,821,528
                                                                    --------------------   --------------------

NET ASSETS........................................................         $.10,865,868          $ 319,984,884
                                                                    ====================   ====================

NET ASSETS consist of:
    Paid-in capital...............................................         $ 10,859,995          $ 348,882,961
    Undistributed net realized gain (accumulated net realized losses)
    from investment transactions..................................                3,855            (13,890,597)
    Unrealized appreciation (depreciation) on investments ........                2,018            (15,007,480)
                                                                    --------------------   --------------------

NET ASSETS........................................................         $ 10,865,868          $ 319,984,884
                                                                    ====================   ====================

Shares of capital stock outstanding...............................            1,084,630             38,573,519
                                                                    ====================   ====================

Net asset value, offering and
   redemption price per share.....................................              $ 10.02                 $ 8.30
                                                                    ====================   ====================




                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                          Portfolios of CMC Fund Trust
                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                    CMC                       CMC
                                                                                Fixed Income              High Yield
                                                                              Securities Fund                Fund
                                                                           -----------------------   ----------------------
                                                                              September 1 (*)
                                                                                  through                 Year ended
                                                                              October 31, 2000         October 31, 2000
                                                                           -----------------------   ----------------------
INVESTMENT INCOME:
       Interest income ..................................................                $ 95,473             $ 28,639,978
                                                                           -----------------------   ----------------------

       Expenses:
         Investment management fees .....................................                   4,796                1,255,523
         Legal, insurance and audit fees.................................                  11,400                   41,058
         Transfer agent fees.............................................                   3,000                   18,000
         Custodian fees..................................................                     444                   15,288
         Trustees' fees..................................................                     422                   12,429
         Other expenses .................................................                       -                    1,015
                                                                           -----------------------   ----------------------
             Total expenses..............................................                  20,062                1,343,313
         Expenses reimbursed by investment adviser ......................                 (14,581)                       -
                                                                           -----------------------   ----------------------
             Net expenses................................................                   5,481                1,343,313
                                                                           -----------------------   ----------------------
     Net investment income ..............................................                  89,992               27,296,665
                                                                           -----------------------   ----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS:
     Net realized gain(loss) from investment transactions................                   3,855               (5,670,003)

     Change in net unrealized appreciation or depreciation on investments                   2,018               (2,503,127)
                                                                           -----------------------   ----------------------

     Net realized and unrealized gain (loss) on investments..............                   5,873               (8,173,130)
                                                                           -----------------------   ----------------------

NET INCREASE RESULTING FROM OPERATIONS...................................                $ 95,865             $ 19,123,535
                                                                           =======================   ======================

* From inception of operations.









                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                          Portfolios of CMC Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                   CMC
                                               Fixed Income
                                             Securities Fund         CMC High Yield Fund
                                             ----------------    ------------------------------
                                             September 1 (*)         Year ended October 31,
                                                  through        ------------------------------
                                             October 31, 2000         2000             1999
                                             ----------------    -------------    -------------
Operations:
     Net investment income ................     $      89,992    $  27,296,665    $  23,728,765
     Net realized gain (loss) from investment
     transactions..........................             3,855       (5,670,003)      (8,196,069)

     Change in net unrealized appreciation or
       depreciation on investments.........             2,018       (2,503,127)      (5,232,093)
                                                -------------    -------------      -----------

     Net increase resulting from operations            95,865       19,123,535       10,300,603
--
Distributions to shareholders:
     From net investment income ...........           (89,992)     (27,296,665)     (23,728,765)
     From net realized gain from
          investment transactions..........                 -                -          (66,855)

Net capital share transactions.............        10,859,995       56,607,434       21,134,041
                                                -------------    -------------      -----------

Net increase in net assets.................        10,865,868       48,434,304        7,639,024

NET ASSETS:
     Beginning of period ..................                 -      271,550,580      263,911,556
                                                -------------    -------------    -------------

     End of period ........................     $  10,865,868    $ 319,984,884    $ 271,550,580
                                                =============    =============    =============


* From inception of operations.

















                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1.  Significant accounting policies:

CMC Fixed Income Securities Fund and CMC High Yield Fund (the Funds) are portfolios of CMC Fund Trust (the Trust), an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust has established five other portfolios, CMC Small Cap Fund, CMC International Stock Fund, CMC Small Mid Cap Fund, CMC Short Term Bond Fund and CMC International Bond Fund, which are not included in this financial statement. The CMC Small Mid Cap Fund and CMC International Bond Fund are not yet operational. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. The policies described below are consistently followed by the Funds for the preparation of its financial statements in conformity with generally accepted accounting principles.

Investment valuation. Portfolio securities are valued based on market value as quoted by dealers who are market makers in these securities, by independent pricing services, or by the adviser using a methodology approved by the Board of Trustees. Market values are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investment securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements. The Funds may engage in repurchase agreement transactions. The Funds, through the custodian, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Investment transactions. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Securities purchased on a when-issued or forward-delivery basis may settle a month or more after trade date; interest income is not accrued until settlement date. Each Fund segregates liquid assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

Investment income and expenses. Interest income is recorded on the accrual basis and includes amortization of premiums or accretion of discounts. Expenses are recorded on the accrual basis and each Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of the Trust and its underlying portfolios.

Use of estimates. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividends and distributions to shareholders. Dividends from net investment income are declared daily and paid monthly. Distributions from any net realized gains are generally declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Additional distributions of net investment income and capital gains by the Funds may be made at the discretion of the Board of Trustees.

Federal income taxes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner which results in no tax to the Fund. Therefore, no federal income or excise tax provision is required. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales.

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1.       Significant accounting policies, continued:

As of October 31, 2000, the High Yield Fund had $8,196,069 and $5,633,565 in capital loss carryovers available to offset future capital gains, which expire in the years 2007 and 2008, respectively. To the extent that the capital loss carryovers are used to offset any capital gains, it is unlikely that the gains so offset will be distributed to shareholders.

Other. The High Yield Fund invests in lower rated debt securities, which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claim of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments. As of October 31, 2000, 100% of the High Yield Fund's portfolio (less short term investments) was invested in securities rated Baa (10%), Ba (54%), or B (36%), by Moody's Investor Services, Inc.

The Fund currently holds Flooring America, Inc., 12.75% Senior Subordinate Notes, Series B, due 10/15/2002, which represents less than 1% of the Fund's portfolio. Flooring America filed a bankruptcy petition for reorganization on June 15, 2000 an effective on that date, the fund stopped accruing income on the bonds. Prior to the bankruptcy petition the Fund received payments for interest and a partial tender of the Bonds. Creditors of Flooring America have filed a petition to return these payments. The Fund has joined other bondholders and is vigorously defending the litigation. If the fund is required to return the payments, the potential loss to the Fund as of October 31, 2000 is approximately $0.03 per share.

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.  Investment transactions:
Aggregate purchases, sales and maturities, excluding short-term investments, net realized gain (loss) and net unrealized appreciation (depreciation) on investments, as of and for the year ended October 31, 2000 were as follows:

                                                                      CMC Fixed Income    CMC High Yield
                                                                    Securities Fund            Fund
                                                                   ------------------    -----------------
Purchases:
  Investment securities other than U.S. Government obligations..         $ 4,891,928        $ 181,179,289
  U.S. Government obligations...................................           6,923,009            8,944,710
                                                                   ------------------    -----------------
        Total purchases.........................................        $ 11,814,937        $ 190,123,999
                                                                   ==================    =================

Sales and Maturities:
  Investment securities other than U.S. Government obligations..           $ 269,242        $ 138,134,881
  U.S. Government obligations...................................           1,186,691            8,961,930
                                                                   ------------------    -----------------
        Total sales and maturities..............................         $ 1,455,933        $ 147,096,811
                                                                   ==================    =================

Net Realized Gain (Loss):
  Investment securities other than U.S. Government obligations..               $ 913         $ (5,687,223)
  U.S. Government obligations...................................               2,942               17,220
                                                                   ------------------    -----------------
        Total net realized gain (loss)..........................             $ 3,855         $ (5,670,003)
                                                                   ==================    =================

Unrealized Appreciation (Depreciation) for federal income tax purposes:
  Appreciation..................................................            $ 29,473          $.1,957,254
  Depreciation..................................................             (27,455)         (17,025,697)
                                                                   ------------------    -----------------
    Net unrealized appreciation (depreciation) .................             $ 2,018        $ (15,068,443)
                                                                   ==================    =================

3.  Capital Stock:
At October 31, 2000 each Fund had 100 million shares of no par value capital stock authorized. Transactions of capital shares were as follows:

                                              CMC Fixed Income
                                              Securities Fund               CMC High Yield Fund
                                             ------------------    ---------------------------------------
                                              September 1 ( * )
                                                  through                  Year ended October 31,
                                                                   ---------------------------------------
                                             October 31, 2000            2000                  1999
                                             ------------------    ------------------    -----------------
  Shares:
     Shares sold..........................           1,075,649            21,094,859            5,902,583
       of dividends.......................               8,981             2,868,478              857,664
     Shares issued for share split ** ....                   -                     -           21,102,520
                                             ------------------    ------------------    -----------------
                                                     1,084,630            23,963,337           27,862,767
     Less shares redeemed.................                   -           (17,201,988)          (3,424,068)
                                             ------------------    ------------------    -----------------

     Net increase in shares...............           1,084,630             6,761,349           24,438,699
                                             ==================    ==================    =================

  Amounts:
     Sales................................        $ 10,770,003         $ 178,587,770        $ 104,966,000
     Reinvestment of dividends............              89,992            24,157,535           20,865,739
                                             ------------------    ------------------    -----------------
                                                    10,859,995           202,745,305          125,831,739
     Less redemptions.....................                   -          (146,137,871)        (104,697,698)
                                             ------------------    ------------------    -----------------

     Net increase ........................        $ 10,859,995          $ 56,607,434         $ 21,134,041
                                             ==================    ==================    =================

     *   From inception of operations.
 ** 4 for 1 stock split effective September 1, 1999

--------------------------------------------------------------------------------
                        CMC FIXED INCOME SECURITIES FUND
                               CMC HIGH YIELD FUND
                          Portfolios of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. Transactions with affiliates and related parties:

The amounts of fees and expenses described below are shown on each Fund's statement of operations.

The investment adviser of the Funds is Columbia Management Co. (CMC). CMC is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation (Fleet), a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956.

Investment management fees were paid by each Fund monthly to CMC. The Funds' fees are based on an annual rate of average daily net assets of 0.35 of 1% for the Fixed Income Securities Fund and 0.40 of 1% for the High Yield Fund.

For the fiscal period ended October 31, 2000 and the years ended October 31, 2001 and 2002, CMC has contractually agreed to reimburse ordinary expenses of the Fixed Income Securities Fund, to the extent that these expenses, together with the, advisory fee exceed 0.40% of the Fund's average daily net assets.

Trustees' fees and expenses were paid directly by each Fund to trustees having no affiliation with the Funds other than their capacity as trustees. Other officers and trustees received no compensation from the Funds.

The transfer agent for the Fund is Columbia Trust Company (CTC), an affiliate of CMC and indirect wholly-owned subsidiary of Fleet. CTC is compensated based on a per account fee of $1.00 per month, with a minimum aggregate fee of $1,500 per month.

PRICEWATERHOUSECOOPERS  [logo]

                                                PricewaterhouseCoopers
                                                1300 S.W. Fifth Avenue Suite 310
                                                Portland, OR 97201-5638
                                                Telephone (503) 478-6000
                                                Facsimile (503) 478-6099


                        Report of Independent Accountants


To the Trustees and Shareholders of
CMC Fund Trust


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMC High Yield Fund and CMC Fixed Income Securities Fund (the Funds), two of the portfolios of CMC Fund Trust, at October 31, 2000, the results of the operations of the CMC High Yield Fund for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, and the results of the operations, changes in net assets and financial highlights of the CMC Fixed Income Securities Fund for the period September 1, 2000 (commencement of operations) through October 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Portland, Oregon
December 8, 2000

               PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION



                                     [LOGO]
                                    Columbia


                            CMC SHORT TERM BOND FUND





         The CMC Short Term Bond Fund (the "Fund") is a portfolio of CMC Fund Trust seeking to provide investors a high level of current income, consistent with stability of principal by investing primarily in high quality, short term fixed income securities.















         As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.






                                December 21, 2000

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Risk/Return Summary..........................................................2
         Goal................................................................2
         Strategy ...........................................................2
         Risk Factors........................................................3
         Historical Performance..............................................4
         Expenses ...........................................................4
Financial Highlights.........................................................6
Management...................................................................7
Information About Your Investment............................................7
         Your Account........................................................7
                  Buying Shares..............................................7
                  Selling Shares.............................................8
                  Pricing of Shares..........................................9
         Distribution and Taxes..............................................9
                  Income and Capital Gains Distributions.....................9
                  Tax Effect of Distributions and Transactions...............9
More About the Fund..........................................................10
         Investment Strategy.................................................10
         Other Risks.........................................................12
                  Mortgage Related Securities and CMOs.......................12
                  Asset Backed Securities....................................12
For More Information.........................................................13



--------------------------------------------------------------------------------
RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

GOAL
----

What is the Fund's Goal?

                  The Fund seeks to provide investors a high level of current income consistent with a high degree of stability of principal.

STRATEGY
--------

What investment strategies does the Fund use to pursue this goal?

                  The Fund intends to invest primarily in high quality, short term fixed income securities. The Fund's average portfolio duration will not exceed three years. Under normal conditions, the Fund will invest in:

         o    Obligations   of   the   U.S.   Government,    its   agencies   or
              instrumentalities

         o Corporate debt securities rated either AAA, AA, A or BBB by Standard and Poor's, Inc. ("S&P") or Aaa, Aa, A or Baa by Moody's Investor Services, Inc. ("Moody's")

         o Unrated securities judged to be of comparable quality to the securities listed above

                  To achieve its investment objective of a high level of current income consistent with a high degree of stability of principal, at least 50% of the Fund's assets will be invested in:

         o    Obligations   of   the   U.S.   Government,    its   agencies   or
              instrumentalities

         o Corporate debt securities rated in the two highest ratings categories by S&P (AAA or AA) or Moody's (Aaa or Aa)

                ----------------------------------------------------------------
                  A DESCRIPTION OF CORPORATE DEBT SECURITIES RATINGS IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.
                ----------------------------------------------------------------

                  In selecting securities for the Fund, Columbia Management Co., the investment adviser for the Fund ("CMC" or "Adviser"), conducts an ongoing evaluation of the economic and market environment to determine the emphasis to be placed by the Adviser on the different types of securities in which the Fund may invest (for example, corporate bonds, Treasuries or mortgage pass through securities). The Adviser will also evaluate the desired levels of average quality, maturity and duration of the Fund's portfolio based upon the current economic and market environment. After selecting the types of securities and the desired level of quality, maturity and duration of the portfolio, the Fund conducts intensive, fundamental analysis to identify attractive securities within its target securities. This investment strategy is intended to give CMC a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the Adviser strives to anticipate and act upon market change, understand its effect on risk and reward of Fund securities and thereby generate consistent, competitive results over the long-term.

RISK FACTORS
------------

What are the principal risks of investing in the Fund?

                  The fixed income securities held in the Fund's investment portfolio are subject to interest rate risk and credit risk, both of which could impact the total return you receive on your investment and cause the value of your investment to go down. You could lose money as a result of your investment in the Fund.

                  INTEREST RATE RISK refers to the possibility that the value of the Fund's investments will decline due to an increase in interest rates.

                ----------------------------------------------------------------
                  When interest rates go up, the value of the Fund's portfolio will likely decline because fixed income securities in the portfolio are paying a lower interest rate than what investors could obtain in the current market. When interest rates go down, the value of the Fund's portfolio will likely rise, because fixed income securities in the portfolio are paying a higher interest rate than newly issued fixed income securities.
                ----------------------------------------------------------------

         The amount of change in the value of the Fund's portfolio depends upon several factors, including the maturity date of the fixed income securities in the portfolio. In general, the price of fixed income securities with longer maturities are more sensitive to interest rate changes than the price of fixed income securities with shorter maturities.

                  CREDIT RISK refers to the ability of the issuer of the bond to meet interest and principal payments when due. Although the Fund intends to invest primarily in high-quality, short term fixed income securities, the Fund may invest in lower-rated securities, primarily securities rated BBB by S&P or Baa by Moody's. Securities rated BBB by S&P or Baa by Moody's are neither highly protected nor poorly secured. These securities normally pay higher yields, but involve potentially greater price variability than higher-quality securities. These securities are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so.

                ----------------------------------------------------------------
                  By concentrating on short term, high quality fixed income securities, the Fund offers less current yield than securities of lower quality (rated below BBB/Baa) or longer maturity. Lower quality securities, however, are generally less liquid. Furthermore, lower quality securities and securities with longer maturities tend to have greater credit risk and interest rate risk; consequently longer term, lower quality securities generally exhibit more price volatility.
                ----------------------------------------------------------------

                  See "MORE ABOUT THE FUND" in this Prospectus and the Fund's Statement of Additional Information for more information regarding the Fund's investment strategy and risks.

HISTORICAL PERFORMANCE
----------------------

How has the Fund historically performed?

                  The bar chart and table below illustrate the Fund's annual returns as well as its long term performance. The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's performance over time to that of the Merrill 1-5 Gov't/Corp Bond Index, a widely recognized unmanaged index representing average market-weighted performance of U.S. Treasury and agency securities and investment-grade corporate bonds with maturities between one and five years. Both the bar chart and the table assume the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.


         The bar chart below illustrates the Fund's 1 year total return of 2.60% as of 12/31/99.


         Best Quarter                        3Q '98             3.19%
         Worst Quarter                       2Q '99             0.15%
         -----------------------------------------------------------------------


         Average Annual Total Returns As Of 12/31/99

                                                                 Inception
                                             1 Year              (2/2/98)
         -----------------------------------------------------------------------
          CMC Short Term Bond Fund           2.60%               4.58%
          Merrill 1-5 Gov't/Corp Bond Index  2.19%               4.49%

         The Fund's year-to-date total return as of 9/30/00 was 6.03%.

EXPENSES
--------

What expenses do I pay as an investor in the Fund?

                  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of Fund assets and are therefore reflected in the share price.

               -----------------------------------------------------------------
                 The fund has no sales charge (load) or 12b-1 distribution fees.
               -----------------------------------------------------------------

        ------------------------------------------------------------------------
                  Fee Table

                  Shareholder transaction fees (fees paid directly      None
                  from your investment)

                  Annual Fund Operating Expenses (expenses that are paid out of Fund assets)


                           Management Fees                              0.25%
                           Distribution and/or Service (12b-1) Fees     None
                           Other Expenses                               0.28%(1)

                               Total Fund Operating Expenses            0.53%
                               Expenses Reimbursement                   0.08%(2)
                               Net Expenses                             0.45%


                  1Other expenses include an administrative fee paid by each shareholder of the Fund for specialized reports provided by the Adviser analyzing the Fund's portfolio and performance, market conditions and economic indicators. For these services, each shareholder pays the Adviser an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee ranges from 0.05% to 0.20%. The maximum fee of 0.20% has been included in the Fee Table.


                  2For the fiscal period ended October 31, 2000, the Adviser assumed ordinary recurring expenses of the Fund so that the actual Total Fund Operating Expenses paid by the Fund, not including the administrative fee paid by each shareholder, was 0.25%.


        ------------------------------------------------------------------------

                  Expense Example

                  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain constant as a percentage of net assets. Your actual costs may be higher or lower, but based on these assumptions your costs would be:


                     1 Year        3 Years        5 Years        10 Years
                     ------        -------        -------        --------
                       $26           $80            $141           $318

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

         The financial highlights table is intended to help you understand the Fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total return in the table represents the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information under "FINANCIAL STATEMENTS."


                                                                Year Ended          February 2, to
                                                                October 31,         October 31,
                                                          ---------------------     --------------

                                                           2000           1999        1998 (1)(2)
                                                           ----           ----        -----------
Net asset value, beginning of period .................    $11.72         $12.09         $12.00
                                                          ------         ------         ------
Income from investment operations:
Net investment income ................................     0.77           0.72           0.54
Net realized and unrealized gains (losses)
  on investments......................................     0.01          (0.37)          0.09
                                                           ----          ------          ----
     Total from investment operations.................     0.78           0.35           0.63
                                                           ----           ----           ----

Less distributions:
Dividends from net investment income..................    (0.77)         (0.72)         (0.54)
Distributions from net capital gains..................       -           (0.00)*           -
                                                           -----         ------          -----
     Total distributions..............................    (0.77)         (0.72)         (0.54)
                                                          ------         ------         ------

Net asset value, end of period........................    $11.73         $11.72         $12.09
                                                          ======         ======         ======

Total return..........................................     6.92%          2.96%         5.38%(3)

Ratios/supplemental data
Net assets, end of period (in thousands)..............    $82,809       $144,821        $42,692
Ratio of net expenses to average net assets (4).......     0.25%           0.25%          0.25%
Ratio of total expenses to average net assets(4) .....     0.33%           0.32%          0.38%
Ratio of net income to average net assets.............     6.56%           6.22%          5.97%
Portfolio turnover rate...............................      86%            128%            132%


* Amount represents less than $0.01 per share.

From inception of operations.

(2)    Ratios and portfolio turnover rates are annualized.
(3)    Not annualized.
(4) The investment adviser has contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the Fund's advisory fee, exceed 0.25% of the Fund's average daily net assets. Expenses do not include an administrative fee, ranging from between 0.05% and 0.20%, paid to the investment adviser by each shareholder.

--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

         The Fund's investment adviser is Columbia Management Co., 1300 S.W. Sixth avenue, P.O. Box 1350, Portland, Oregon 97207-1350 ("Adviser" or "CMC"). CMC has acted as an investment adviser since 1969.


         The Fund has contracted with CMC to provide research, advice and supervision with respect to investment matters and to determine what securities to purchase or sell and what portion of the Fund's assets to invest. For the fiscal year ended October 31, 2000, the Fund paid CMC a management fee, expressed as a percentage of average net assets, of 0.25%.


         CMC uses an investment team approach to analyze investment themes and strategies for the Fund. Members of the investment team are responsible for the analysis of particular industries and asset types and for recommendations on individual securities within those industries and asset types. Mr. Leonard A. Aplet, a Vice President of CMC and a Chartered Financial Analyst, has since inception of the Fund (February 1998) had responsibility for implementing on a daily basis the investment strategies developed for the Fund. Mr. Aplet joined the Adviser in 1987 as a portfolio analyst and member of the investment team. Mr. Aplet received a Masters of Business Administration from the University of California at Berkeley prior to joining the investment team.


--------------------------------------------------------------------------------
INFORMATION ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

YOUR ACCOUNT
------------

         Buying Shares
         -------------

                  Shares in the Fund are available for purchase by clients of CMC enabling them to invest in a diversified portfolio of high quality fixed income securities in a pooled environment, rather than purchasing securities on an individual basis. Each investor enters into an Administrative Services Agreement (an "Agreement") with CMC under which CMC agrees to provide certain shareholder services, including attendance at client meetings, preparation of a variety of client or shareholder reports, and performance of other administrative tasks. Each investor pays a fee under the Agreement that is expressed as a percentage of assets it has invested in the Fund. This is in addition to any fees that CMC or any CMC affiliate may receive from the Fund for services rendered to the Fund.

                  If you want to directly invest in the Fund, contact your CMC representative at 1-800-547-1037. In addition, CMC, in its role as discretionary investment adviser, may allocate a portion of a client's investment portfolio into the Fund. If such investment is for the benefit of an employee benefit plan, an independent fiduciary for a CMC client account, after careful review of this Prospectus, including the Fund's expenses and consistency with the client's written investment guidelines, must approve the investment in the Fund. Upon approving the investment, the independent fiduciary will authorize CMC to invest a portion of the client's portfolio in the Fund, at CMC's discretion, subject to limitations imposed by the independent fiduciary.

                ----------------------------------------------------------------
                  If CMC is considered to be a fiduciary of your assets, including the account with the Fund, under the Employee Retirement Income Security Act of 1974, certain conditions must be satisfied before assets may be invested in the Fund by CMC on your behalf. See the Statement of Additional Information for more detail.
                ----------------------------------------------------------------

                  The price for Fund shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

                  Although the Fund has no policy with respect to initial or subsequent minimum investments, purchase orders may be refused at the discretion of the Fund.

         Selling Shares
         --------------

                  You may sell shares at any time. Upon redemption you will receive the Fund's NAV next calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your CMC Representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

                  The Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

         Pricing of Shares
         -----------------

                  The Fund uses market value to value its securities as quoted by dealers who are market makers in these securities or by an independent pricing service, unless the Adviser determines that a fair value determination should be made using procedures and guidelines established by and under the general supervision of the Fund's Board of Trustees. Market values are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. The Fund constantly monitors the price received from market makers and its pricing service and, at times, will manually price its securities using procedures established by and under the general supervision of the Fund's Board of Trustees. Debt securities with remaining maturities of less than 60 days will generally be valued based on amortized cost.

DISTRIBUTION AND TAXES
----------------------

         Income and Capital Gains Distributions
         --------------------------------------

                  Income dividends, consisting of net investment income, are declared daily and paid monthly by the Fund. All income dividends paid by the Fund will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date, unless you have elected to receive the dividends in cash. If all of your shares in the Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. The Fund generally distributes substantially all of its net realized capital gains to shareholders once a year, usually in December. The amount distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the distribution in cash.

         Tax Effect of Distributions and Transactions
         --------------------------------------------

                  The dividends and distributions of the Fund are taxable to most investors, unless the shareholder is exempt from state or federal income taxes or your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income. In general, distributions are taxable as follows:

                 ------------------------------------------------------------------------------------
                 Taxability of Distributions

                 Type of                         Tax Rate for              Tax Rate for
                 Distribution                    15% Bracket               28% Bracket or Higher
                 ------------                    -----------               ---------------------

                 Income Dividends                Ordinary Income Rate      Ordinary Income Rate

                 Short Term Capital Gains        Ordinary Income Rate      Ordinary Income Rate

                 Long Term Capital Gains         10%                       20%
                 ------------------------------------------------------------------------------------

                  The Fund expects that, as a result of its investment objective to achieve a high level of current income, its distributions will consist primarily of income dividends. Each year the Fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

                  The sale of shares in your account may produce a gain or loss and is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Adviser is the same as a sale.


                ----------------------------------------------------------------
                  Your investment in the Fund could have additional tax consequences. Please consult your tax professional for assistance as to the possible application of state and local income tax laws to Fund dividends and capital distributions.
                ----------------------------------------------------------------

--------------------------------------------------------------------------------
MORE ABOUT THE FUND
--------------------------------------------------------------------------------

INVESTMENT STRATEGY
-------------------

         In addition to corporate debt securities and U.S. Government and agency obligations as described above, the Fund may invest in mortgage and other asset-backed securities, bank obligations, collateralized bonds, loan and mortgage obligations, commercial paper, preferred stocks, repurchase agreements, and savings and loan obligations.

         Mortgage-backed securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities).

         Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported with various credit enhancements such as pool insurance, guarantees issued by governmental entities, a letter of credit from a bank or senior/subordinated structures.

         The Fund will usually invest some portion of its assets in Collateralized Mortgage Obligations ("CMOs") issued by U.S. agencies or instrumentalities or in privately issued CMOs that carry an investment grade rating. CMOs are hybrid instruments with characteristics of both mortgage-backed bonds and mortgage pass-through securities. Similar to a mortgage pass-through, interest and prepaid principal on a CMO are paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured in multiple classes, with each class bearing a different stated maturity or interest rate. The Fund will invest in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

         The Fund is permitted to invest in asset-backed securities, subject to the Fund's rating and quality requirements. Through the use of trusts and special purpose subsidiaries, various types of assets, including home equity and automobile loans and credit card and other types of receivables, as well as purchase contracts, financing leases and sales agreements entered into by municipalities, are being securitized in pass-through structures similar to the mortgage pass-through structures described above. Consistent with the Fund's investment objective policies and quality standards, the Fund may invest in these and other types of asset-backed securities which may be developed in the future.

         Due to the inverse relationship between the price of a security and the interest rate of that security (that is, when interest rates rise, the price of fixed income securities generally fall and, conversely, when interests rates fall, the price of fixed income securities generally rise) the value of the Fund's portfolio will fluctuate with changes in interest rates. The Fund will attempt to reduce the risk of principal fluctuations by adjusting the average portfolio duration. In periods of rising interest rates and falling fixed income prices, the Fund may maintain a shorter duration to reduce the impact of a decline in the value of fixed income securities in the Fund's portfolio. Conversely, during times of falling rates and rising prices, a longer average portfolio duration of up to three years may be sought.

         In selecting investments, the Adviser uses a top down analysis, supplemented by a bottom up analysis. Top down analysis begins with an overall evaluation of the investment environment, and allows the Adviser to determine specific industries, market sectors within those industries, specific types of fixed income instruments (for example corporate bonds, treasuries or mortgage pass through securities) and desired levels of portfolio quality, maturity and duration to emphasize. Factors the Adviser considers in its top down analysis include:

         o        economic growth
         o        inflation
         o        interest rates
         o        federal reserve policy
         o        corporate profits
         o        demographics
         o        money flows


             Once individual sectors, types of instruments and markets have been identified, in the case of corporate bonds, the Adviser employs fundamental analysis to select individual securities. Fundamental analysis includes the evaluation of a company's:


         o        financial condition
         o        quality of management
         o        earnings growth and profit margins
         o        sales trends
         o        potential for new product development
         o        dividend payment history and potential
         o        financial ratios
         o        investment in research and development

         By utilizing the investment strategy, the Adviser strives to anticipate and act upon market changes, understand its effect on the risks and rewards of Fund securities, and thereby generate consistent, competitive results over the long-term.

OTHER RISKS
-----------

         In addition to the risks stated in the "RISK/RETURN SUMMARY", there are other risks of investing in the Fund, which are described below:

Mortgage Related Securities and CMOs
------------------------------------

         Mortgage related securities and CMOs are subject to risks relating to cash flow uncertainty; that is, the risk that actual prepayment on the underlying mortgages will not correspond to the prepayment rate assumed by the Fund. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce their growth potential. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgage and expose the Fund to a lower rate of return on reinvestment. To the extent that mortgage backed securities are held by the Fund, the prepayment right of mortgages may limit the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. Additionally, the Fund may agree to purchase or sell these securities with payment and delivery taking place at a future date.

Asset Backed Securities
-----------------------

         In addition to prepayment risk as described above, asset back securities do not usually contain the benefit of a complete security interest in the related collateral.

--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------

         You can find additional information on the Fund's structure and its performance in the following documents:

         o Annual/Semiannual Reports. While the Prospectus describes the Fund's potential investments, these reports detail the Fund's actual investments as of the report date. Reports include a discussion by Fund management of recent market conditions, economic trends, and Fund strategies that significantly affected the Fund's performance during the reporting period.

         o Statement of Additional Information ("SAI"). A supplement to the Prospectus, the SAI contains further information about the Fund and its investment restrictions, risks and polices. It also includes the most recent annual report and the independent accountant's report.

         A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

         A copy of the SAI and the current annual report is attached to this Prospectus. To obtain additional copies of the SAI or copies of the current annual/semiannual report, without charge, or to make inquiries of the Fund, you may contact:

                          CMC Fund Trust
                          1300 S.W. Sixth Avenue
                          Portland, Oregon  97201
                          Telephone:  1-800-547-1037


Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information regarding the Fund are also on the SEC's Internet website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the SEC's E-mail address at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.







SEC file number:  811-5857

------------------------------------------------------------------------------

                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust

------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 CMC Fund Trust
                             1300 S.W. Sixth Avenue
                                  P.O. Box 1350
                             Portland, Oregon 97207
                                 (503) 222-3600

         This Statement of Additional Information contains information relating to CMC Fund Trust (the "Trust") and a portfolio of the Trust, CMC Short Term Bond Fund (the "Fund").


         This Statement of Additional Information is not a Prospectus. It relates to a Prospectus dated December 21, 2000 (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.





                                TABLE OF CONTENTS


Description of the Fund......................................................2
Management...................................................................14
Investment Advisory and Other Fees Paid to Affiliates........................17
Portfolio Transactions.......................................................19
Capital Stock and Other Securities...........................................21
Purchase, Redemption and Pricing of Shares...................................21
Custodians...................................................................24
Independent Accountants......................................................24
Taxes........................................................................24
Yield and Performance........................................................28
Financial Statements.........................................................29



                                December 21, 2000

--------------------------------------------------------------------------------
                             DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------


         The Trust is an Oregon business trust established under a Restated Declaration of Trust, dated October 13, 1993, as amended. The Trust is an open-end, management investment company comprised of separate portfolios, each of which is treated as a separate fund. There are seven portfolios established under the Trust: the Fund, CMC High Yield Fund, CMC Small Cap Fund, CMC International Stock Fund, CMC Fixed Income Securities Fund, CMC International Bond Fund and CMC Small/Mid Cap Fund. The Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment adviser for the Fund is Columbia Management Co. (the "Adviser"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further discussion regarding the Adviser.


INVESTMENT OBJECTIVE, POLICIES AND RISKS
----------------------------------------

         The Fund's primary investment objective is to provide shareholders with a high level of current income consistent with a high degree of stability of principal. The Fund's objective may not be changed without a vote of the outstanding voting securities of the Fund. There is no assurance that the Fund will achieve its investment objective.

         To achieve its investment objective, the Fund expects to invest at least 50% of its assets in:

         (i) U.S. Government securities, including bonds, notes and bills issued by the U.S. Treasury, and securities issued by agencies and instrumentalities of the U.S. Government;

         (ii) corporate debt securities rated, at the time of purchase, in one of the two highest ratings categories of Standard & Poor's ("S&P") (AAA or AA) or Moody's Investor's Services, Inc. ("Moody's") (Aaa or
         Aa);

         (iii)   or, if not rated, judged to be of comparable quality.

         Subject to the above restrictions, the Fund may invest in investment grade debt securities, meaning securities which, at the time of purchase, are rated Baa or higher by Moody's, BBB or higher by S&P, or, if unrated, believed to be equivalent to securities with those ratings. Although bonds rated Baa or BBB are believed to have adequate capacity to pay principal and interest, they have speculative characteristics because they lack certain protective elements. In addition, the price of such bonds may be more sensitive to adverse economic changes or individual corporate developments than bonds with higher investment ratings. The Fund will evaluate the appropriateness, in light of the existing circumstances, of retaining any security whose credit rating drops below Baa or BBB after its purchase by the Fund. Finally, up to 10% of the Fund's assets may be invested in lower grade securities (rated Ba or B by Moody's or BB or B by S&P), commonly referred to as "junk bonds," when the Adviser believes these securities present attractive investment opportunities despite their speculative characteristics. Bond ratings are described below under "INVESTMENTS HELD BY THE FUND."

         The Fund's average portfolio duration may not exceed 3 years. Securities will be selected on the basis of the Adviser's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average portfolio duration of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired duration range. This may result in a greater level of realized capital gains and losses than if the Fund held all securities to maturity.

         Depending upon the prevailing market conditions, debt securities may be purchased at a discount from face value, producing a yield of more than the coupon rate, or at a premium over face value, producing a yield of less than the coupon rate. In making investment decisions, the Fund will consider factors other than current yield, such as preservation of capital, maturity, and yield to maturity. Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers will not be retained in the portfolio. Orderly disposition of these equity securities will be made consistent with the Adviser's judgement as to the best obtainable price.

INVESTMENTS HELD BY THE FUND
----------------------------

         Securities held by the Fund may include a variety of fixed income debt securities, such as bonds, debentures, notes, equipment trust certificates, short-term obligations (those having maturities of 12 months or less), such as prime commercial paper and bankers' acceptances, domestic certificates of deposit, obligations of or guaranteed by the U.S. Government and its agencies or instrumentalities, Government National Mortgage Association ("GNMA") mortgage-backed certificates and other similar securities representing ownership in a pool of loans ("pass-through securities"), and repurchase agreements with banks or securities dealers relating to these securities. Portfolio securities may have variable or "floating" interest rates. Investments may also be made in fixed income preferred stocks. Debt securities and preferred stocks may be convertible into, or exchangeable for, common stocks, and may have warrants attached. The Fund may invest in high quality government and foreign corporate fixed income securities. Additional information with respect to certain of the securities in which the Fund may invest is set forth below.

Securities Rating Agencies
--------------------------

         The following is a description of the bond ratings used by Moody's and S&P. Subsequent to its purchase by the Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of bonds from the Fund's portfolio, but the Adviser will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio.

         Bond Ratings. Moody's -- The following is a description of Moody's bond ratings:

         Aaa - Best quality; smallest degree of investment risk.

         Aa - High quality by all standards; Aa and Aaa are known as high-grade bonds.

         A - Many favorable investment attributes; considered upper medium-grade obligations.

         Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

         Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

         B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

         S&P -- The following is a description of S&P's bond ratings:

         AAA - Highest rating; extremely strong capacity to pay principal and interest.

         AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

         A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

         Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

         BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

         B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

         CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

         Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Certificates of Deposit
-----------------------

         Certificates of Deposit are receipts issued by a U.S. bank in exchange for the deposit of funds. The bank agrees to pay the amount deposited, plus interest, to the bearer of the receipt on the date specified on the certificate. Because the certificate is negotiable, it can be traded in the secondary market before maturity. Under current FDIC regulations, $100,000 is the maximum insurance payable on Certificates of Deposit issued to the Fund by any one bank. Therefore, Certificates of Deposit purchased by the Fund may not be fully insured.

Bankers' Acceptances
--------------------

         Time drafts are drawn on a U.S. bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise or, less frequently, foreign exchange. The draft is then "accepted" by the U.S. bank (the drawee), which in effect unconditionally guarantees to pay the face value of the instrument on its maturity date. The face of the instrument specifies the dollar amount involved, the maturity date, and the nature of the underlying transaction.

Letters of Credit
-----------------

         Letters of Credit are issued by banks and authorize the beneficiary to draw drafts upon such banks for acceptance and payment under specified conditions.

Commercial Paper
----------------

         Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

         Commercial Paper Ratings. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's respectively.

         Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Government Securities
---------------------

         Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

         Treasury Obligations. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

         Obligations of Agencies and Instrumentalities. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities
---------------------------------------------------------------

         The Fund may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

         Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Fund to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by the Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of the Fund's shares.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the

Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

         The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of the Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

         Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

         FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/services and poolers, the Adviser determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")
--------------------------------------------

         The Fund may invest in CMOs, which are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

         CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

         In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

         The Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by the Fund.

Other Mortgage-Backed Securities
--------------------------------

         The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities
-----------------------------

         The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with the Fund's investment objectives and policies, the Fund may invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities
------------------------------------

         Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by the Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by the Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Transactions
-----------------

         Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrage, or other securities transactions. Loans of portfolio securities of the Fund will be made (if at all) in conformity with applicable federal and state rules and regulations. The purpose of a qualified loan transaction is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

         Management of the Fund understands that it is the view of the Staff of the SEC that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100% collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

         While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

Foreign Fixed Income Securities
-------------------------------

         The Fund may invest up to 10% of its total assets in fixed income securities of foreign issuers, including securities issued by foreign governments, denominated in U.S. dollars. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments. Foreign investments involve certain other risks, including possible political or economic instability, the possibility of currency exchange controls, reduced availability of public information about a foreign company, and the lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. In addition, with respect to certain foreign countries, there is a possibility of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the obligation.

Repurchase Agreements
---------------------

         The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to criteria adopted by the Adviser. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.


Illiquid Securities
-------------------

         No illiquid securities will be acquired by the Fund if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

         The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus not subject to the Fund's 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Adviser determines the liquidity of Rule
144A securities and, through reports from the Adviser, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, the Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Dollar Roll Transactions
------------------------

         The Fund may enter into "dollar roll" transactions, which consist of the sale by the Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date and at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

         The Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions. The Funds will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.

         Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as borrowings of the Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to the Fund. For example, while the Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

         The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security.

INVESTMENT RESTRICTIONS
-----------------------

         The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will the Fund's investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund.

The Fund may not:

         1.     Buy or sell commodities or commodity futures contracts.

         2. Concentrate investments in any industry. However, it may (a) invest up to 25% of the value of its total assets in any one industry, (b) invest up to 100% of the value of its total assets in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and (c) invest for defensive purposes up to 80% of the value of its total assets in certificates of deposit (C/D's) and banker's acceptances with maturities not greater than one year. C/D's and banker's acceptances will be limited to domestic banks which have total assets in excess of $1 billion and are subject to regulatory supervision by the U.S. Government or state governments. Commitments to purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities on a "when-issued" basis may not exceed 20% of the total assets of the Fund. Emphasis on investments in securities of a particular industry will be shifted whenever the adviser determines that such action is desirable for investment reasons. The Trustees will periodically review these decisions of the adviser.

         3. Buy or sell real estate. However, the Fund may purchase or hold securities issued by companies, such as real estate investment trusts, that deal in real estate or interests therein, and participation interests in pools of real estate mortgage loans.

         4. Make loans to other persons (except by purchase of short-term commercial paper, bonds, debentures, repurchase agreements or other debt securities constituting part of an issue). The Fund may lend portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33 1/3% of its total assets.

         5. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of such illiquid securities. See "DESCRIPTION OF THE FUND, INVESTMENTS HELD BY THE FUND" for a complete discussion of illiquid securities.

         6. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of that issuer to be held in the Fund.

         7. Purchase the securities of any issuer if the purchase, at the time thereof, would cause more than 5% of the value of its total assets at market value to be invested in the securities of that issuer (other than obligations of the U.S. Government and its instrumentalities), with reference to 75% of the assets of the Fund.

         8. Purchase or retain securities of an issuer, any of whose officers or directors or security holders is an officer or director of the Fund or of its adviser if, or so long as, the officers and directors of the Fund and of its adviser together own beneficially more than 5% of any class of securities of the issuer.

         9. Purchase securities of other open-end investment companies, except as permitted by Section 12(d)(1)(A) of the 1940 Act.

         10.    Issue senior securities, bonds, or debentures.

         11. Underwrite securities of other issuers, except the Fund may acquire portfolio securities in circumstances where, if the securities are later publicly offered or sold by the Fund, it might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended (the "1933 Act").

         12. Borrow money except as a temporary measure for extraordinary or emergency purposes. Its borrowings may not exceed 5% of the gross assets of the Fund valued at the lesser of cost or market value, nor may it pledge, mortgage, or hypothecate assets valued at market to an extent greater than 10% of the gross assets of the Fund valued at cost.

         13. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years of continuous operation.

         14.    Invest in companies to exercise control or management.

         15. Buy any securities or other property on margin or purchase or sell puts or calls, or confirmations thereof.

         16. Engage in short sales of securities except to the extent that it owns other securities convertible into an equivalent amount of such securities. These short sales may only be made to protect a profit in or to attempt to minimize a loss with respect to convertible securities. In any event no more than 10% of the Fund's net assets valued at market may, at any time, be held as collateral for such sales.


--------------------------------------------------------------------------------
                                   MANAGEMENT
--------------------------------------------------------------------------------


         The Fund is managed under the general supervision of the Trustees of the Trust. The trustees and officers of the Trust are listed below, together with their principal business occupations. All principal business positions have been held for more than five years, except as follows: Columbia Strategic Value Fund, Inc. and Columbia Technology Fund, Inc. since October 2000; Columbia National Municipal Bond Fund, Inc. since January 1999; Columbia Small Cap Fund, Inc. since August 1996; and except as otherwise indicated. The term "Columbia Funds" refers to Columbia High Yield Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia National Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short

Term Bond Fund, Inc., Columbia Special Fund, Inc., Columbia Growth Fund, Inc., Columbia Daily Income Company, Columbia Small Cap Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Strategic Value Fund, Inc. and Columbia Technology Fund, Inc.

J. JERRY INSKEEP, JR.,* Age 69, Chairman and Trustee of the Trust; Chairman and Director of each of the Columbia Funds; Consultant with Columbia Management Co. (the "Adviser"), the investment adviser of the Fund (since December 2000); formerly President of the Trust and each of the Columbia Funds; formerly Chairman and a Director of the Adviser, Columbia Funds Management Company ("CFMC"), Columbia Trust Company (the "Trust Company"), the Fund's transfer agent; and formerly a Director of Columbia Financial Center Incorporated ("Columbia Financial"). Mr. Inskeep's business address is 1300 S.W. Sixth Avenue, P.O. Box 1350, Portland, Oregon 97207.

JAMES C. GEORGE, Age 68, Trustee of the Trust (since December 1997) and Director of each of the Columbia Funds (since June 1994). Mr. George, former investment manager of the Oregon State Treasury (1966-1992), is an investment consultant. Mr. George's business address is 1001 S.W. Fifth Avenue, Portland, Oregon 97204.

PATRICK J. SIMPSON, Age 56, Trustee of the Trust (since April 2000) and Director of each of the Columbia Funds (since April 2000); attorney with Perkins Coie LLP. Mr. Simpson's business address is 1211 S.W. Fifth Avenue, Suite 1500, Portland, Oregon 97204.

RICHARD L. WOOLWORTH, Age 59, Trustee of the Trust and Director of each of the Columbia Funds; Chairman of Regence BlueCross BlueShield of Oregon. Mr. Woolworth's address is 200 S.W. Market Street, Portland, Oregon 97201.

JEFF B. CURTIS,* Age 47, President and Assistant Secretary of the Trust and each of the Columbia Funds (since April 2000); Chief Operating Officer (since July
2000) and Secretary (April 1993-October 1999), Director and President of Columbia Financial (since October 1999); President and Chief Operating Officer (since October 2000), Chairman (since March 2000), Director (since January
1999), Senior Vice President (January 1999-October 2000) and Secretary (April 1993-October 2000) of the Trust Company; President (since October 2000), Chief Operating Officer (since July 2000), Director (since December 1997) and Senior Vice President (January 1999-October 2000) of the Adviser and CFMC. Prior to his current officer positions, Mr. Curtis was Vice President and General Counsel of the Adviser, CFMC, the Trust Company and Columbia Financial (from April 1993 to December 1998). Mr. Curtis's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

THOMAS L. THOMSEN,* Age 56, Vice President of the Trust and each of the Columbia Funds (since April 2000); Chief Executive Officer (since October 2000), President (December 1997-October 2000), Chief Investment Officer (since December
1997) and Director (since 1980) of the Trust Company; Chairman (since October
2000), Director (since 1989), President (December 1997-October 2000), Chief Investment Officer (since December 1997) of the Adviser; Chief Executive Officer and Chairman (since October 2000) Director (since 1982), Chief Investment Officer (since December 1997) and President (December 1997-October 2000) of CFMC. Prior to his current officer positions, Mr. Thomsen was Vice President of the Adviser, CFMC and the Trust Company. Mr. Thomsen's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

MYRON G. CHILD,* Age 60, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December
1997); Vice President of the Adviser and CFMC (since December 1997). Prior to becoming Vice President to the Adviser and CFMC, Mr. Child was Corporate Controller (from March 1981 to November 1997). Mr. Child's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

KATHLEEN M. GRIFFIN,* Age 41, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of Columbia Financial (since December 1997). Prior to becoming a Vice President of Columbia Financial, Ms. Griffin was Manager of Shareholder Communications (from January 1995 to November
1997). Ms. Griffin's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

JEFFREY L. LUNZER,* Age 39, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since April
2000), the Adviser and CFMC (since January 1999). Prior to becoming a Vice President of the Trust Company, Adviser and CFMC, Mr. Lunzer was the Funds' Controller (from December 1998 to December 1999). Prior to joining the Adviser and CFMC, Mr. Lunzer was Vice President and Accounting Manager for WM Shareholder Services, Inc., a subsidiary of Washington Mutual Bank (from 1984 to November 1998), and Treasurer and Fund Officer of WM Group of Funds, a mutual fund company (from 1988 to November 1998). Mr. Lunzer's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

SUSAN J. WOODWORTH,* Age 48, Vice President of the Trust and each of the Columbia Funds (since April 2000); Vice President of the Trust Company (since December 1997). Prior to becoming Vice President of the Trust Company, Ms. Woodworth was Manager of Mutual Fund Operations (from July 1980 to November
1997). Ms. Woodworth's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

MARK A. WENTZIEN,* Age 40, Secretary of the Trust and each of the Columbia Funds (since April 2000); Director, Vice President, Compliance Officer and Secretary of Columbia Financial (since January 1999); Secretary (since October 2000); Associate Counsel of the Trust Company (since January 1999); Vice President-Legal of the Adviser and CFMC (since July 1999), and Associate Counsel (from April 1997 to June 1999). Prior to joining the Adviser and CFMC, Mr. Wentzien was an attorney with the law firm of Davis Wright Tremaine LLP (from September 1985 to April 1997). Mr. Wentzien's business address is 1300 S.W. Sixth Avenue, Portland, Oregon 97207.

         *These individuals are "interested persons" as defined by the Investment Company Act of 1940 (the "1940 Act") and receive no fees or salaries from the Trust or the Funds.

         The following table sets forth the compensation received by the disinterested trustees of the Trust for the fiscal year ended October 31, 2000:

                                                     Total Compensation from the
Trustee                  Compensation From Trust     Trust  and Columbia Funds
-------                  -----------------------     -------------------------

Richard L.  Woolworth            $9,000                          $33,000
Thomas R. Mackenzie*             $4,500                          $16,000
James C. George                  $9,000                          $32,000
Patrick J. Simpson**             $4,500                          $16,000

*Mr. Mackenzie retired as trustee of the Trust in April 2000.
**Mr. Simpson was elected as Trustee of the Trust to fill the vacancy created by the retirement of Mr. Mackenzie.

         At December 20, 2000, to the knowledge of the Trust, the following persons owned of record or beneficially more than 5% of the outstanding shares of the Fund:


                                                Shares Beneficially Owned

Name and Address                                  at December 20, 2000
----------------                                --------------------------

Honzel Ltd. Partnership                         2,855,277       (43,48%)
12929 S.W. Forest Meadows

Lake Oswego, OR  97034


Legacy Health System Fixed Income II            1,294,950       (19.72%)
1919 N.W. Lovejoy

Portland, OR  97209


Oregon Health Sciences Foundation                 612,119        (9.32%)
1121 S.W. Salmon Street, Suite 200

Portland, OR  97205


         As defined by SEC rules and regulations, the Oregon Health Sciences Foundation is a "control person" of the Fund, since it owns over 25% of the voting securities of the Fund. The fact that it owns over 25% of the Fund's voting securities means it may be able to impact the outcome of any matter in which shareholders are asked to vote.



--------------------------------------------------------------------------------
              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES
--------------------------------------------------------------------------------

         The investment adviser to the Fund is Columbia Management Co. (the "Adviser"). The Adviser has entered into an investment contract with the Fund. Pursuant to the investment contract the Adviser provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest.

         The Adviser and the Trust Company are indirect wholly owned subsidiaries of FleetBoston Financial Corporation ("Fleet"). Fleet and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

         The Adviser provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.


         For its services provided to the Fund, the Adviser charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.25 of 1% of its daily net assets. Advisory fees paid by the Fund to the Adviser were $229,355, $259,716, and $67,403 for fiscal years 2000, 1999 and the period from inception, February 2, 1998, through October 31, 1998, respectively. The Adviser has agreed to reimburse the Fund to the extent Total Fund Operating Expenses, not including the administrative fee described below, exceed 0.25%. If the Adviser had not agreed to reimburse the Fund for such expenses, Total Fund Operating Expenses for the Fund, not including the Administrative fee described below, would have been 0.33%.


         In addition to the investment advisory fee payable by the Fund to the Adviser, each shareholder enters into an Administrative Services Agreement (the "Agreement") with the Adviser. Pursuant to this Agreement, the Adviser agrees to provide certain administrative services to each shareholder and charges each shareholder a fee for those services based on the level of shareholder assets invested in the Fund. The fees range from 0.05% to 0.20%.


         The Trust Company acts as transfer agent and dividend crediting agent for the Fund. Its address is 1301 S.W. Fifth Avenue, P.O. Box 1350, Portland, Oregon 97207. It issues certificates for shares of the Fund, if requested, and records and disburses dividends for the Fund. The Trust pays the Trust Company a per account fee of $1 per month for each shareholder account with the Fund existing at any time during the month, with a minimum aggregate fee of $1,500 per month. In addition, the Trust pays the Trust Company for extra administrative services performed at cost in accordance with a schedule set forth in the agreement between the Trust Company and the Trust and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under that agreement. The Trust paid $18,000 to the Trust Company for services performed for the fiscal year ended October 31, 2000 under the transfer agent agreement relating to the Fund.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

         The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

         There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such brokerage commissions vary among different brokers, and a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

         Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where fees or commissions are involved. Additional factors considered in the process of selecting a broker-dealer to execute a transaction include: (i) professional capability of the executing broker-dealer and the value and quality of the services provided by the broker-dealer; (ii) size and type of the transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security purchased or sold; (v) the broker-dealer's execution efficiency and settlement capability; (vi) the executing broker-dealer's stability and the execution services it renders to the Adviser on a continuing basis; and (vii) reasonableness of commission. Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts.

         Allocation of transactions to obtain research services for the Adviser enables the Adviser to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Adviser that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Adviser by the Fund would not be reduced as a result of the receipt of such information and services by the Fund. The receipt of research services from brokers or dealers might be useful to the Adviser and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Adviser in carrying out its obligations to the Fund. As permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Adviser an amount of undisclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

         The Adviser may use research services provided by, and place agency transactions with, affiliated broker-dealers if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate, primarily Robertson Stephens, is a member, the trade will be accomplished in accordance with the rules and regulations of the Investment Company Act of 1940.

         Investment decisions for a Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Adviser or its affiliate, Columbia Funds Management Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous or closely timed transactions in the same security are likely when several funds or accounts are managed by the same investment adviser and its affiliates, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Adviser may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of these transactions, allocations among the Fund, other portfolios of the Trust and other accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

         Both the Trust and the Adviser have adopted a Code of Ethics (the "Code") that sets forth general and specific standards relating to the securities trading activities of all their employees. The Code does not prohibit employees from purchasing securities that may be held or purchased by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or the Adviser's other clients, or take unfair advantage of their relationship with the Adviser. The specific standards in the Code include, among others, a requirement that trades of access persons be pre-cleared; a prohibition on investing in initial public offerings; required pre-approval of an investment in private placements; a prohibition on portfolio managers trading in a security seven days before or after a trade in the same security by an account over which the manager exercises investment discretion; and a prohibition on realizing any profit on the trading of a security held less than 60 days. Certain securities and transactions, such as mutual fund shares or U. S. Treasuries and purchases of options on securities indexes or securities under an automatic dividend reinvestment plan, are exempt from the restrictions in the Code because they present little or no potential for abuse. Certain transactions involving the stocks of large capitalization companies are exempt from the seven day black-out period and short-term trading prohibitions because such transactions are highly unlikely to affect the price of these stocks. In addition to the trading restrictions, the Code contains reporting obligations that are designed to ensure compliance and allow the Adviser's Ethics Committee to monitor that compliance.

         The Trust and the Adviser have also adopted a Policy and Procedures Designed to Detect and Prevent Insider Trading (the "Insider Trading Policy"). The Insider Trading Policy prohibits any employee from trading, either personally or on behalf of others (including a client account), on the basis of material nonpublic information. All employees are required to certify each year that they have read and complied with the provisions of the Code and the Insider Trading Policy.

--------------------------------------------------------------------------------
                       CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

         The Trust may establish separate series of investment portfolios under its Restated Declaration of Trust. The Fund, CMC Small Cap Fund, CMC International Stock Fund, CMC High Yield Fund, CMC Fixed Income Securities Fund, CMC International Fund and CMC Small/Mid Cap Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

         Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.



--------------------------------------------------------------------------------
                   PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

PURCHASES

         Shareholders of the Fund are investment advisory clients of the Adviser. Investments in the Fund are made directly by clients of the Adviser or by the Adviser in its role as discretionary investment adviser for a portion of shareholder's assets. However, with respect to assets of an investment advisory client of the Adviser invested in the Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Adviser (for the period during which the assets are invested in the Fund).

         If the Adviser is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Adviser on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Adviser to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Adviser serves as an investment adviser if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Adviser under standards set forth by the U. S. Department of Labor in the Exemption.

         The second, independent fiduciary that must approve investments in the Fund by the Adviser must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of CMC as an investment adviser with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

         The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisers concerning the tax consequences to them of the exchange.

REDEMPTIONS
-----------

         Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, (2) when trading on the New York Stock Exchange is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the Securities and Exchange Commission ("SEC") may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The New York Stock Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

         The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES
-----------------

         The net asset value per share of the Fund is determined by the Adviser, under procedures approved by the trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the trustees. The net asset value per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

         The Fund's portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at the average between representative bid and asked quotations obtained from a third party pricing service or from established market makers. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value.

         Certain fixed income securities for which daily market quotations are not readily available, or for which the Adviser believes accurate quotations have not been received from the pricing service, may be valued by the Adviser, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

--------------------------------------------------------------------------------
                                   CUSTODIANS
--------------------------------------------------------------------------------

         U S Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208, acts as general custodian of the Trust (a "Custodian"). The Chase Manhattan Bank ("Chase" or a "Custodian"), 3 Chase Metrotech Center, Brooklyn, New York 11245, has entered into a custodian agreement with the Trust in respect of the purchase of foreign securities by the Fund. The Custodians hold all securities and cash of the Fund, receive and pay for securities purchased, deliver against payment securities sold, receive and collect income from investments, make all payments covering expenses of the Fund, and perform other administrative duties, all as directed by authorized officers of the Trust. The Custodians do not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

         The Fund is authorized to invest up to 10% of its total assets in fixed income securities of foreign issuers, denominated in U.S. dollars. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with Chase (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Trustees of the Trust or a delegate of the Trustees in accordance with regulations under the 1940 Act.


--------------------------------------------------------------------------------
                             INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         PricewaterhouseCoopers LLP, 1300 S.W. Fifth Avenue, Suite 3100, Portland, Oregon 97201, serves as the Trust's independent accountants and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.


--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

Federal Income Taxes
--------------------

         The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund believes it satisfies the tests to qualify as a regulated investment company.

         To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "90% Test"); and

         (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the value of the assets of the Fund is represented by cash, government securities, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in the securities (other than government securities) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

         Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest in excess of certain disallowed deductions (unless the Internal Revenue Service waives this requirement) and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

         The Trust currently has seven portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each fund as a separate corporation (provided that each fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

         A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

         If any net long-term capital gains in excess of net short-term capital losses are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

         Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. Income distributions from the Fund are unlikely to qualify for the dividends-received deduction for corporate shareholders because the income of the Fund consists largely or entirely of interest rather than dividends. Distributions of any excess of net long-term capital gain over net short-term capital loss from the Fund are ineligible for the dividends-received deduction.

         The Fund may invest up to 10% of its total assets in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. These foreign taxes will reduce the Fund's distributed income. The Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign securities. The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The Fund intends to take advantage of such treaties where possible. It is impossible to predict with certainty in advance the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

         Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income. Any loss that is realized and allowed on redemption of shares of the Fund less than six months from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

         Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Within 60 days after the close of each taxable year (October 31), the Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions which the Fund has designated to be treated as long-term capital gain.

         A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

         If a fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

         A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

         The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act. Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

State Income Taxes
------------------

         The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information
----------------------

         The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of an investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisers regarding specific questions as to federal, state, or local taxes.

--------------------------------------------------------------------------------
                              YIELD AND PERFORMANCE
--------------------------------------------------------------------------------

         The Trust may from time to time advertise or quote current yield and total return performance for the Fund. These figures represent historical data and are calculated according to SEC rules standardizing such computations. The investment return on and the value of shares of the Fund will fluctuate so that the shares when redeemed may be worth more or less than their original cost.

         Current yield of the Fund is calculated by dividing the net investment income per share earned during an identified 30-day period by the maximum offering price per share on the last day of the same period, according to the following formula:
                                         6
                  Yield = 2 [(a-b/cd + 1)  -1]
                                cd

         Where: a =      dividends and interest earned during the period.

                  b =    expenses accrued for the period.

                  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                  d = the maximum offering price per share on the last day of the period.


         The Fund uses generally accepted accounting principles in determining its income paid, and these principles differ in some instances from SEC rules for computing income for the above yield calculations. Therefore, the quoted yields as calculated above may differ from the actual dividends paid. The current yield of the Fund for the 30 day period ended October 31, 2000 was 6.73%.


         The Trust may publish average annual total return quotations for recent 1, 5, and 10-year periods (or a fractional portion thereof) computed by finding the average annual compounded rates of return over the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           n
                     P(1+T)  =  ERV

         Where:      P       =  a hypothetical initial payment of $1000

                     T       =  average annual total return

                     n       =  number of years

                     ERV     =  ending redeemable value of a hypothetical
                                $1000 payment made at the beginning of the 1, 5, and 10-year periods (or a fractional portion thereof)

         Total return figures may also be published for recent 1, 5, and 10-year periods (or a fractional portion thereof) where the total return figures represent the percentage return for the 1, 5, and 10-year periods that would equate the initial amount invested to the ending redeemable value. If the Trust's registration statement under the 1940 Act with respect to the Fund has been in effect less than 1, 5 or 10 years, the time period during which the registration statement with respect to that Fund has been in effect will be substituted for the periods stated. For the period ended October 31, 2000, the total return for the Fund for the 1 year period and since inception (February 2, 1998) was 6.92% and 5.65%, respectively.

         The Fund may compare its performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. Examples of these services or publications include Lipper Analytical Services, Inc., Barron's, Financial World, Forbes, Investor's Business Daily, Money, Morningstar Mutual Funds, The Wall Street Journal and USA Today. (Lipper Analytical Services, Inc. is an independent rating service that ranks over 1000 mutual funds based on total return performance.) These ranking services and publications may rank the performance of the Fund against all other funds over specified categories.


         The Fund may also compare its performance to that of a recognized unmanaged index of investment results, including the S&P 500, Dow Jones Industrial Average, Russell 2000, and NASDAQ stock indices and the Lehman Brothers and Lipper Analytical bond indices. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.

         The Fund may also compare its performance to other income producing securities such as (i) money market funds; (ii) various bank products (based on average rates of banks and thrift institution certificates of deposit, money market deposit accounts, and NOW accounts as reported by the Bank Rate Monitor and other financial reporting services, including newspapers); and (iii) U.S. treasury bills or notes. There are differences between these income-producing alternatives and the Fund other than their yields, some of which are summarized below.

         The yield of the Fund is not fixed and will fluctuate. The principal value of your investment is not insured and its yield is not guaranteed. Although the yields of bank money market deposit accounts and NOW accounts will fluctuate, principal will not fluctuate and is insured by the Federal Deposit Insurance Corporation up to $100,000. Bank passbook savings accounts normally offer a fixed rate of interest and their principal and interest are also guaranteed and insured. Bank certificates of deposit offer fixed or variable rates for a set term. Principal and fixed rates are guaranteed and insured. There is no fluctuation in principal value. Withdrawal of these deposits prior to maturity will normally be subject to a penalty.


--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


         The financial statements for the Fund for the fiscal year ended October 31, 2000, together with the Report of Independent Accountants of PricewaterhouseCoopers LLP, are attached hereto and incorporated by reference into this Statement of Additional Information.

                            CMC SHORT TERM BOND FUND
                            A Portfolio of CMC Trust
                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE


We are pleased to provide you with an investment review of the CMC Short Term Bond Fund. For the fiscal year ended October 31, 2000, the Fund returned 6.92%. This performance compares favorably to the Merrill Lynch 1-5 Gov't/Corp. Index return of 6.29% and the Lipper Short/Intermediate Investment Grade Fund Index return of 5.98% for the same period.

In the last two months of 1999, the first two months of the Fund's fiscal year, yields rose along with expectations that the Federal Reserve would raise interest rates more aggressively in response to continued strong economic growth and low unemployment. Shorter issues performed well compared to longer maturity bonds and the Fund benefited relative to longer funds. In January 2000, the announcement that the Treasury would buyback outstanding issues in light of the growing budget surplus prompted a rally in long U.S. Treasury securities. At the same time, yields on short issues rose in the first quarter of 2000, as the Federal Reserve signaled its intent to take more aggressive action aimed at slowing economic activity to a more sustainable pace. This caused the yield curve to "invert", meaning that longer bonds were yielding less than short bonds. The Fed did raise interest rates 1.00% in a series of three moves taken at their February, March and May meetings. During the summer, economic growth finally showed signs of moderating, improving prospects that the Federal Reserve tightening cycle was nearing an end.

The Fund benefited during the year, relative to the market, from its overweighting in short mortgage and asset-backed securities. The Fund's large weighting in floating rate securities, whose income increased along with short term rates, also contributed to outperformance versus its benchmark. The average duration of the Fund was maintained at about 2.3 years throughout the period. Given this relatively short duration, the Fund is expected to have less risk of price fluctuation during periods of interest rate volatility than fixed income funds with a longer duration.


The Fund seeks to provide investors with a high level of current income consistent with stability of principal by investing in high quality, short-term fixed-income securities. The Fund is managed to minimize credit risk and market value fluctuations, while striving to maintain liquidity for shareholders.

Thank you for your continued confidence in the CMC Short Term Bond Fund.

The Columbia Investment Team

December 10, 2000

Graphic line chart depicting "Growth of $10,000 Since Inception" showing the growth in dollar amounts ($9,000-$11,600) of CMC Short Term Bond Fund, Merrill 1-5 Gov't/Corp Index and Lipper Short/Int. Inv. Grade Fund Index for the period 2/2/98 to 10/31/00 to $11,600, $11,539, and $11,348, respectively:

                           Average Annual Total Return
                             1 Year Since Inception
CMC Short Term Bond                          6.92%                       5.65%
Merrill 1-5 Gov't/Corp Index                 6.29%                       5.44%
Lipper Short/Int. Inv. Grade Fund Index      5.98%                       4.80%

Past performance does not guarantee future results. The Fund's inception date was 2/2/98. The Merrill Index and the Lipper Index are based on the periods beginning February 1, 1998. Total return performance is illustrated for the periods ended October 31, 2000. The Merrill 1-5 Year Gov't/Corp Index represents average market-weighted performance of U.S. Treasury and agency securities and investment-grade corporate bonds with maturities between one and five years. The Lipper Index represents average performance of the 30 largest short intermediate term investment grade debt funds tracked by Lipper Analytical Services, Inc.

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                              FINANCIAL HIGHLIGHTS
              (For a Fund Share Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                                          February 2,
                                                                                              to
                                                            Year ended October 31,        October 31,
                                                         -----------------------------
                                                             2000            1999         1998 (1)(2)
                                                         -------------    ------------    ------------

Net asset value, beginning of period............               $11.72          $12.09          $12.00
                                                         -------------    ------------    ------------
Income from investment operations:
     Net investment income......................                 0.77            0.72            0.54
     Net realized and unrealized gains (losses)
       on investments...........................                 0.01           (0.37)           0.09
                                                         -------------    ------------    ------------
               Total from investment operations.                 0.78            0.35            0.63
                                                         -------------    ------------    ------------

Less distributions:
      Dividends from net investment income......                (0.77)          (0.72)          (0.54)
      Distributions from net capital gains......                    -           (0.00)*             -
                                                         -------------    ------------    ------------
               Total distributions..............                (0.77)          (0.72)          (0.54)
                                                         -------------    ------------    ------------

Net asset value, end of period..................               $11.73          $11.72          $12.09
                                                         =============    ============    ============

Total return....................................                6.92%           2.96%           5.38% (3)

Ratios/Supplemental data
Net assets, end of period (in thousands)........              $82,809        $144,821         $42,692
Ratio of net expenses to average net assets (4).                0.25%           0.25%           0.25%
Ratio of total expenses to average net assets (4)               0.33%           0.32%           0.38%
Ratio of net income to average net assets.......                6.56%           6.22%           5.97%
Portfolio turnover rate.........................                  86%            128%            132%

* Amount represents less than $0.01 per share.

(1)   From inception of operations.
(2)   Ratios and portfolio turnover rates are annualized.
(3)   Not annualized.
(4) The investment adviser has contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the Fund's advisory fee, exceed 0.25% of the Fund's average daily net assets. Expenses do not include an administrative fee paid to the adviser by each shareholder in an amount, ranging between 0.05% and 0.20%, depending upon the size of the account.




                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                          CMC SHORT TERM BOND FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2000
                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
U.S. GOVERNMENT SECURITIES (14.4%)
 U.S. TREASURY NOTES AND BONDS (2.1%)
    U.S. TREASURY INFLATION INDEX BOND
      3.375% 01/15/2007                                        $ 1,825,767           $ 1,777,840
                                                                                     -----------
 U.S. AGENCY BONDS (0.9%)
    FEDERAL HOME LOAN BANK
      6.875% 07/18/2002                                            750,000               755,040
                                                                                     -----------
 FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) (0.9%)
      8.00% 07/01/2030 - 10/01/2030                                529,652               537,266
      8.75% 02/01/2001 - 08/01/2001                                152,033               152,793
      10.25% 09/01/2009                                             11,477                11,975
                                                                                     -----------
                                                                                         702,034
                                                                                     -----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (4.9%)
      6.00% 02/01/2029                                           1,510,069             1,416,634
      6.50% 09/01/2030                                             169,719               163,195
      7.00% 01/01/2030                                             146,101               142,723
      7.50% 08/01/2013 - 06/01/2015                              2,332,352             2,349,844
                                                                                     -----------
                                                                                       4,072,396
 AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (2.0%)                                   -----------
    FHLMC GNMA MULTICLASS MTG. PARTN. CTFS.
      GTD. SERIES 24 CL. J
      6.25% 11/25/2023                                             420,000               398,191
    FHLMC MULTICLASS MTG. PARTN. CTFS.
      GTD. SERIES 1767 CL. H
      7.50% 09/15/2022                                             900,000               909,279
    FHLMC MULTICLASS MTG. PARTN. CTFS.
      GTD. SERIES 2057 CL. PD
      6.75% 11/15/2026                                             350,000               338,117
                                                                                     -----------
                                                                                       1,645,587
 OTHER GOVERNMENT AGENCY (3.6%)                                                      -----------
    A.I.D., MOROCCO *
      6.688% 05/01/2023                                            400,000               392,000
    SMALL BUSINESS ADMINISTRATION *
      7.125% 10/25/2021 - 06/25/2022                             1,387,608             1,392,436
      7.25% 07/25/2021 - 11/25/2021                                296,040               297,437
      7.625% 01/25/2017                                            921,399               930,613
                                                                                     -----------
                                                                                       3,012,486
                                                                                     -----------
TOTAL U.S. GOVERNMENT SECURITIES
      (COST $11,944,547)                                                              11,965,383
                                                                                     -----------

                See accompanying notes to financial statements.

                                       33

--------------------------------------------------------------------------------
                          CMC SHORT TERM BOND FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------

CORPORATE NOTES AND BONDS (36.7%)
 INDUSTRIAL (20.7%)
   ALCOA INC.
      7.25% 08/01/2005                                         $   800,000             $ 810,464
   CATERPILLAR FINANCIAL SERVICES CORP.
      6.875% 08/01/2004                                            500,000               495,105
   COMPUTER SCIENCES CORP.
      7.50% 08/08/2005                                           1,000,000             1,009,080
   COX COMMUNICATIONS, INC.
      7.00% 08/15/2001                                             850,000               847,960
   COX ENTERPRISES, INC. (144A)
      8.00% 02/15/2007                                             325,000               327,222
   DAIMLERCHRYSLER N.A. HOLDINGS CORP.
      7.125% 04/10/2003                                            300,000               300,912
   DEERE (JOHN) CAPITAL CORP.
      5.35% 10/23/2001                                             450,000               442,534
   DIAGEO CAPITAL PLC
      6.625% 06/24/2004                                            625,000               615,506
   DOW CHEMICAL CO.
      7.00% 08/15/2005                                             400,000               397,584
   FEDERATED DEPARTMENT STORES, INC.
      6.125% 09/01/2001                                            425,000               417,358
   FORD MOTOR CREDIT CO.
      7.25% 01/15/2003                                             300,000               300,759
      5.75% 02/23/2004                                             150,000               143,241
      6.70% 07/16/2004                                              50,000                48,976
   GENERAL ELECTRIC CAPITAL CORP.
     MEDIUM TERM NOTES
      5.65% 03/31/2003                                             750,000               731,437
   HEWLETT-PACKARD CO.
      7.15% 06/15/2005                                             900,000               901,451
   IBM CREDIT CORP.
     MEDIUM TERM NOTES
      6.64% 10/29/2001                                           1,250,000             1,246,725
   ICI WILMINGTON, INC.
      6.75% 09/15/2002                                             900,000               885,906
   INTERNATIONAL PAPER CO. (144A)
      8.00% 07/08/2003                                             400,000               405,176
   KROGER CO., SERIES B
      6.34% 06/01/2001                                             700,000               695,290
   MCDONALD'S CORP.
      6.00% 06/23/2002                                             950,000               937,109
   PEPSI BOTTLING HOLDINGS, INC. (144A)
      5.375% 02/17/2004                                          1,000,000               956,717


                See accompanying notes to financial statements.

                                       34

--------------------------------------------------------------------------------
                          CMC SHORT TERM BOND FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
CORPORATE NOTES AND BONDS (CONTINUED)
      PHILLIPS PETROLEUM CO.
      8.50% 05/25/2005                                          $  825,000             $ 869,369
      PRECISION CASTPARTS CORP.
      8.75% 03/15/2005                                             700,000               714,070
      PROCTER & GAMBLE CO.
      5.25% 09/15/2003                                             150,000               144,476
      TIME WARNER, INC.
      7.975% 08/15/2004                                            575,000               588,165
      TYCO INTERNATIONAL GROUP S.A.
      6.125%  06/15/2001                                           750,000               743,288
      USA WASTE SERVICES, INC.
      6.125% 07/15/2001                                            900,000               880,992
      WMX TECHNOLOGIES, INC.
      6.70% 05/01/2001                                             250,000               247,085
                                                                                     -----------
                                                                                      17,103,957
                                                                                     -----------
FINANCIAL (10.2%)
      ASSOCIATES CORP. N.A.
      5.80% 04/20/2004                                             150,000               144,090
      BANK OF AMERICA CORP.
      6.625% 06/15/2004                                          1,625,000             1,598,415
      CHASE MANHATTAN CORP.
      MEDIUM TERM NOTES, SERIES C
      6.75% 12/01/2004                                             900,000               891,495
      CIT GROUP, INC.
      MEDIUM TERM NOTES
      5.80% 03/26/2002                                             150,000               146,422
      6.375% 11/15/2002                                            525,000               514,894
      COLONIAL REALTY L.P.
      MEDIUM TERM NOTES
      7.16% 01/17/2003                                             125,000               122,535
      COMMERCIAL CREDIT CO.
      6.625% 06/01/2015                                          1,100,000             1,095,743
      EOP OPERATING L.P.
      6.376% 02/15/2002                                            700,000               690,165
      GOLDMAN SACHS GROUP, INC.
      7.50% 01/28/2005                                             125,000               124,970
      INTERNATIONAL LEASE FINANCE CORP.
      6.00% 06/15/2003                                             525,000               512,180
      LEHMAN BROTHERS, INC.
      7.00% 10/01/2002                                             600,000               596,292
      MORGAN STANLEY DEAN WITTER & CO.
      7.75% 06/15/2005                                             800,000               818,488

                See accompanying notes to financial statements.

                                       35

--------------------------------------------------------------------------------
                          CMC SHORT TERM BOND FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
CORPORATE NOTES AND BONDS (CONTINUED)
   NORWEST FINANCIAL, INC.
      6.375% 09/15/2002                                        $   125,000             $ 123,731
   SIMON PROPERTY GROUP L.P.
      6.625% 06/15/2003                                            350,000               339,203
   WELLS FARGO & CO.
      7.25% 08/24/2005                                             750,000               755,730
                                                                                     -----------
                                                                                       8,474,353
                                                                                     -----------
UTILITIES (5.8%)
   ARIZONA PUBLIC SERVICE CO.
      5.875% 02/15/2004                                          1,075,000             1,033,473
   COASTAL CORP.
      6.50% 05/15/2006                                             125,000               120,427
   FPL GROUP CAPITAL, INC.
      6.875% 06/01/2004                                            150,000               148,002
   IDAHO POWER CO.
     MEDIUM TERM NOTES
      6.85% 10/01/2002                                             290,000               290,534
   KINDER MORGAN ENERGY PARTNERS L.P.
      8.00% 03/15/2005                                             500,000               512,305
   MCI WORLDCOM, INC.
      7.55% 04/01/2004                                           1,125,000             1,134,360
   TCI COMMUNICATIONS, INC.
      7.25% 08/01/2005                                             500,000               491,550
      8.00% 08/01/2005                                             125,000               126,572
   TXU EASTERN FUNDING CO.
      6.45% 05/15/2005                                             500,000               471,787
   VODAFONE AIRTOUCH PLC (144A)
      7.625% 02/15/2005                                            500,000               507,250
                                                                                     -----------
                                                                                       4,836,260
                                                                                     -----------
TOTAL CORPORATE NOTES AND BONDS
      (COST $30,516,998)                                                              30,414,570
                                                                                     -----------
NON-CORPORATE BONDS (1.9%)
   KINGDOM OF SPAIN
      7.00% 07/19/2005                                             800,000               808,903
   KOREA DEVELOPMENT BANK
      6.50% 11/15/2002                                             170,000               165,430
      7.125% 04/22/2004                                            570,000               552,957
   QUEBEC PROVINCE
      7.00% 01/30/2007                                              85,000                84,796
                                                                                     -----------
TOTAL NON-CORPORATE BONDS
      (COST $1,610,827)                                                                1,612,086
                                                                                     -----------

                See accompanying notes to financial statements.

                                       36

--------------------------------------------------------------------------------
                          CMC SHORT TERM BOND FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
OTHER SECURITIZED LOANS (39.8%)
 ASSET BACKED SECURITIES (27.0%)
   ABFS MORTGAGE LOAN TRUST
     SERIES 1997-2 CL. A5
      7.125% 01/15/2029                                        $   300,000             $ 294,375
   ADVANTA MORTGAGE LOAN TRUST
     SERIES 1994-1 CL. A2
      6.30% 07/25/2025                                              35,572                35,051
   AFC HOME EQUITY LOAN TRUST
     SERIES 1993-1 CL. A
      5.90% 05/20/2008                                             366,039               359,742
   CITYSCAPE HOME EQUITY LOAN TRUST
     SERIES 1996-3 CL. A8
      7.65% 09/25/2025                                           1,470,000             1,485,045
   CITYSCAPE HOME EQUITY LOAN TRUST
     SERIES 1997-B CL. A7
      7.41% 05/25/2028                                             593,844               594,709
   CITYSCAPE HOME LOAN OWNER TRUST
     SERIES 1997-3 CL. A5
      7.89% 07/25/2018                                           1,250,000             1,264,047
   CITYSCAPE HOME LOAN OWNER TRUST
     SERIES 1997-4 CL. A4
      7.44% 10/25/2018                                           1,000,000               996,052
   CONTIMORTGAGE HOME EQUITY LOAN TRUST
     SERIES 1997-3 CL. A8
      7.58% 08/15/2028                                           2,000,000             2,003,600
   CONTIMORTGAGE HOME EQUITY LOAN TRUST
     SERIES 1999-3 CL. A6
      7.68% 12/25/2029                                             190,000               187,832
   CROWN HOME EQUITY LOAN TRUST
     SERIES 1996-1 CL. A5
      7.30% 04/25/2027                                             450,000               448,728
   FIRSTPLUS HOME LOAN OWNER TRUST
     SERIES 1997-3 CL. A7
      7.22% 11/10/2020                                              75,000                75,024
   GE CAPITAL MORTGAGE SERVICES, INC.
     SERIES 1995-HE1 CL. A6
      7.50% 09/25/2010                                             101,407               101,966
   GREEN TREE FINANCIAL CORP.
     SERIES 1995-5 CL. A4
      6.60% 09/15/2026                                              43,693                43,712
   GREEN TREE FINANCIAL CORP.
     SERIES 1996-4 CL. A7
      7.90% 06/15/2027                                           1,209,606             1,241,209



                See accompanying notes to financial statements.

                                       37

--------------------------------------------------------------------------------
                          CMC SHORT TERM BOND FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
OTHER SECURITIZED LOANS (CONTINUED)
   IMC HOME EQUITY LOAN TRUST
     SERIES 1995-3 CL. A5
      7.50% 04/25/2026                                         $ 1,280,000           $ 1,287,443
   IMC HOME EQUITY LOAN TRUST
     SERIES 1997-3 CL. A6
      7.52% 08/20/2028                                             310,000               305,429
   KEYCORP STUDENT LOAN TRUST *
     SERIES 1996-A CL. A2
      6.994% 08/27/2025                                          1,902,623             1,876,871
   LEHMAN HOME EQUITY LOAN TRUST *
     SERIES 1996-3 CL. A2
      6.85% 12/15/2027                                             725,652               725,709
   MERIT SECURITIES CORP.
     SERIES 13 CL. A4
      7.88% 12/28/2033                                             275,000               279,298
   OAKWOOD MORTGAGE INVESTORS, INC.
     SERIES 1996-C CL. A3
      6.75% 04/15/2027                                              47,193                47,081
   SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
     SERIES 1998-AQ1 CL. A4
      6.74% 06/25/2028                                           1,810,000             1,795,855
   SLM STUDENT LOAN TRUST *
     SERIES 1998-1 CL. A1
      7.054% 01/25/2007                                          2,577,515             2,579,513
   SOUTHERN PACIFIC SECURED ASSETS CORP.
     SERIES 1996-2 CL. A5
      7.69% 04/25/2025                                             270,000               270,374
   UCFC FUNDING CORP.
     SERIES 1997-1 CL. A3
      7.055% 09/15/2013                                            972,856               970,623
   UCFC HOME EQUITY LOAN TRUST
     SERIES 1994-B1 CL. A5
      7.90% 08/10/2015                                           2,134,000             2,131,642
   UCFC HOME EQUITY LOAN TRUST
     SERIES 1998-D CL. AF7
      6.315% 04/15/2030                                            950,000               917,144
                                                                                     -----------
                                                                                      22,318,074
                                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (10.0%)
   CMC SECURITIES CORP. IV
     SERIES 1997-2 CL. 1A12
      7.25% 11/25/2027                                             550,000               538,835


                See accompanying notes to financial statements.

                                       38

--------------------------------------------------------------------------------
                          CMC SHORT TERM BOND FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
OTHER SECURITIZED LOANS (CONTINUED)
   FIRST NATIONWIDE TRUST
     SERIES 1999-1 CL. 2A6
      6.50% 03/25/2029                                         $ 1,035,109             $ 997,009
   FIRST NATIONWIDE TRUST
     SERIES 2000-1 CL. 2A3
      8.00% 10/25/2030                                             130,000               130,671
   OCWEN RESIDENTIAL MBS CORP.
     SERIES 1998-R1 CL. A1
      7.00% 10/25/2040                                           1,418,642             1,385,617
   PNC MORTGAGE SECURITIES CORP.
     SERIES 1997-4 CL. 2PP2
      7.50% 07/25/2027                                             530,000               527,064
   RESIDENTIAL ACCREDIT LOANS, INC.
     SERIES 2000-QS8 CL. A1
      8.00% 07/25/2030                                             944,431               950,012
   RESIDENTIAL ASSET SECURITIZATION TRUST
     SERIES 1998-A3 CL. A
      6.50% 04/25/2013                                           2,364,440             2,302,728
   STRUCTURED ASSET SECURITIES CORP.
     SERIES 1999-ALS2 CL. A2
      6.75% 07/25/2029                                           1,508,015             1,476,807
                                                                                     -----------
                                                                                       8,308,743
                                                                                     -----------
COMMERCIAL MORTGAGE BACKED SECURITIES (2.8%)
   LB COMMERCIAL CONDUIT MORTGAGE TRUST *
     SERIES 1995-C2 CL. A
      7.218% 08/25/2004                                            412,490               413,337
   MORGAN STANLEY CAPITAL I, INC.
     SERIES 1997-C1 CL. A1C
      7.63% 02/15/2020                                           1,092,500             1,121,640
   NOMURA ASSET SECURITIES CORP.
     SERIES 1996-MD5 CL. A1B
      7.12% 04/13/2036                                             530,000               531,429
   NOMURA ASSET SECURITIES CORP. *
     SERIES 1994-MD1 CL. A1B
      8.379% 03/15/2018                                            266,800               266,167
                                                                                     -----------
                                                                                       2,332,573
                                                                                     -----------
TOTAL OTHER SECURITIZED LOANS
      (COST $33,014,147)                                                              32,959,390
                                                                                     -----------



                See accompanying notes to financial statements.

                                       39

--------------------------------------------------------------------------------
                          CMC SHORT TERM BOND FUND
                       A Portfolio of CMC Fund Trust
                          SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                                PRINCIPAL
                                                                 AMOUNT                 VALUE
                                                               -----------           -----------
MUNICIPAL BONDS (0.8%)
   MULTNOMAH COUNTY SCHOOL DISTRICT
     #1J PORTLAND
      5.75% 06/15/2005
      (COST $650,000)                                          $   650,000             $ 620,919
                                                                                     -----------
REPURCHASE AGREEMENT (5.1%)
   J.P. MORGAN SECURITIES, INC.
      6.59% DATED 10/31/2000, DUE 11/01/2000 IN
      THE AMOUNT OF $4,200,476.
      COLLATERALIZED BY U.S. TREASURY NOTES
      4.625% TO 6.50%
      DUE 12/31/2000 TO 05/31/2001
      U.S. TREASURY BONDS
      6.625% TO 11.75%
      DUE 02/15/2010 TO 02/15/2027
      U.S. TREASURY BILL 6.035% DUE 04/26/2001
      (COST $4,199,718)                                          4,199,718             4,199,718
                                                                                     -----------
TOTAL INVESTMENTS (98.7%)
(COST $81,936,237)                                                                    81,772,066

OTHER ASSETS LESS LIABILITIES (1.3%)                                                   1,036,922
                                                                                     -----------
NET ASSETS (100.0%)                                                                 $ 82,808,988
                                                                                     ===========
*     VARIABLE RATE SECURITY - THE RATE REPORTED IS THE
      RATE IN EFFECT AS OF OCTOBER 31, 2000
























                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2000


ASSETS:
  Investments at identified cost ..................................   $          81,936,237
  Investments at identified cost - federal income tax purposes.....   $          81,936,237
--------------------------------------------------------------------------------------------

  Investments at value ............................................   $          81,772,066
  Receivable for:
    Interest.......................................................                 916,693
    Investments sold...............................................                 157,671
    Expense reimbursement..........................................                  31,500
                                                                      ----------------------
  Total assets.....................................................              82,877,930
                                                                      ----------------------

LIABILITIES:
  Payable for:
    Investments purchased .........................................                  19,982
    Investment management fee .....................................                  17,460
    Accrued expenses...............................................                  31,500
                                                                      ----------------------
  Total liabilities................................................                  68,942
                                                                      ----------------------

NET ASSETS.........................................................   $          82,808,988
                                                                      ======================

NET ASSETS consist of:
    Paid-in capital ...............................................   $          86,314,080
    Accumulated net realized loss from investment transactions.....              (3,340,921)
    Unrealized depreciation on investments.........................                (164,171)
                                                                      ----------------------

NET ASSETS ........................................................   $          82,808,988
                                                                      ======================

Shares of capital stock outstanding ...............................               7,059,815
                                                                      ======================

Net asset value, offering and
   redemption price per share .....................................   $               11.73
                                                                      ======================










                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year ended October 31, 2000


INVESTMENT INCOME:
     Interest income .......................................................      $           6,247,468
                                                                                  ----------------------

     Expenses:
         Investment management fees ........................................                    229,355
         Legal, insurance and audit fees....................................                     30,221
         Transfer agent fees................................................                     18,000
         Custodian fees.....................................................                      9,165
         Trustees' fees.....................................................                      3,217
         Other expenses ....................................................                      9,871
                                                                                  ----------------------
             Total expenses.................................................                    299,829
         Expenses reimbursed by investment adviser .........................                    (70,474)
                                                                                  ----------------------
             Net expenses...................................................                    229,355
                                                                                  ----------------------

     Net investment income .................................................                  6,018,113
                                                                                  ----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
     Net realized loss from investment transactions.........................                 (1,866,663)

     Change in net unrealized appreciation or depreciation on investments...                  1,145,388
                                                                                  ----------------------

     Net realized and unrealized loss on investments........................                   (721,275)
                                                                                  ----------------------

NET INCREASE RESULTING FROM OPERATIONS......................................      $           5,296,838
                                                                                  ======================













                See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                                     Year Ended October 31,
                                                                          --------------------------------------------
                                                                                  2000                    1999
                                                                          -------------------     --------------------
Operations:
      Net investment income .......................................       $        6,018,113      $         6,294,017
      Net realized loss from investment transactions...............               (1,866,663)              (1,466,380)
      Change in net unrealized appreciation or depreciation
         on investments............................................                1,145,388               (1,625,941)
                                                                          -------------------     --------------------

      Net increase resulting from operations.......................                5,296,838                3,201,696

Distributions to shareholders:
      From net investment income...................................               (6,018,113)              (6,294,017)
      From net realized gain from investment transactions..........                        -                  (23,085)

Net capital share transactions ....................................              (61,290,694)             105,244,125
                                                                          -------------------     --------------------

Net increase (decrease) in net assets..............................              (62,011,969)             102,128,719

NET ASSETS:
      Beginning of year............................................              144,820,957               42,692,238
                                                                          -------------------     --------------------

      End of year  ................................................       $       82,808,988      $       144,820,957
                                                                          ===================     ====================




























                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1.  Significant accounting policies:


CMC Short Term Bond Fund (the Fund) is a portfolio of CMC Fund Trust (the Trust), an open-end diversified investment company registered under the Investment Company Act of 1940. The Trust has established six other portfolios, CMC Small Cap Fund, CMC International Stock Fund, CMC Small Mid Cap Fund, CMC International Bond Fund, CMC Fixed Income Securities Fund, and CMC High Yield Fund, which are not included in their financial statements. The CMC Small Mid Cap Fund and CMC International Bond Fund are not yet operational. Each portfolio issues a separate series of the Trust's shares and maintains a separate investment portfolio. The policies described below are consistently followed by the Fund for the preparation of its financial statements in conformity with generally accepted accounting principles.


Investment valuation. Portfolio securities are valued based on market value as quoted by dealers who are market makers in these securities, by independent pricing services, or by the adviser using a methodology approved by the Board of Trustees. Market values are based on the average of bid and ask prices, or by reference to other securities with comparable ratings, interest rates and maturities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost, which approximates market value. Investment securities for which market quotations are not readily available will be valued at fair market value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements. The Fund may engage in repurchase agreement transactions. The Fund, through the custodian, receives delivery of underlying securities collateralizing repurchase agreements. The Fund's investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Investment transactions. Investment transactions are accounted for as of the date the investments are purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Securities purchased on a when-issued or forward delivery basis may settle a month or more after trade date; interest income is not accrued until settlement date. The Fund segregates liquid assets with a current value at least equal to the amount of its when-issued purchase commitments.

Investment income and expenses. Interest income is recorded on the accrual basis and includes amortization of premiums or accretion of discounts. Expenses are recorded on the accrual basis and the Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses incurred on behalf of the Trust and its underlying portfolios.

Use of estimates. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividends and distributions to shareholders. Dividends from net investment income are declared daily and paid monthly. Distributions from any net realized gains are generally declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Additional distributions of net investment income and capital gains for the Fund may be made at the discretion of the Board of Trustees.


Federal income taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing substantially all taxable net investment income and net realized gains to its shareholders in a manner which results in no tax to the Fund. Therefore, no federal income or excise tax provision is required. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales. As of October 31, 2000, the Fund had $1,470,297 and $1,870,624 in capital loss carryovers available to offset future capital gains. These capital loss carryovers expire in the years 2007 and 2008, respectively. To the extent that the capital loss carryovers are used to offset any capital gains, it is unlikely that the gains so offset will be distributed to shareholders.

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

2.  Investment transactions:
Aggregate purchases, sales and maturities, excluding short-term investments, net realized loss and net unrealized depreciation on investments, as of and for the year ended October 31, 2000 were as follows:

Purchases:
   Investment securities other than U.S. Government obligations..    $         32,957,046
   U.S. Government obligations...................................              26,235,446
                                                                     ---------------------
        Total purchases..........................................    $         59,192,492
                                                                     =====================

Sales and Maturities:
   Investment securities other than U.S. Government obligations.     $         57,391,492
   U.S. Government obligations..................................               42,998,729
                                                                     ---------------------
        Total sales and maturities..............................     $        100,390,221
                                                                     =====================

Net Realized Loss:
   Investment securities other than U.S. Government obligations.     $         (1,234,004)
   U.S. Government obligations..................................                 (632,659)
                                                                     ---------------------
        Total net realized loss.................................     $         (1,866,663)
                                                                     =====================

Unrealized Appreciation (Depreciation) for
  federal income tax purposes:
  Appreciation..................................................     $            544,502
  Depreciation..................................................                 (708,673)
                                                                     ---------------------
    Net unrealized depreciation.................................     $           (164,171)
                                                                     =====================

3.  Capital Stock:

At October 31, 2000, there were 100 million shares of no par value capital stock authorized. Transactions of capital shares were as follows:

                                                                 Year ended October 31,
                                                      --------------------------------------------
                                                               2000                   1999
                                                      --------------------   ---------------------
  Shares:
     Shares sold..................................              1,843,663               9,524,355
     Shares issued for reinvestment of dividends..                511,931                 533,140
                                                      --------------------   ---------------------
                                                                2,355,594              10,057,495
     Less shares redeemed.........................             (7,654,570)             (1,229,286)
                                                      --------------------   ---------------------
     Net increase (decrease) in shares............             (5,298,976)              8,828,209
                                                      ====================   =====================

  Amounts:
     Sales * .....................................    $        21,363,496    $        113,449,649
     Reinvestment of dividends....................              5,956,747               6,311,455
                                                      --------------------   ---------------------
                                                               27,320,243             119,761,104
     Less redemptions.............................            (88,610,937)            (14,516,979)
                                                      --------------------   ---------------------
     Net increase (decrease)......................    $       (61,290,694)   $        105,244,125
                                                      ====================   =====================

    *Includes $9,071,530 from the delivery of securities in an in-kind transfer.

--------------------------------------------------------------------------------
                            CMC SHORT TERM BOND FUND
                          A Portfolio of CMC Fund Trust
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

4. Transactions with affiliates and related parties:

The amounts of fees and expenses described below are shown on the Fund's statement of operations.

The investment adviser of the Fund is Columbia Management Co. (CMC). CMC is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation (Fleet), a publicly owned multi-bank holding company registered under the Bank Holding Company Act of 1956.

Investment management fees were paid monthly to CMC by the Fund. The fees are based on an annual rate of 0.25 of 1% of average daily net assets.

In addition to the investment management fee, each shareholder enters into a written administrative services agreement with CMC for an annual fee ranging between 0.05% and 0.20%, depending on the size of the investment in the Fund. CMC provides each shareholder specialized reports regarding the Fund's portfolio and performance, market conditions and economic indicators.

For the years ended October 31, 2000 and 1999, CMC has contractually agreed to reimburse ordinary expenses of the Fund, to the extent that these expenses, together with the Fund's advisory fee, exceed 0.25% of the Fund's average daily net assets.

Trustees' fees and expenses were paid directly by the Fund to trustees having no affiliation with the Fund other than their capacity as trustees. Other officers and trustees received no compensation from the Fund.

The transfer agent for the Fund is Columbia Trust Company (CTC), an affiliate of CMC and indirect wholly-owned subsidiary of Fleet. CTC is compensated based on a per account fee of $1.00 per month, with a minimum aggregate fee of $1,500 per month.

PRICEWATERHOUSECOOPERS  [logo]

                                                PricewaterhouseCoopers
                                                1300 S.W. Fifth Avenue Suite 310
                                                Portland, OR 97201-5638
                                                Telephone (503) 478-6000
                                                Facsimile (503) 478-6099

                        Report of Independent Accountants


To the Trustees and Shareholders of
CMC Fund Trust


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of CMC Short Term Bond Fund (the
Fund), one of the portfolios of CMC Fund Trust, at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended and for its financial highlights for the period February 2, 1998 (commencement of operations) through October 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Portland, Oregon
December 8, 2000

                                 CMC FUND TRUST

                                     PART C

                                OTHER INFORMATION

Item 23.   Exhibits
           --------

           (a1)     Restated Declaration of Trust.(1)

           (a2)     Amendment to Restated Declaration of Trust.(1)

           (a3)     Amendment No. 2 to Restated Declaration of Trust.(2)

           (a4)     Amendment No. 3 to Restated Declaration of Trust.(3)

           (a5)     Form of Amendment No. 4 Restated Declaration of Trust.(4)

           (b)      Bylaws.(1)

           (c1)     Specimen Stock Certificate for CMC Small Cap Fund.(1)

           (c2)     Specimen Stock Certificate for CMC International Stock Fund.
                    (1)

           (c3)     Specimen Stock Certificate for CMC High Yield Fund.(1)

           (c4)     Specimen Stock Certificate for CMC Short Term Bond Fund.(2)

           (c5)     Specimen Stock Certificate for CMC International Bond Fund.
                    (3)

           (c6) Specimen Stock Certificate for CMC Fixed Income Securities Fund.(3)

           (c7)     Specimen Stock Certificate for CMC Small/Mid Cap Fund.(4)

           (d1)     Investment Advisory Contract for CMC Small Cap Fund.(4)

           (d2)     Investment Advisory Contract for CMC International Stock
                    Fund.(4)

           (d3)     Investment Advisory Contract for CMC High Yield Fund.(4)

           (d4)     Investment Advisory Contract for CMC Short Term Bond Fund.
                    (2)

           (d5)     Investment Advisory Contract for CMC International Bond
                    Fund.(3)

           (d6) Investment Advisory Contract for CMC Fixed Income Securities Fund.(3)

           (d7) Form of Investment Advisory Contract for CMC Small/Mid Cap Fund.(6)

           (e)      Underwriting Contracts - Not Applicable.

           (f)      Not Applicable.

           (g1)     Custodian Contract between U.S. Bank, N.A. and CMC Fund
                    Trust.(6)

           (g2) Form of Custodian Contract between CMC Fund Trust and The Chase Manhattan Bank.(6)

           (h1)     Transfer Agent Agreement for CMC Small Cap Fund.(4)

           (h2)     Transfer Agent Agreement for CMC International Stock Fund.
                    (4)

           (h3)     Transfer Agent Agreement for CMC High Yield Fund.(4)

           (h4)     Transfer Agent Agreement for CMC Short Term Bond Fund.(2)

           (h5)     Transfer Agent Agreement for CMC International Bond Fund.(3)

           (h6)     Transfer Agent Agreement for CMC Fixed Income Securities
                    Fund.(3)

           (h7)     Form of Transfer Agent Agreement for CMC Small/Mid Cap Fund.
                    (6)

           (h8)     Form of Administrative Services Agreement.(4)

           (i)      Opinion of Counsel - Not Applicable.

           (j)      Consent of Accountants.*

           (k)      Omitted Financial Statements - Not Applicable.

           (l)      Not Applicable.

           (m)      12b-1 Plan - Not Applicable.

           (n)      Rule 18f-3 Plan - Not Applicable.

           (o)      Not Applicable.

           (p)      Code of Ethics.(6)

           (q) Powers of Attorney for Messrs. George, Inskeep, Lunzer, Simpson and Woolworth.(6)

           (1) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 16, 1996.

           (2) Incorporated herein by Reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed September 2, 1997.

           (3) Incorporated herein by Reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed April 18, 2000.

           (4) Incorporated herein by Reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 24, 1997.

           (5) Incorporated herein by Reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 20, 1999.

           (6) Incorporated herein by Reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed August 1, 2000.

           *Filed herewith.

Item 24.   Persons Controlled by or Under Common Control with Registrant
           -------------------------------------------------------------

           The Registrant has an investment advisory contract with Columbia Management Co., an Oregon corporation (the "Adviser"). Columbia Daily Income Company, Columbia Growth Fund, Inc., Columbia Special Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Oregon Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Short Term Bond Fund, Inc., Columbia Balanced Fund, Inc., Columbia Common Stock Fund, Inc., Columbia International Stock Fund, Inc., Columbia Small Cap Fund, Inc., Columbia National Municipal Bond Fund., Inc., Columbia Strategic Value Fund, Inc., Columbia Technology Fund, Inc. and Columbia High Yield Fund, Inc., each an Oregon corporation, have investment advisory contracts with Columbia Funds Management Company, an Oregon corporation ("CFMC"). FleetBoston Financial Corporation ("Fleet") is a publicly owned multibank holding company registered under the Bank Holding Company Act of 1956. CFMC, the Adviser, Columbia Trust Company and Columbia Financial Center Incorporated are indirect wholly owned subsidiaries of Fleet. See "Management" and "Investment Advisory and Other Fees paid to Affiliates" in the Statement of Additional Information.


Item 25.   Indemnification
           ---------------

           Under the Declaration of Trust and Bylaws of the Registrant, any trustee or officer of the Registrant may be indemnified by the Registrant against all expenses incurred by the trustee or officer in connection with any claim, action, suit or proceeding, civil or criminal, by reason of his or her being a trustee or officer of the Registrant, to the fullest extent not prohibited by law and the Investment Company Act of 1940 (the "1940 Act") and related regulations and interpretations of the Securities and Exchange Commission ("SEC").

           Insofar as reimbursement or indemnification for expenses incurred by a director or officer in legal proceedings arising under the Securities Act of 1933 (the "1933 Act") may be permitted by the above provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such reimbursement or indemnification is against public policy as expressed in the Act and therefore unenforceable. In the event that any claim for indemnification under the above provisions is asserted by an officer or trustee in connection with the securities being registered, the Registrant, unless in the opinion of its counsel the matter has already been settled by controlling precedent, will (except insofar as such claim seeks reimbursement of expenses paid or incurred by an officer or trustee in the successful defense of any such action, suit or proceeding or claim, issue, or matter therein) submit to a court of appropriate jurisdiction the question whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

           The Registrant's trustees and officers are named insureds under an insurance policy issued by ICI Mutual Insurance Company.

Item 26.   Business and Other Connections of Investment Adviser
           ----------------------------------------------------

           Information regarding the businesses of Columbia Management Co. and its officers and directors is set forth under "Management" in the Prospectus, and under "Management" and "Investment Advisory and Other Fees Paid to Affiliates" in the Statement of Additional Information and is incorporated herein by reference. Columbia Trust Company also acts as trustee and/or agent for the investment of the assets of pension and profit sharing plans in pooled accounts.

Item 27.   Principal Underwriters
           ----------------------

           Not applicable.

Item 28.   Location of Accounts and Records
           --------------------------------

           The records required to be maintained under Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder are maintained by CMC Fund Trust, Columbia Management Co., and Columbia Trust Company at 1300 S.W. Sixth Avenue, Portland, Oregon 97201. Records relating to the Registrant's portfolio securities are also maintained by U.S. Bank N.A., 321 S.W. Sixth Avenue, Portland, Oregon 97208 and The Chase Manhattan Bank, 3 Chase Metrotech Center, Brooklyn, New York 11245.

Item 29.   Management Services
           -------------------

           Not applicable.

Item 30.   Undertakings
           ------------

           Not applicable.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland and State of Oregon on the 21st day of December, 2000.


                                            CMC FUND TRUST



                                              By:    JEFF B. CURTIS
                                              ----------------------------------

                                                     Jeff B. Curtis
                                                     President


           Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on the 21st day of December, 2000 by the following persons in the capacities indicated.



(i)        Principal executive officer:




           JEFF B. CURTIS                              President
----------------------------------------------

           Jeff B. Curtis


(ii)       Principal accounting and
           financial officer:




           JEFFREY L. LUNZER                           Vice President
----------------------------------------------
           Jeffrey L. Lunzer



(iii)      Trustees:



*          JAMES C. GEORGE                             Trustee
----------------------------------------------
           James C. George

*          J. JERRY INSKEEP, JR.                       Trustee
----------------------------------------------
           J. Jerry Inskeep, Jr.



*          PATRICK J. SIMPSON                          Trustee
----------------------------------------------
           Patrick J. Simpson



*          RICHARD L. WOOLWORTH                        Trustee
----------------------------------------------
           Richard L. Woolworth




*By:       JEFF B. CURTIS
     -----------------------------------------

           Jeff B. Curtis
           Attorney-In-Fact

                                 CMC FUND TRUST

                                  EXHIBIT INDEX


Exhibit         Description
-------         -----------

     (a1)       Restated Declaration of Trust.(1)

     (a2)       Amendment to Restated Declaration of Trust.(1)

     (a3)       Amendment No. 2 to Restated Declaration of Trust.(2)

     (a4)       Amendment No. 3 to Restated Declaration of Trust.(3)


     (a5)       Form of Amendment No. 4 to Restated Declaration of Trust.(6)


     (b)        Bylaws.(1)

     (c1)       Specimen Stock Certificate for CMC Small Cap Fund.(1)

     (c2)       Specimen Stock Certificate for CMC International Stock Fund.(1)

     (c3)       Specimen Stock Certificate for CMC High Yield Fund.(1)

     (c4)       Specimen Stock Certificate for CMC Short Term Bond Fund.(2)

     (c5)       Specimen Stock Certificate for CMC International Bond Fund.(3)

     (c6)       Specimen Stock Certificate for CMC Fixed Income Securities Fund.
                (3)


     (c7)       Specimen Stock Certificate for CMC Small/Mid Cap Fund.(6)


     (d1)       Investment Advisory Contract for CMC Small Cap Fund.(4)

     (d2)       Investment Advisory Contract for CMC International Stock Fund.
                (4)

     (d3)       Investment Advisory Contract for CMC High Yield Fund.(4)

     (d4)       Investment Advisory Contract for CMC Short Term Bond Fund.(2)

     (d5)       Investment Advisory Contract for CMC International Bond Fund.(3)

     (d6)       Investment Advisory Contract for CMC Fixed Income Securities
                Fund.(3)


     (d7)       Form of Investment Advisory Contract for CMC Small/Mid Cap Fund.
                (6)

     (e)        Underwriting Contracts - Not Applicable.

     (f)        Not Applicable.

     (g1)       Custodian Contract between U.S. Bank, N.A. and CMC Fund Trust.
                (6)

     (g2) Form of Custodian Contract between CMC Fund Trust and The Chase Manhattan Bank.(6)

     (h1)       Transfer Agent Agreement for CMC Small Cap Fund.(4)

     (h2)       Transfer Agent Agreement for CMC International Stock Fund.(4)

     (h3)       Transfer Agent Agreement for CMC High Yield Fund.(4)

     (h4)       Transfer Agent Agreement for CMC Short Term Bond Fund.(2)

     (h5)       Transfer Agent Agreement for CMC International Bond Fund.(3)

     (h6)       Transfer Agent Agreement for CMC Fixed Income Securities Fund.
                (3)

     (h7)       Form of Transfer Agent Agreement for CMC Small/Mid Cap Fund.(6)

     (h8)       Form of Administrative Services Agreement.(4)

     (i)        Opinion of Counsel - Not Applicable.

     (j)        Consent of Accountants.*

     (k)        Omitted Financial Statements - Not Applicable.

     (l)        Not Applicable.

     (m)        12b-1 Plan - Not Applicable.

     (n)        Rule 18f-3 Plan - Not Applicable.

     (o)        Not Applicable.

     (p)        Code of Ethics.(6)

     (q) Powers of Attorney for Messrs. George, Inskeep, Lunzer, Simpson and Woolworth.(6)

     (1) Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 16, 1996.

     (2) Incorporated herein by Reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed September 2, 1997.

     (3) Incorporated herein by Reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed April 18, 2000.

     (4) Incorporated herein by Reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 24, 1997.

     (5) Incorporated herein by Reference to Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed December 20, 1999.


     (6) Incorporated herein by Reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, File No. 33-30394, filed August 1, 2000.


     *Filed herewith.